UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23669

Nuveen Multi-Asset Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 257-8787

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

Item 1.	Reports to Stockholders.

Closed-End Funds	December 31, 2025

Nuveen

Closed-End Funds

Nuveen Multi-Asset Income Fund	NMAI

Nuveen Real Asset Income and Growth Fund	JRI

Nuveen Real Estate Income Fund	JRS

Annual

Report

IMPORTANT DISTRIBUTION NOTICE

for Shareholders of the Nuveen Real Estate Income Fund (JRS)

Annual Shareholder Report for the period ending December 31, 2025

The Nuveen Real Estate Income Fund (JRS) seek to offer attractive cash flow to its shareholders, by converting the expected long-term total return potential of the Fund’s investments in REITs into regular quarterly distributions. Following is a discussion of the Managed Distribution Policy the Fund uses to achieve this.

The Fund pays quarterly common share distributions that seek to convert the Fund’s expected long-term total return potential into regular cash flow. As a result, the Fund’s regular common share distributions (presently $0.1700 per share) may be derived from a variety of sources, including:

•	distributions from portfolio companies (REITs),

•	realized capital gains or,

•	Possibly, returns of capital representing in certain cases unrealized capital appreciation.

Such distributions are sometimes referred to as “managed distributions.” The Fund seeks to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time. The Adviser may consider many factors when making such projections, including, but not limited to, long-term historical returns for the asset classes in which the Fund invests. As portfolio and market conditions change, the distribution amount and distribution rate on the Common Shares under the Fund’s Managed Distribution Policy could change.

When it pays a distribution, the Fund provides holders of its Common Shares a notice of the estimated sources of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis. It does this by posting the notice on its website (www.nuveen.com/cef), and by sending it in written form.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy. The Fund’s actual financial performance will likely vary from month-to-month and from year-to-year, and there may be extended periods when the distribution rate will exceed the Fund’s actual total returns. The Managed Distribution Policy provides that the Board may amend or terminate the Policy at any time without prior notice to Fund shareholders. There are presently no reasonably foreseeable circumstances that might cause the Fund to terminate its Managed Distribution Policy.

2

Table

of Contents

3

Important Notices

NMAI - Portfolio manager updates: Effective January 7, 2026, Mark Zheng, CFA, James Kim and John Tribolet were added as portfolio managers of the Fund and Nathan Shetty and Anurag Dugar were removed as portfolio manager of the Fund.

JRI - Portfolio manager updates: Effective February 11, 2025, James Kim has been added as a portfolio manager of the Fund. Effective April 1, 2025, Jean Lin retired and is no longer a portfolio manager of the Fund.

JRI – Rights Offering: On January 15, 2026, the Board approved the terms of the issuance of Rights to the holders of the Fund’s Common Shares as of February 6, 2026 (the “Record Date”). Holders of Rights will be entitled to subscribe for additional Common shares (the “Offer”) at a discount to the market price of the Common Shares.

After considering a number of factors, including potential benefits and costs, the Board and the Adviser, determined that the Offer will benefit both the Fund and its common shareholders and increase the assets of the Fund available to take advantage of existing investment opportunities, consistent with the Fund’s investment objective of providing shareholders with a high level of current income and long-term capital appreciation.

Certain key terms of the Offer include:

• Holders of Common Shares on the Record Date (“Record Date Shareholders”) will receive one Right for each outstanding Common Share owned on the Record Date. The Rights entitle the holders to purchase one new Common Share for every four Rights held (1-for-4).

• The subscription price per Common Share (the “Subscription Price”) will be determined based upon a formula equal to 95% of the average of the last reported sales price of the Common Shares on the NYSE on the Expiration Date and each of the four preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 90% of the net asset value per Common Share at the close of trading on the NYSE on the Expiration Date, then the Subscription Price will be 90% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on the Expiration Date. The Rights offering will expire at 5:00 p.m., Eastern time, on March 9, 2026 (the “Expiration Date”).

• Record Date Shareholders who fully exercise all Rights issued to them can subscribe, subject to certain limitations and allotment, for any additional Common Shares which were not subscribed for by other holders of Rights at the Subscription Price, subject to the right of the Board to eliminate this over-subscription privilege. Investors who are not Record Date Shareholders but who otherwise acquire Rights in the secondary market are not entitled to participate in the over-subscription privilege. If these requests exceed available Common Shares, they will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

• Rights are transferable and were admitted for trading on the NYSE under the symbol “JRI RTWI” initially trading “when-issued” on February 5, 2026. The Rights then began trading with regular settlement under the symbol “JRI RT” on February 10, 2026, and will cease trading at the close on March 6, 2026, one day before the Offer’s Expiration Date. During this time, Record Date Shareholders may also choose to sell their Rights.

More details about the Fund’s rights offering are available on www.nuveen.com/cef.

4

Discussion of Fund Performance

Nuveen Multi-Asset Income Fund (NMAI)

Nuveen Real Asset Income and Growth Fund (JRI)

Nuveen Real Estate Income Fund (JRS)

The Nuveen Multi-Asset Income Fund (NMAI) features features portfolio management by Nuveen Asset Management, LLC (NAM), Teachers Advisors, LLC (TAL) and Winslow Capital Management LLC (Winslow). NAM, TAL and Winslow each serve as a sub-adviser to the Fund and are each an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. Subsequent to the close of the reporting period, effective January 7, 2026, the Fund’s portfolio managers are Mark Zheng, CFA, FRM, James Kim and John Tribolet.

The Nuveen Real Asset Income and Growth Fund (JRI) features portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. The Fund’s portfolio managers are Tryg Sarsland, Brenda Langenfeld, CFA, Benjamin Kerl, Noah Hauser, CFA and James Kim.

The Nuveen Real Estate Income Fund (JRS) features portfolio management by a team of real estate investment professionals at Security Capital Research & Management Incorporated (Security Capital), a wholly owned subsidiary of JPMorgan Chase & Company. Anthony Manno Jr., Kevin Bedell and Nathan Gear, CFA, lead the investment and portfolio management team.

Below is a discussion of Fund performance and the factors that contributed and detracted during the 12-month reporting period ended December 31, 2025. For more information on each Fund’s investment objectives and policies, please refer to the Shareholder Update section at the end of the report.

Nuveen Multi-Asset Income Fund (NMAI)

What factors affected markets during the reporting period?

•

Global equities posted healthy gains in 2025, led by non-U.S. developed markets, with emerging markets performing nearly as well. Both topped U.S. shares, as measured by the S&P 500 Index, by double digits for the first time since 2006, driven partly by a weaker U.S. dollar. In the U.S., large-cap growth stocks outperformed large-cap value.

•

U.S. Treasury yields broadly fell and the yield curve steepened during the reporting period. Intermediate-duration fixed income assets generally outperformed shorter-duration assets of similar credit rating, while very long-dated fixed income instruments underperformed. Additionally, the anticipation and announcements of tariffs by the U.S. on its trading partners contributed to volatility in April 2025 and weakened the U.S. dollar.

•	Credit spreads tightened during the reporting period. High-yield bonds, emerging markets debt, and preferred securities outperformed investment-grade bonds, while senior loans lagged.

What key strategies were used to manage the Fund during the reporting period?

•

The Fund seeks to provide attractive total return through high current income and capital appreciation. The Fund dynamically invests in a portfolio of equity and debt securities of issuers located around the world.

•

During the first quarter 2025, the Fund reduced its interest rates exposure by trimming the allocations to emerging markets debt and TIPS (Treasury inflation-protected securities), while increasing exposure to floating-rate loans. Additionally, after having reduced the equity exposure around mid-February 2025 via real assets and international developed stocks, the Fund added back some equity exposure in March 2025 via U.S. large-cap value and dividend growth stocks.

•

Early in the second quarter 2025, the Fund increased exposure to U.S. dividend growth stocks to take advantage of the April sell-off and began to wind down the Fund’s call overwriting overlay. Later in the quarter, the Fund reduced exposure to public real assets – both U.S. real estate investment trusts (REITs) and global infrastructure stocks – and to emerging markets equities, while increasing exposure to core U.S. and international developed market equities. In fixed income, the Fund reduced the floating-rate loans, preferred securities and mortgage-backed securities (MBS) allocations and increased the core bond and high yield bond allocations.

5

Discussion of Fund Performance (continued)

•

After September’s strong interest rate rally, the Fund reduced exposure to MBS and added an allocation to energy infrastructure master limited partnerships (MLPs), which helped lower the Fund’s interest rate sensitivity while enhancing the expected portfolio yield.

•	In the fourth quarter 2025, the Fund reduced exposure to floating-rate senior loans and increased allocation to equities as the Federal Reserve cut interest rates.

How did the Fund perform and what factors affected relative performance?

For the 12-month reporting period ended December 31, 2025, NMAI returned 19.23%. The Fund outperformed the returns of the NMAI Blended Benchmark, which returned 15.16%. The NMAI Blended Benchmark, effective June 17, 2025, consists of 1) 50% MSCI ACWI Index (Net), 2) 35% Bloomberg U.S. Corporate high Yield Bond Index and 3) 15% Bloomberg U.S. Aggregate Bond Index. Prior to June 17, 2025, the NMAI Blended Benchmark consisted of 1) 50% MSCI ACWI (Net), and 2) 50% Bloomberg U.S. Corporate high Yield Bond Index.

Top contributors to relative performance

•	The Fund’s use of leverage through bank borrowings and reverse repurchase agreements.

•	Within equities, an overweight allocation to international equities.

•	Within fixed income, an out-of-benchmark allocation to preferred securities.

Top detractors from relative performance

•	Within equities, an overweight allocation to U.S. equities.

•	Within fixed income, an overweight allocation to U.S. investment-grade bonds

Nuveen Real Asset Income and Growth Fund (JRI)

What factors affected markets during the reporting period?

•

The U.S. economy continued to expand, and pricing pressures generally eased, but inflation remained higher than the central bank’s 2% target. The labor market began to show signs of weakening toward the end of the reporting period.

•

Most global central banks continued to ease monetary policy. After holding steady throughout the first eight months of 2025, the Federal Reserve lowered rates by 25 basis points in September, October and December, bringing the federal funds rate to a range of 3.50%-3.75%.

•

In the United States, rates fell across all but the longest 30-year segment of the Treasury yield curve, but more so at the short end, causing the yield curve to steepen. The 10-year U.S. Treasury yield ended the reporting period 40 basis points lower at 4.18%.

•	Of the five segments within the JRI Blended Benchmark, global infrastructure common equities performed best during the reporting period, followed by the real estate common equity segment.

•	High yield bonds also rallied throughout the reporting period due to stronger-than-expected U.S. economic growth and consumer spending that supported credit spreads.

•	Despite looser monetary policy, the rate-sensitive real estate preferred securities sector within the JRI Blended Benchmark underperformed during the reporting period.

6

What key strategies were used to manage the Fund during the reporting period?

•

The Fund generally maintained a more defensive posture throughout its portfolio given ongoing geopolitical risks, along with uncertainty surrounding global growth, inflation and interest rates. The portfolio management team favored sectors that tend to have more resilient business models and greater earnings visibility, while also maintaining some cyclical exposure.

•

In the equity portion of the Fund, global infrastructure common shares represented the Fund’s largest overweight. Exposure increased in the more defensive and essential electric utilities sector because of these companies’ more visible cash flows and earnings, and importance in fulfilling the increased demand for power to develop generative artificial intelligence (AI).

•

Real estate common equity exposure also remained a modest overweight. Much of this sector continued to be attractive from a valuation standpoint relative to the broader equity market after underperforming due to higher interest rates.

•

The debt portion of the Fund remained an overweight at the end of the reporting period because of the potential for continued stock market volatility following three straight years of strong equity market advances. Additionally, the debt segment of the capital structure continued to offer attractive yields and pricing.

•

Within the debt portfolio, the portfolio management team made some opportunistic additions in commercial mortgage-backed securities (CMBS), largely due to relatively attractive spreads in the sector. While the majority of the Fund’s debt exposure remained in high yield bonds, the portfolio management team maintained modest exposure to higher-quality, investment-grade credits to allow for broader sector diversification than what was available in the high yield market.

•

The Fund maintained underweight exposures to preferred securities throughout the reporting period. Real estate preferreds remained the Fund’s largest underweight due to much lighter issuance and tight spreads in the sector. Global infrastructure preferreds also remained an underweight, with purchases focused on $1000 par institutional securities and hybrid structures within the group.

•

The portfolio management team maintained the Fund’s overweight to U.S. versus non-U.S. exposure throughout the reporting period because it found incrementally more attractive opportunities in the United States.

How did the Fund perform and what factors affected relative performance?

For the 12-month reporting period ended December 31, 2025, JRI returned 14.15%. The Fund outperformed the returns of the JRI Blended Benchmark, which returned 10.82%. The JRI Blended Benchmark consists of 1) 25% FTSE EPRA Nareit Developed Index (Net), 2) 22% S&P Global Infrastructure Index (Net), 3) 20% ICE Hybrid & Preferred Infrastructure 7% Issuer Constrained Custom Index, 4) 13% FTSE Nareit Preferred Stock Index and 5) 20% Bloomberg U.S. Corporate High Yield Bond Index.

Top contributors to relative performance

•	Security selection in real estate common equity, led by industrial companies, including an overweight position in LXP Industrial Trust.

•	Security selection in the gas utilities sector within the global infrastructure common equity segment, led by an out-of-benchmark position in Snam S.p.A.

•	An overweight to the electric transmission sector within the global infrastructure common equity segment, led by an overweight to National Grid.

•	An underweight to real estate preferred securities, including an underweight to hotel real estate investment trust (REIT) preferreds.

7

Discussion of Fund Performance (continued)

•	The Fund’s use of leverage through bank borrowings. In addition, the Fund’s use of leverage was accretive to overall common share income.

Top detractors from relative performance

•	An underweight to the airport sector within the global infrastructure common equity segment.

•	Security selection and an overweight position in real asset debt, including overweights to the rail, pipeline and technology infrastructure sectors.

Nuveen Real Estate Income Fund (JRS)

What factors affected markets during the reporting period?

•

The U.S. economy continued to expand, and pricing pressures generally eased, but inflation remained higher than the central bank’s 2% target. The labor market began to show signs of weakening toward the end of the reporting period.

•

Most global central banks continued to ease monetary policy. After holding rates steady throughout the first eight months of 2025, the Federal Reserve lowered rates three times between September and December, bringing the federal funds rate to a range of 3.50%-3.75%.

•

In the United States, rates fell across all but the longest 30-year segment of the Treasury yield curve, but more so at the short end, causing the curve to steepen over the reporting period. The 10-year U.S. Treasury yield ended the year 40 basis points lower at 4.18%.

•

Despite looser monetary policy, the real estate sector underperformed broader equity markets in 2025. Economic uncertainty and still-elevated interest rates hampered new real estate development, while investors favored technology-focused companies more closely tied to artificial intelligence (AI) spending throughout the reporting period.

What key strategies were used to manage the Fund during the reporting period?

•	The portfolio management team sought to maintain significant property type and geographic diversification while considering company credit quality and security type allocations.

•	Investment decisions were based on a multi-layered analysis of the company, the real estate it owns, its management and the relative price of the security.

•	The portfolio management team used fundamental security research to identify securities that it believed would be best positioned to generate sustainable income and potential price appreciation.

•

To manage risk at the portfolio level during the reporting period, the team continued to adjust the Fund’s exposures in common equity versus preferred securities, senior unsecured bonds, and cash. In general, during times of strong economic growth, the portfolio management team increased the Fund’s allocation to common equity. In less certain times, the portfolio management team tended to increase the Fund’s allocation toward preferred securities.

How did the Fund perform and what factors affected relative performance?

For the 12-month reporting period ended December 31, 2025, JRS returned -1.70%. The Fund underperformed the returns of the JRS Blended Benchmark, which returned 3.44%. The JRS Blended Benchmark consists of 1) 60% FT Wilshire U.S. REIT Index and 2) 40% FTSE Nareit Preferred Stock Index.

8

Top contributors to relative performance

•	An overweight to health care company Ventas Inc.

•	An overweight to industrial company First Industrial Realty Trust.

Top detractors from relative performance

•	An underweight to health care REIT Welltower Inc.

•	An overweight to Alexandria Real Estate Equities Inc.

•	An overweight to Healthpeak Properties Inc.

•	The Fund’s use of leverage through bank borrowings.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Each Fund uses credit quality ratings for its portfolio securities provided by Moody’s Investors Service, Inc. (Moody’s), Standard & Poor’s (S&P) and Fitch, Inc. (Fitch). For NMAI, if all three of Moody’s, S&P, and Fitch provide a rating for a security, the middle rating is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. For JRI and JRS, the highest rating given by Moody’s, S&P and Fitch is used. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

9

Common Share Information

NMAI and JRI DISTRIBUTION INFORMATION

The following information regarding the distributions for NMAI and JRI are as of December 31, 2025, the Funds’ fiscal and tax year end, and may differ from previously issued distribution notices.

Each Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, Each Fund may distribute more or less than its net investment income during the period. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. The practice of maintaining a stable distribution level had no material effect on the Fund’s investment strategy during the most recent fiscal period and is not expected to have such an effect in future periods, however, distributions in excess of Fund returns will cause its NAV per share to erode. For additional information, refer to the distribution information section below and in the Notes to Financial Statements herein.

The following table provides the sources of distributions and may include amounts attributed to realized gains and/or returns of capital. A return of capital may occur, for example, when some or all of the money that you invested in a Fund is paid back to you. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.” The Funds attribute these estimates equally to each regular distribution throughout the year.

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV, which will be sent to shareholders shortly after calendar year-end. Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, those estimates may differ from both the tax information reported to you in your Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment. The figures in the table below provide the sources of distributions and may include amounts attributed to realized gains and/or returns of capital. More details about the Fund’s distributions are available on www.nuveen.com/en-us/closed-end-funds.

Data as of December 31, 2025

		Per Share Sources of Distribution				Percentage of Distributions
	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital
NMAI (FYE 12/31)
Current Distribution	$0.1160	$0.0357	$0.0000	$0.0000	$0.0803	30.80%	0.00%	0.00%	69.20%
Fiscal YTD	$1.2895	$0.3973	$0.0000	$0.0000	$0.8922	30.80%	0.00%	0.00%	69.20%
JRI (FYE 12/31)
Current Distribution	$0.1335	$0.0681	$0.0000	$0.0000	$0.0654	51.00%	0.00%	0.00%	49.00%
Fiscal YTD	$1.6020	$0.8166	$0.0000	$0.0000	$0.7854	51.00%	0.00%	0.00%	49.00%

JRS DISTRIBUTION INFORMATION

The following 19(a) Notice presents JRS’s most current distribution information as of December 31, 2025 as required by certain exempted regulatory relief the Fund has received.

Because the ultimate tax character of your distributions depends on the Fund’s performance for its entire fiscal year (which is the calendar year for the Fund) as well as certain fiscal year-end (FYE) tax adjustments, estimated distribution source information you receive with each distribution may differ from the tax information reported to you on your Fund’s IRS Form 1099 statement.

10

JRS makes regular cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular distributions (a “Managed Distribution Program”). The practice of maintaining a stable distribution level had no material effect on the Fund’s investment strategy during the most recent fiscal period and is not expected to have such an effect in future periods, however, distributions in excess of Fund returns will cause its NAV per share to erode. For additional information, refer to the distribution information section below and in the Notes to Financial Statements herein.

DISTRIBUTION INFORMATION - AS OF November 30, 2025

This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the month-end prior to the latest distribution. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year. It is estimated that the Fund has distributed more than its income and net realized capital gains; therefore, a portion of the distributions may be (and is shown below as being estimated to be) a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of November 30, 2025

	Per Share Estimated Sources of Distribution[1]					Estimated Percentage of Distributions[1]
JRS (FYE 12/31)	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital
Current Quarter	$0.1700	$0.0369	$0.0000	$0.0000	$0.1331	21.70%	0.00%	0.00%	78.30%
Fiscal YTD	$0.6800	$0.1477	$0.0000	$0.0000	$0.5323	21.70%	0.00%	0.00%	78.30%

1 Net investment income (NII) is a projection through the end of the current calendar quarter using actual data through the stated month-end date above. Capital gain amounts are as of the stated date above. JRS owns REIT securities which attribute their distributions to various sources including NII, gains, and return of capital. The estimated per share sources above include an allocation of the NII based on prior year attributions which can be expected to differ from the actual final attributions for the current year.

The following table provides information regarding the JRS’s distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet its distributions.

Data as of November 30, 2025

				Annualized		Cumulative
JRS (FYE 12/31) Inception Date	Quarterly Distribution	Fiscal YTD Distribution	Net Asset Value (NAV)	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV[1]	Fiscal YTD Return on NAV	Fiscal YTD Dist Rate on NAV[1]
Nov 2001	$0.1700	$0.6800	$8.52	5.62%	7.98%	(0.06)%	7.98%

1 As a percentage of 11/ 30/25 NAV.

DISTRIBUTION INFORMATION - AS OF December 31, 2025

The following tables provide information regarding the Fund’s common share distributions and total return performance for the fiscal year ended December 31, 2025. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet its distributions.

11

Common Share Information (continued)

Data as of December 31, 2025

	Per Share Sources of Distribution					Percentage of Distributions
JRS (FYE 12/31)	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital1	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital[1]
Fiscal YTD	$0.6800	$0.2097	$0.0000	$0.0000	$0.4703	30.80%	0.00%	0.00%	69.20%

1 Net investment income (NII) is a projection through the end of the current calendar quarter using actual data through the stated month-end date above. Capital gain amounts are as of the stated date above. JRS owns REIT securities which attribute their distributions to various sources including NII, gains, and return of capital. The estimated per share sources above include an allocation of the NII based on prior year attributions which can be expected to differ from the actual final attributions for the current year.

Data as of December 31, 2025

	Annualized
JRS (FYE 12/31) Inception Date	Net Asset Value (NAV)	1-Year Return on NAV	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV
Nov 2001	$8.21	(1.70)%	4.68%	8.28%

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closedend funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

The Funds’ Board of Trustees authorized an open-market share repurchase program, allowing each Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.

During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of December 31, 2025 (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired common shares as shown in the accompanying table.

	NMAI	JRI	JRS
Common shares cumulatively repurchased and retired	0	243,500	0
Common shares authorized for repurchase	3,340,000	2,740,000	2,885,000

12

About the Funds’ Benchmarks

Bloomberg Global Capital Securities Index: An index designed to measure the performance of fixed-rate, investment grade capital securities denominated in USD, EUR and GBP. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Bloomberg U.S. Aggregate Bond Index: An index designed to measure the performance of the USD-denominated, fixed-rate, U.S. investment grade taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Bloomberg U.S. Corporate High Yield Bond Index: An index designed to measure the performance of the USD-denominated, fixed rate corporate high yield bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

FTSE EPRA Nareit (Financial Times Stock Exchange – European Public Real Estate Association/National Association of Real Estate Investment Trusts) Developed Index (Net): An index designed to measure the performance of listed real estate companies and REITs worldwide. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

FTSE Nareit (Financial Times Stock Exchange National Association of Real Estate Investment Trusts) Preferred Stock Index: An index designed to measure the performance of U.S. publicly traded REITs preferred stocks. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

FT Wilshire U.S. Diversified REIT Index: An index designed to measure the performance of U.S. publicly traded real estate securities. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

FT Wilshire U.S. REIT Index: An index designed to measure the performance of the mainstream US REIT investment universe. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

ICE Hybrid & Preferred Infrastructure 7% Issuer Constrained Custom Index: An index designed to measure the performance of the energy and utilities subgroups of the ICE BofA U.S. All Capital Securities Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI ACWI Index (Net): An index designed to measure the performance of large and mid-cap stocks across 23 developed and 24 emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An index generally considered representative of the U.S. equity market. The index includes 500 leading companies and covers approximately 80% of available market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Global Infrastructure Index (Net): An index designed to measure the performance of listed infrastructure companies from around the world. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Wells Fargo Hybrid & Preferred Securities REIT Index (discontinued on April 1, 2021): An index designed to measure the performance of preferred securities issued in the U.S. market by REITs (index was discontinued on April 1, 2021). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Wilshire U.S. Real Estate Securities Index (WILRESI) (discontinued on January 1, 2025): An index designed to measure the performance of U.S. publicly-traded real estate securities. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

13

Fund Performance, Leverage and Holdings Summaries

The Fund Performance, Leverage and Holding Summaries for each Fund are shown below within this section of the report.

Fund Performance

Performance data for each Fund shown below represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Impact of Leverage

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through bank borrowings and reverse repurchase agreements. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are higher than their prior year lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

Leverage Ratios

Each Fund’s Effective Leverage and Regulatory Leverage Ratios are set forth below. “Effective Leverage” is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. “Regulatory Leverage” consists of preferred shares or borrowings of a Fund. Regulatory Leverage is a part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940. A Fund, however, may from time to time borrow for temporary purposes, typically on a transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such temporary borrowings are excluded from the calculation of a Fund’s Effective Leverage and Regulatory Leverage ratios.

Holding Summaries

The Holdings Summaries data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change. Refer to the Fund’s Portfolio of Investments for individual security information.

For financial reporting purposes NMAI uses credit quality ratings for its portfolio securities provided by Standard & Poor’s Group, Moody’s Investors Service, Inc. and Fitch, Inc. If all three provide a rating for a security, the middle is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

14

For financial reporting purposes JRI and JRS use the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

15

NMAI	Nuveen Multi-Asset Income Fund
Fund Performance, Leverage and Holdings Summaries December 31, 2025

Performance*

		Total Returns as of December 31, 2025
		Average Annual
	Inception Date	1-Year	Since Inception
NMAI at Common Share NAV	11/22/21	19.23%	3.57%
NMAI at Common Share Price	11/22/21	19.86%	2.75%
S&P 500® Index	—	17.88%	11.32%
NMAI Blended Benchmark	—	15.16%	6.32%
NMAI Blended Benchmark (old)	—	15.35%	6.98%

*For purposes of Fund performance, relative results are measured against the NMAI Blended Benchmark. The Fund’s Blended Benchmark consists of: 1) 50% MSCI ACWI Index (Net), 2) 35% Bloomberg U.S. Corporate High Yield Bond Index, and 3) 15% Bloomberg U.S. Aggregate Bond Index. Previously, the NMAI Blended Benchmark (old) consisted of: 1) 50% MSCI ACWI Index (Net) and 2) 50% Bloomberg U.S. Corporate High Yield Bond Index. The Fund’s investment adviser believes the new NMAI Blended Benchmark better reflects the securities in which the Fund primarily invests as well as the principal investment strategies employed by the Fund.

Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$14.31	$13.04	(8.87)%	(8.73)%

Growth of an Assumed $10,000 Investment as of December 31, 2025 - Common Share Price

16

Leverage and Holdings

Leverage
Effective Leverage	30.48%
Regulatory Leverage	26.76%

Fund Allocation (% of net assets)
Common Stocks	70.0%
Corporate Bonds	19.3%
Emerging Market Debt and
Foreign Corporate Bonds	14.7%
Mortgage-Backed Securities	12.3%
Variable Rate Senior Loan Interests	10.5%
Exchange-Traded Funds	7.6%
U.S. Government and Agency Obligations	5.8%
Preferred Stock	1.1%
Asset-Backed Securities	0.5%
Investment Companies	0.0%
Repurchase Agreements	2.2%
Other Assets & Liabilities, Net	(0.2)%
Reverse Repurchase
Agreements, including accrued interest	(7.3)%
Borrowings	(36.5)%
Net Assets	100%

Portfolio Credit Quality (% of total investments)
AAA	2.0%
AA	10.7%
A	0.8%
BBB	7.8%
BB or Lower	22.3%
N/R (not rated)	0.9%
N/A (not applicable)	55.5%
Total	100%

Portfolio Composition[1] (% of total investments)
Banks	7.6%
Capital Goods	6.8%
Exchange-Traded Funds	5.3%
Semiconductors & Semiconductor Equipment	4.7%
Financial Services	4.6%
Utilities	4.1%
Energy	4.1%
Software & Services	4.1%
Media & Entertainment	3.9%
Materials	3.5%
Technology Hardware & Equipment	3.2%
Pharmaceuticals, Biotechnology & Life Sciences	3.2%
Consumer Discretionary Distribution & Retail	2.8%
Health Care Equipment & Services	2.6%
Food, Beverage & Tobacco	2.3%
Insurance	2.3%
Consumer Durables & Apparel	1.8%
Consumer Services	1.6%
Transportation	1.3%
Consumer Staples Distribution & Retail	1.2%
Other	4.4%
Emerging Market Debt and Foreign Corporate Bonds	10.2%
Mortgage-Backed Securities	8.6%
U.S. Government and Agency Obligations	4.0%
Asset-Backed Securities	0.3%
Investment Companies	0.0%
Repurchase Agreements	1.5%
Total	100%

Country Allocation[2] (% of total investments)
United States	73.6%
Japan	3.4%
United Kingdom	3.1%
France	2.4%
Germany	2.0%
Spain	1.9%
Switzerland	1.5%
Canada	1.2%
Netherlands	1.1%
Mexico	1.1%
Other	8.7%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2	Includes 7.7% (as -a percentage of total investments) in emerging market countries.

17

JRI	Nuveen Real Asset Income and Growth Fund Fund Performance, Leverage & Holdings Summaries December 31, 2025

Performance*

		Total Returns as of December 31, 2025
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
JRI at Common Share NAV	4/25/12	14.15%	5.77%	5.70%
JRI at Common Share Price	4/25/12	26.60%	10.58%	8.20%
MSCI World Index (Net)	—	21.09%	12.15%	12.17%
JRI Blended Benchmark	—	10.82%	4.93%	5.74%

* For purposes of Fund performance, relative results are measured against the JRI Blended Benchmark. Effective April 1, 2021, the JRI Blended benchmark consists of: 1) 25% FTSE EPRA Nareit Developed Index (Net), 2) 22% S&P Global Infrastructure Index (Net), 3) 20% ICE Hybrid & Preferred Infrastructure 7% Issuer Constrained Custom Index, 4) 13% FTSE Nareit Preferred Stock Index and 5) 20% Bloomberg U.S. Corporate High Yield Bond Index. Through March 31, 2021, the JRI Blended Benchmark consisted of 1) 21% FTSE EPRA Nareit Developed Index (Net), 2) 28% S&P Global Infrastructure Index (Net), 3) 15% Bloomberg Global Capital Securities Index, 4) 18% Wells Fargo Hybrid & Preferred Securities REIT Index, and 5) 18% Bloomberg U.S. Corporate High Yield Index.

Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$13.37	$13.61	1.80%	(1.43)%

Growth of an Assumed $10,000 Investment as of December 31, 2025 - Common Share Price

18

Leverage and Holdings

Leverage
Effective Leverage	31.78%
Regulatory Leverage	31.78%

Fund Allocation (% of net assets)
Common Stocks	70.5%
Corporate Bonds	47.4%
Preferred Stock	15.4%
Variable Rate Senior Loan Interests	3.6%
Convertible Preferred Securities	3.3%
Mortgage-Backed Securities	3.0%
Investment Companies	0.8%
Repurchase Agreements	2.5%
Other Assets & Liabilities, Net	0.1%
Borrowings	(46.6)%
Net Assets	100%

Portfolio Credit Quality (% of total investments)
AA	0.3%
A	2.4%
BBB	22.1%
BB or Lower	20.2%
N/R (not rated)	4.6%
N/A (not applicable)	50.4%
Total	100%

Portfolio Composition (% of total investments)
Utilities	27.6%
Common Stocks	24.0%
Energy	16.4%
Equity Real Estate Investment Trusts (REITs)	11.0%
Transportation	3.5%
Telecommunication Services	2.9%
Mortgage-Backed Securities	2.1%
Real Estate Management & Development	1.8%
Consumer Services	1.7%
Capital Goods	1.6%
Health Care Equipment & Services	1.3%
Financial Services	1.0%
Media & Entertainment	1.0%
Investment Companies	0.5%
Consumer Discretionary Distribution & Retail	0.5%
Preferred Stock	0.5%
Commercial & Professional Services	0.4%
Materials	0.2%
Automobiles & Components	0.2%
Technology Hardware & Equipment	0.1%
Repurchase Agreements	1.7%
Total	100%

Country Allocation[1] (% of total investments)
United States	69.1%
Canada	10.0%
United Kingdom	5.2%
France	2.5%
Italy	2.5%
Singapore	1.7%
Australia	1.6%
Japan	1.5%
Mexico	1.2%
Hong Kong	1.1%
Other	3.6%
Total	100%

1 Includes 2.0% (as a percentage of total investments) in emerging market countries

19

JRS	Nuveen Real Estate Income Fund Fund Performance, Leverage & Holdings Summaries December 31, 2025

Performance*

		Total Returns as of December 31, 2025
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
JRS at Common Share NAV	11/15/01	(1.70)%	4.68%	4.48%
JRS at Common Share Price	11/15/01	(3.39)%	6.70%	5.42%
FT Wilshire U.S. REIT Index	—	2.71%	6.49%	5.73%
FT Wilshire US Diversified REIT Index	—	3.47%	7.04%	5.74%
JRS Blended Benchmark	—	3.44%	4.87%	4.96%

* For purposes of Fund performance, relative results are measured against the JRS Blended Benchmark. Effective January 1, 2025, the JRS Blended Benchmark consisted of: 1) 60% FT Wilshire U.S. REIT Index and 2) 40% FTSE Nareit Preferred Stock Index. Through December 31, 2024, the JRS Blended Benchmark consisted of: 1) 60% Wilshire U.S. Real Estate Securities Index and 2) 40% FTSE Nareit Preferred Stock Index. Through March 31, 2021, the JRS Blended Benchmark consisted of 1) 60% Wilshire U.S. Real Estate Securities Index and 2) 40% Wells Fargo Hybrid & Preferred Securities REIT Index.

Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$8.21	$7.66	(6.70)%	(6.74)%

Growth of an Assumed $10,000 Investment as of December 31, 2025 - Common Share Price

20

Leverage and Holdings

Leverage
Effective Leverage	30.15%
Regulatory Leverage	30.15%

Fund Allocation (% of net assets)
Common Stocks	103.5%
Preferred Stock	38.0%
Convertible Preferred Securities	0.7%
Repurchase Agreements	2.6%
Other Assets & Liabilities, Net	(1.6)%
Borrowings	(43.2)%
Net Assets	100%

Portfolio Credit Quality (% of total investments)
A	3.1%
BBB	13.1%
BB or Lower	4.8%
N/R (not rated)	5.7%
N/A (not applicable)	73.3%
Total	100%

Portfolio Composition[1] (% of total investments)
Retail REITs	19.3%
Office REITs	12.5%
Industrial REITs	11.8%
Health Care REITs	11.0%
Data Center REITs	10.3%
Multi-Family Residential REITs	9.6%
Self-Storage REITs	8.3%
Hotel & Resort REITs	4.9%
Single-Family Residential REITs	4.9%
Other Specialized REITs	2.0%
Other	3.6%
Repurchase Agreements	1.8%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.

21

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Multi-Asset Income Fund, Nuveen Real Asset Income and Growth Fund and Nuveen Real Estate Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Multi-Asset Income Fund, Nuveen Real Asset Income and Growth Fund and Nuveen Real Estate Income Fund (hereafter collectively referred to as the “Funds”), as of December 31, 2025, the related statements of operations, changes in net assets, and cash flows, including the related notes, and the financial highlights for the year ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2025, and the results of each of their operations, changes in each of their net assets, each of their cash flows and each of the financial highlights for the year ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended December 31, 2024 and the financial highlights for each of the periods ended on or prior to December 31, 2024 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 28, 2025 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

February 27, 2026

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Portfolio of Investments December 31, 2025

NMAI

‘

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 141.8% (98.5% of Total Investments)
		ASSET-BACKED SECURITIES - 0.5% (0.3% of Total Investments)
$300,000	(a)	Avis Budget Rental Car Funding AESOP LLC, Series 2021 2A	1.660%	02/20/28	$293,201
284,250	(a)	Domino’s Pizza Master Issuer LLC, Series 2018 1A	4.328	07/25/48	283,417
306,000		Ford Credit Auto Owner Trust, Series 2024 D	4.610	08/15/29	309,367
250,000	(a)	Hertz Vehicle Financing III LLC, Series 2023 3A	5.940	02/25/28	253,741
238,999	(a),(b)	Industrial DPR Funding Ltd, Series 2022 1A	5.380	04/15/34	217,130
107,511	(a)	MVW LLC, Series 2020 1A	1.740	10/20/37	105,912
39,846	(a)	OneMain Financial Issuance Trust, Series 2022 2A	4.890	10/14/34	39,877
117,187	(a)	PenFed Auto Receivables Owner Trust, Series 2022 A	4.600	12/15/28	117,220
300,000	(a)	PFS Financing Corp, Series 2025 B	4.850	02/15/30	305,371
244,239	(a)	Sierra Timeshare Receivables Funding LLC, Series 2024 3A	4.830	08/20/41	246,363

		TOTAL ASSET-BACKED SECURITIES (Cost $2,170,748)			2,171,599

SHARES		DESCRIPTION			VALUE
		COMMON STOCKS - 70.0% (48.7% of Total Investments)
		AUTOMOBILES & COMPONENTS - 0.3%
2,474	(c),(d)	Tesla Inc			1,112,607
23,400		Toyota Motor Corp			502,564

		TOTAL AUTOMOBILES & COMPONENTS			1,615,171

		BANKS - 8.1%
156,948		Banco Bilbao Vizcaya Argentaria SA			3,681,560
309,244		Banco Santander SA			3,639,953
21,667	(c)	Bank of America Corp			1,191,685
502,000		Bank Rakyat Indonesia Persero Tbk PT			109,941
453,393		Barclays PLC			2,902,227
5,200		Citigroup Inc			606,788
9,044		Commonwealth Bank of Australia			965,348
7,918		Fifth Third Bancorp			370,642
68,000		Grupo Financiero Banorte SAB de CV			630,400
18,530		HDFC Bank Ltd, ADR			677,086
68,395		ING Groep NV			1,922,462
196,544		Itau Unibanco Holding SA			1,404,673
24,239		JPMorgan Chase & Co			7,810,291
3,150		M&T Bank Corp			634,662
199,200		Mitsubishi UFJ Financial Group Inc			3,161,517
43,288		Nordea Bank Abp			814,431
3,070	(c)	PNC Financial Services Group Inc/The			640,801
95,800		Sumitomo Mitsui Financial Group Inc			3,081,063
3,557		UniCredit SpA			294,615
52,646	(c),(e)	Wells Fargo & Co			4,906,607

		TOTAL BANKS			39,446,752

		CAPITAL GOODS - 7.9%
22,403		ABB Ltd			1,651,493
16,247		Airbus SE			3,772,940
3,853	(c),(d)	Boeing Co/The			836,563
3,715		Caterpillar Inc			2,128,212
10,485		Cie de Saint-Gobain SA			1,066,239
832		Deere & Co			387,354
3,257		Dover Corp			635,897
9,043	(c)	Eaton Corp PLC			2,880,286
9,088	(c)	Emerson Electric Co			1,206,159
586		Ferrovial SE			37,967
131,400		Hitachi Ltd			4,120,909
11,354		Honeywell International Inc			2,215,052
3,550	(c)	Howmet Aerospace Inc			727,821
4,780		Masco Corp			303,339
88,100		Mitsubishi Electric Corp			2,568,718
1,735		Northrop Grumman Corp			989,314

See Notes to Financial Statements	23

Portfolio of Investments December 31, 2025 (continued)

NMAI

SHARES		DESCRIPTION	VALUE

		CAPITAL GOODS (continued)
1,734	(c)	Parker-Hannifin Corp	$1,524,117
1,689		Rheinmetall AG	3,081,401
9,392		RTX Corp	1,722,493
9,241		Siemens AG	2,588,186
3,314		Trane Technologies PLC	1,289,809
883		United Rentals Inc	714,630
4,817		Vinci SA	677,670
2,700		Westinghouse Air Brake Technologies Corp	576,315

		TOTAL CAPITAL GOODS	37,702,884

		COMMERCIAL & PROFESSIONAL SERVICES - 0.6%
971	(d)	Casella Waste Systems Inc, Class A	95,100
22,727		Cleanaway Waste Management Ltd	39,182
9,000	(d)	Copart Inc	352,350
2,344	(c)	GFL Environmental Inc	100,675
3,458		Republic Services Inc	732,854
5,400		Veralto Corp	538,812
886		Waste Connections Inc	155,369
3,131		Waste Management Inc	687,912

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES	2,702,254

		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 3.0%
6,142	(c)	Alibaba Group Holding Ltd, Sponsored ADR	900,294
31,402	(c),(d),(e)	Amazon.com Inc	7,248,210
1	(b),(d)	Belk Inc	8
6,010	(c)	Home Depot Inc/The	2,068,041
2,415		Lowe’s Cos Inc	582,401
22,132	(c),(d)	O’Reilly Automotive Inc	2,018,660
8,839	(c)	TJX Cos Inc/The	1,357,759

		TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL	14,175,373

		CONSUMER DURABLES & APPAREL - 2.0%
8,376		Cie Financiere Richemont SA	1,806,292
2,432		Kering SA	849,832
2,731		LVMH Moet Hennessy Louis Vuitton SE	2,058,452
8,038		Moncler SpA	513,790
11,348		NIKE Inc, Class B	722,981
73	(d)	NVR Inc	532,372
116,500		Sony Group Corp	2,988,339

		TOTAL CONSUMER DURABLES & APPAREL	9,472,058

		CONSUMER SERVICES - 0.8%
364,675(d)		24 Hour Fitness Worldwide Inc	2,553
105		Booking Holdings Inc	562,310
17,332	(d)	Crown Finance US Inc	324,975
3,567		Hilton Worldwide Holdings Inc	1,024,621
2,481		McDonald’s Corp	758,268
15,198(c)		Starbucks Corp	1,279,823

		TOTAL CONSUMER SERVICES	3,952,550

		CONSUMER STAPLES DISTRIBUTION & RETAIL - 1.6%
825		Casey’s General Stores Inc	455,986
3,175		Costco Wholesale Corp	2,737,930
39,621	(c)	Walmart Inc	4,414,175
		TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL	7,608,091

		ENERGY - 3.6%
95,975		BP PLC	559,723
4,283	(c)	Cheniere Energy Inc	832,572
7,444		Chevron Corp	1,134,540
17,294	(c)	ConocoPhillips	1,618,891
595		DT Midstream Inc	71,210
10,315		Enbridge Inc	493,366
13,309		Energy Transfer LP	219,465
4,094	(c)	EOG Resources Inc	429,911
34,397	(c)	Exxon Mobil Corp	4,139,336
10,355	(c),(e)	Kinder Morgan Inc	284,659

24	See Notes to Financial Statements

SHARES		DESCRIPTION	VALUE

		ENERGY (continued)
4,924	(c)	ONEOK Inc	$361,914
6,136		Pembina Pipeline Corp	233,763
8,158	(a)	Reliance Industries Ltd, Sponsored GDR	571,060
3,430	(a)	Reliance Industries Ltd, Sponsored GDR	240,162
1,101		Rockpoint Gas Storage Inc, Class A	22,460
78,048		Shell PLC	2,876,245
1,047		Targa Resources Corp	193,172
3,763		TC Energy Corp	207,211
9,415	(c)	Valero Energy Corp	1,532,668
16,049	(c)	Williams Cos Inc/The	964,705

		TOTAL ENERGY	16,987,033

		EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.7%
3,076		American Tower Corp	540,053
2,318		Crown Castle Inc	206,001
507		Digital Realty Trust Inc	78,438
132,713	(d)	NTT DC REIT	135,237
15,140	(c)	Prologis Inc	1,932,773
2,039		Simon Property Group Inc	377,439

		TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)	3,269,941

		FINANCIAL SERVICES - 3.2%
6,941		American Express Co	2,567,823
800		Ameriprise Financial Inc	392,272
3,882		Ares Management Corp, Class A	627,448
2,482	(c),(d)	Berkshire Hathaway Inc, Class B	1,247,577
663		Blackrock Inc	709,635
5,891		Charles Schwab Corp/The	588,570
950	(d)	Corpay Inc	285,884
1,071	(c)	Goldman Sachs Group Inc/The	941,409
14,358		Infratil Ltd	91,621
4,088	(c)	Intercontinental Exchange Inc	662,092
7,218		KKR & Co Inc	920,151
3,823		Mastercard Inc, Class A	2,182,474
11,613		Nasdaq Inc	1,127,971
13,500		ORIX Corp	394,838
2,146		S&P Global Inc	1,121,478
7,400		SBI Holdings Inc	159,470
4,347	(c)	Visa Inc, Class A	1,524,536

		TOTAL FINANCIAL SERVICES	15,545,249

		FOOD, BEVERAGE & TOBACCO - 2.3%
36,717		British American Tobacco PLC	2,081,512
26,044	(c)	Coca-Cola Co/The	1,820,736
7,005		Fomento Economico Mexicano SAB de CV, Sponsored ADR	707,995
6,362		Heineken NV	524,909
2,897	(d)	Magnum Ice Cream Co NV/The	45,982
14,982		Mondelez International Inc, Class A	806,481
14,435	(c),(d)	Monster Beverage Corp	1,106,731
3,132		Nestle SA	310,880
2,521		PepsiCo Inc	361,814
19,362	(c)	Philip Morris International Inc	3,105,664

		TOTAL FOOD, BEVERAGE & TOBACCO	10,872,704

		HEALTH CARE EQUIPMENT & SERVICES - 2.0%
12,656	(c)	Abbott Laboratories	1,585,670
23,338	(c),(d)	Boston Scientific Corp	2,225,279
2,957		Cigna Group/The	813,855
2,959	(c)	Elevance Health Inc	1,037,277
2,367		EssilorLuxottica SA	748,440
960		HCA Healthcare Inc	448,186
4,421	(e)	Stryker Corp	1,553,849
2,256		UnitedHealth Group Inc	744,728
1,300	(d)	Veeva Systems Inc, Class A	290,199

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	9,447,483

See Notes to Financial Statements	25

Portfolio of Investments December 31, 2025 (continued)

NMAI

SHARES		DESCRIPTION	VALUE

		HOUSEHOLD & PERSONAL PRODUCTS - 0.6%
11,497	(c)	Procter & Gamble Co/The	$1,647,635
1,908		Reckitt Benckiser Group PLC	154,394
12,877		Unilever PLC	841,347

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS	2,643,376

		INSURANCE - 0.7%
7,099	(c)	American International Group Inc	607,319
1,699		Chubb Ltd	530,292
6,116	(c)	Marsh & McLennan Cos Inc	1,134,641
1,222		Zurich Insurance Group AG	924,690

		TOTAL INSURANCE	3,196,942

		MATERIALS - 4.2%
3,230		Air Liquide SA	607,091
32,504		Anglo American PLC	1,344,447
23,310		BHP Group Ltd	703,475
27,564	(c)	CRH PLC	3,439,987
6,961		DuPont de Nemours Inc	279,832
36,143	(c)	Freeport-McMoRan Inc	1,835,703
300,202		Glencore PLC	1,641,102
10,694		Heidelberg Materials AG	2,772,492
10,358	(c)	Linde PLC	4,416,549
1,176		Reliance Inc	339,711
74,845	(c)	Smurfit WestRock PLC	2,894,256

		TOTAL MATERIALS	20,274,645

		MEDIA & ENTERTAINMENT - 3.7%
15,810	(c),(e)	Alphabet Inc, Class A	4,948,530
16,011	(c)	Alphabet Inc, Class C	5,024,252
13,918		Comcast Corp, Class A	416,009
96(d)		Crown Finance US Inc	1,800
5,315	(c)	Meta Platforms Inc	3,508,378
7,250	(d)	Netflix Inc	679,760
26,010		Nintendo Co Ltd	1,756,053
13,685	(c)	Walt Disney Co/The	1,556,942

		TOTAL MEDIA & ENTERTAINMENT	17,891,724

		PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 4.0%
5,824	(c)	AbbVie Inc	1,330,726
14,030		AstraZeneca PLC	2,596,382
48,200		Daiichi Sankyo Co Ltd	1,023,505
5,576		Danaher Corp	1,276,458
2,855		Eli Lilly & Co	3,068,210
4,200		Gilead Sciences Inc	515,508
404,270		Haleon PLC	2,042,931
6,568		Johnson & Johnson	1,359,248
2,145		Lonza Group AG	1,446,201
2,247		Novartis AG	309,627
14,542		Novo Nordisk A/S, Class B	737,548
1,587		Regeneron Pharmaceuticals Inc	1,224,958
3,156		Roche Holding AG	1,303,334
925	(d)	United Therapeutics Corp	450,706
3,445		Zoetis Inc	433,450

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES	19,118,792

		SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.0%
23,200		Advantest Corp	2,933,589
2,102		Analog Devices Inc	570,062
2,722		Applied Materials Inc	699,527
1,407		ASML Holding NV	1,516,071
4,217	(d)	Bright Bidco BV	1,476
3,087	(d)	Bright Bidco BV	1,081
23,944	(c)	Broadcom Inc	8,287,019
58,948	(c),(d)	Intel Corp	2,175,181
6,413		Lam Research Corp	1,097,777
1,706		Micron Technology Inc	486,909

26	See Notes to Financial Statements

SHARES		DESCRIPTION	VALUE

		SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
51,412	(c)	NVIDIA Corp	$9,588,339
1,758		NXP Semiconductors NV	381,591
2,951		Qnity Electronics Inc	240,949
17,819	(c)	Taiwan Semiconductor Manufacturing Co Ltd, Sponsored ADR	5,415,016

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT	33,394,587

		SOFTWARE & SERVICES - 3.8%
4,622	(c)	Accenture PLC, Class A	1,240,083
21,300		Fujitsu Ltd	585,386
2,275		International Business Machines Corp	673,878
26,623	(c)	Microsoft Corp	12,875,414
3,816	(d)	NEXTDC Ltd	31,772
3,450	(d)	Palo Alto Networks Inc	635,490
2,310		SAP SE	561,257
8,225	(d)	ServiceNow Inc	1,259,988
1,000	(d)	Synopsys Inc	469,720

		TOTAL SOFTWARE & SERVICES	18,332,988

		TECHNOLOGY HARDWARE & EQUIPMENT - 4.1%
8,528	(c)	Amphenol Corp, Class A	1,152,474
44,299	(c),(e)	Apple Inc	12,043,126
15,125		Cisco Systems Inc	1,165,079
312	(d)	MLN US Holdco LLC	3
1,984		Motorola Solutions Inc	760,507
4,136	(d)	Riverbed Technology LLC/US	41
48,420		Samsung Electronics Co Ltd	4,058,317
2,631		TE Connectivity PLC	598,579

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT	19,778,126

		TELECOMMUNICATION SERVICES - 0.2%
2,856	(d)	Altice France Lux 3	50,299
5,029	(a)	Cellnex Telecom SA	161,942
5,142	(a)	Infrastrutture Wireless Italiane SpA	47,585
125,119		Koninklijke KPN NV	584,645
1,599		T-Mobile US Inc	324,661

		TOTAL TELECOMMUNICATION SERVICES	1,169,132

		TRANSPORTATION - 1.5%
26,442	(a)	Aena SME SA	738,812
1,101		Aeroports de Paris SA	143,676
35,309		Atlas Arteria Ltd	114,844
64,469		Auckland International Airport Ltd	309,193
586		Canadian Pacific Kansas City Ltd	43,147
6,877		CSX Corp	249,291
22,813		Dalrymple Bay Infrastructure Ltd	76,184
4,022		DSV A/S	1,012,966
950		FedEx Corp	274,417
3,512	(d)	Fraport AG Frankfurt Airport Services Worldwide	287,185
12,786		Getlink SE	236,017
1,198		Grupo Aeroportuario del Centro Norte SAB de CV, ADR	130,306
1,246		Grupo Aeroportuario del Pacifico SAB de CV, ADR	328,483
1,458		Grupo Aeroportuario del Sureste SAB de CV, ADR	471,517
14,316		International Container Terminal Services Inc	137,380
455		Norfolk Southern Corp	131,368
107,020		Qube Holdings Ltd	339,522
7,476		Tokyo Metro Co Ltd	76,101
50,243		Transurban Group	475,479
6,166		Union Pacific Corp	1,426,320

		TOTAL TRANSPORTATION	7,002,208

		UTILITIES - 4.1%
8,013		Alliant Energy Corp	520,925
5,245		AltaGas Ltd	159,924
9,577	(c)	Ameren Corp	956,359
13,063	(c)	American Electric Power Co Inc	1,506,295
239		American Water Works Co Inc	31,190

See Notes to Financial Statements	27

Portfolio of Investments December 31, 2025 (continued)

NMAI

SHARES		DESCRIPTION			VALUE

		UTILITIES (continued)
12,778	(c)	CenterPoint Energy Inc			$489,909
1,413		CMS Energy Corp			98,811
311		Constellation Energy Corp			109,867
6,371		Duke Energy Corp			746,745
50,143		E.ON SE			949,454
1,557		Elia Group SA/NV			200,359
46,191		Enel SpA			480,263
5,332		Engie SA			140,068
11,653	(c)	Entergy Corp			1,077,087
4,114		Evergy Inc			298,224
98,161		Iberdrola SA			2,125,518
659		IDACORP Inc			83,403
52,982		National Grid PLC			812,663
30,266	(c)	NextEra Energy Inc			2,429,753
15,469	(e)	NiSource Inc			645,985
1,413		NRG Energy Inc			225,006
12,156		Pennon Group PLC			86,156
11,366		PG&E Corp			182,652
5,103		Redeia Corp SA			90,970
28,725		RWE AG			1,522,047
27,807		Sembcorp Industries Ltd			129,987
9,702		Sempra			856,590
4,449		Severn Trent PLC			167,065
2,242		Southern Co/The			195,502
6,324		SSE PLC			185,406
7,130		Terna - Rete Elettrica Nazionale			75,854
2,602		United Utilities Group PLC			41,805
5,310		Veolia Environnement SA			184,775
2,746		Vistra Corp			443,012
5,743		WEC Energy Group Inc			605,657
13,419	(c)	Xcel Energy Inc			991,127

		TOTAL UTILITIES			19,846,413

		TOTAL COMMON STOCKS (Cost $248,204,989)			335,446,476

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CORPORATE BONDS - 19.3% (13.4% of Total Investments) (f)
		AUTOMOBILES & COMPONENTS - 0.3%
$105,000	(a)	Clarios Global LP / Clarios US Finance Co	6.750%	02/15/30	109,600
295,000	(g),(h)	General Motors Financial Co Inc	5.750	N/A	291,329
177,000	(g),(h)	General Motors Financial Co Inc	5.700	N/A	177,722
375,000		Goodyear Tire & Rubber Co/The	5.000	07/15/29	370,521
165,000	(a)	Phinia Inc	6.750	04/15/29	170,772
255,000	(a)	Phinia Inc	6.625	10/15/32	264,038

		TOTAL AUTOMOBILES & COMPONENTS			1,383,982

		BANKS - 2.7%
92,000	(g),(h)	Bank of America Corp	4.375	N/A	91,004
266,000	(g),(h)	Bank of America Corp	6.125	N/A	269,961
1,163,000	(c),(g),(h)	Bank of America Corp	6.625	N/A	1,211,788
294,000	(g),(h)	Bank of America Corp	6.250	N/A	298,618
147,000	(g),(h)	Citigroup Inc	6.250	N/A	147,139
260,000	(g),(h)	Citigroup Inc	7.375	N/A	272,773
794,000	(g),(h)	Citigroup Inc	7.625	N/A	832,524
378,000	(g),(h)	Citigroup Inc	7.125	N/A	389,706
314,000	(g),(h)	Citigroup Inc	7.000	N/A	331,166
90,000		Citigroup Inc	4.503	09/11/31	90,279
80,000		Citigroup Inc	5.174	09/11/36	80,748
141,000	(g),(h)	Citigroup Inc	6.625	N/A	143,294
169,000	(g),(h)	Citigroup Inc	6.875	N/A	175,609
125,000	(g),(h),(i)	Citizens Financial Group Inc (TSFR3M + 3.419%)	7.353	N/A	124,531
335,000	(g),(h)	Citizens Financial Group Inc	4.000	N/A	333,232

28	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		BANKS (continued)
$229,000	(g),(h),(i)	Fifth Third Bancorp (TSFR3M + 3.295%)	6.967%	N/A	$229,453
163,000	(g),(h)	First Citizens BancShares Inc/NC	7.000	N/A	166,664
242,000	(g),(h),(i)	First Citizens BancShares Inc/NC (TSFR3M + 4.234%)	7.957	N/A	245,051
431,000	(g),(h)	Huntington Bancshares Inc/OH	5.625	N/A	438,595
268,000	(g),(h)	Huntington Bancshares Inc/OH	6.250	N/A	268,226
351,000	(g),(h)	JPMorgan Chase & Co	6.500	N/A	364,728
1,103,000	(c),(g),(h)	JPMorgan Chase & Co	6.875	N/A	1,169,748
270,000	(g),(h)	M&T Bank Corp	5.125	N/A	269,526
135,000		Morgan Stanley Private Bank NA	4.204	11/17/28	135,422
905,000		Morgan Stanley Private Bank NA	4.465	11/19/31	907,369
325,000	(g),(h)	PNC Financial Services Group Inc/The	6.000	N/A	328,508
253,000	(g),(h)	PNC Financial Services Group Inc/The	3.400	N/A	248,026
529,000	(g),(h)	PNC Financial Services Group Inc/The	6.250	N/A	546,132
715,000	(g),(h)	Truist Financial Corp	6.669	N/A	716,956
152,000	(g),(h)	Truist Financial Corp	5.100	N/A	153,044
120,000	(h)	Webster Financial Corp	5.784	09/11/35	119,928
160,000		Wells Fargo & Co	5.150	04/23/31	165,153
950,000	(g),(h)	Wells Fargo & Co	7.625	N/A	1,013,277
308,000	(g),(h)	Wells Fargo & Co	3.900	N/A	307,042
110,000		Wells Fargo & Co	5.605	04/23/36	115,292
497,000	(g),(h)	Wells Fargo & Co	6.850	N/A	519,372

		TOTAL BANKS			13,219,884

		CAPITAL GOODS. - 0.9%
220,000	(a)	AECOM	6.000	08/01/33	225,469
93,000	(g),(h)	Air Lease Corp	4.125	N/A	90,785
241,000	(g),(h)	Air Lease Corp	6.000	N/A	229,872
300,000	(a)	Alta Equipment Group Inc	9.000	06/01/29	270,929
255,000		Boeing Co/The	5.805	05/01/50	250,817
175,000		Boeing Co/The	6.528	05/01/34	193,613
150,000	(a)	Camelot Return Merger Sub Inc	8.750	08/01/28	116,234
100,000	(a)	Carpenter Technology Corp	5.625	03/01/34	101,573
75,000	(a)	Gates Corp/DE	6.875	07/01/29	77,886
195,000	(a)	Herc Holdings Inc	6.625	06/15/29	202,429
315,000	(a)	Herc Holdings Inc	7.000	06/15/30	331,515
75,000	(a)	Herc Holdings Inc	5.750	03/15/31	76,113
95,000	(a)	Herc Holdings Inc	6.000	03/15/34	96,266
45,000		Honeywell International Inc	5.250	03/01/54	42,529
180,000	(a)	Masterbrand Inc	7.000	07/15/32	186,485
250,000	(a)	Quikrete Holdings Inc	6.375	03/01/32	260,220
245,000		Regal Rexnord Corp	6.050	04/15/28	253,443
120,000	(a)	Standard Building Solutions Inc	6.250	08/01/33	122,584
450,000	(a)	TransDigm Inc	6.375	03/01/29	464,072
300,000	(a)	TransDigm Inc	6.375	05/31/33	307,838
375,000	(a)	TransDigm Inc	6.875	12/15/30	392,441
200,000	(a)	Windsor Holdings III LLC	8.500	06/15/30	211,272

		TOTAL CAPITAL GOODS			4,504,385

		COMMERCIAL & PROFESSIONAL SERVICES - 0.4%
300,000	(a)	AMN Healthcare Inc	6.500	01/15/31	300,056
240,000	(a)	ASGN Inc	4.625	05/15/28	235,825
75,000	(a)	Boost Newco Borrower LLC	7.500	01/15/31	79,714
105,000	(a)	Clean Harbors Inc	5.750	10/15/33	107,709
270,000	(a)	Neptune Bidco US Inc	9.290	04/15/29	270,461
54,000	(a)	Prime Security Services Borrower LLC / Prime Finance Inc	5.750	04/15/26	54,019
200,000	(a)	Prime Security Services Borrower LLC / Prime Finance Inc	3.375	08/31/27	196,091
400,000	(a)	RR Donnelley & Sons Co	9.500	08/01/29	412,201
110,000		Waste Management Inc	4.950	03/15/35	111,720

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES			1,767,796

		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 0.6%
240,000	(a)	Academy Ltd	6.000	11/15/27	240,177
225,000	(a)	Bath & Body Works Inc	6.625	10/01/30	230,039
310,000		Kohl’s Corp	5.125	05/01/31	272,684

See Notes to Financial Statements	29

Portfolio of Investments December 31, 2025 (continued)

NMAI

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL (continued)
$240,000	(a)	LCM Investments Holdings II LLC	4.875%	05/01/29	$236,451
50,000	(a)	Macy’s Retail Holdings LLC	6.125	03/15/32	50,606
525,000	(a)	Michaels Cos Inc/The	5.250	05/01/28	504,712
300,000	(a)	Michaels Cos Inc/The	7.875	05/01/29	276,929
200,000	(a)	Park River Holdings Inc	8.000	03/15/31	206,199
70,000	(a)	PetSmart Inc / PetSmart Finance Corp	7.500	09/15/32	71,238
270,000	(a)	QXO Building Products Inc	6.750	04/30/32	281,993
300,000	(a)	Staples Inc	10.750	09/01/29	298,254
50,000		Veritiv Operating Co	10.500	11/30/30	53,761
150,000	(a)	Wayfair LLC	7.250	10/31/29	156,551

		TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL			2,879,594

		CONSUMER DURABLES & APPAREL - 0.3%
380,000	(a)	CD&R Smokey Buyer Inc / Radio Systems Corp	9.500	10/15/29	309,930
60,000	(a)	Champ Acquisition Corp	8.375	12/01/31	64,806
240,000		Newell Brands Inc	6.625	09/15/29	239,126
360,000	(a)	S&S Holdings LLC	8.375	10/01/31	344,963
60,000	(a)	TopBuild Corp	5.625	01/31/34	60,695
345,000	(a)	Wolverine World Wide Inc	4.000	08/15/29	318,901

		TOTAL CONSUMER DURABLES & APPAREL			1,338,421

		CONSUMER SERVICES - 0.7%
225,000	(a)	Caesars Entertainment Inc	6.000	10/15/32	218,801
360,000	(a)	Carnival Corp	5.875	06/15/31	371,845
460,000	(a)	Churchill Downs Inc	5.750	04/01/30	464,481
285,000	(a)	Cinemark USA Inc	7.000	08/01/32	295,745
345,000	(a)	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc	4.625	01/15/29	335,075
175,000	(a)	Hilton Domestic Operating Co Inc	5.500	03/31/34	176,202
40,000		Hyatt Hotels Corp	5.400	12/15/35	40,083
120,000	(a)	Life Time Inc	6.000	11/15/31	122,941
150,000	(a)	Light & Wonder International Inc	6.250	10/01/33	151,860
240,000	(a)	Marriott Ownership Resorts Inc	6.500	10/01/33	230,233
185,000		MGM Resorts International	6.125	09/15/29	190,119
102,350	(a)	Muvico LLC, (cash 9.000%, PIK 6.000%)	9.000	02/19/29	111,019
60,000	(a)	NCL Corp Ltd	5.875	01/15/31	59,773
95,000	(a)	NCL Corp Ltd	6.250	09/15/33	94,960
150,000	(a)	Six Flags Entertainment Corp / Six Flags Theme Parks Inc	6.625	05/01/32	151,262
150,000	(a)	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp	6.250	03/15/33	153,371

		TOTAL CONSUMER SERVICES			3,167,770

		CONSUMER STAPLES DISTRIBUTION & RETAIL - 0.1%
250,000	(a)	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC	6.250	03/15/33	256,995
115,000	(a)	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC	5.750	03/31/34	115,465
200,000	(a)	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC	5.875	02/15/28	200,767

		TOTAL CONSUMER STAPLES DISTRIBUTION & RETAIL			573,227

		ENERGY - 2.1%
225,000	(a)	Antero Midstream Partners LP / Antero Midstream Finance Corp	5.750	10/15/33	226,359
195,000	(a)	Archrock Partners LP / Archrock Partners Finance Corp	6.250	04/01/28	196,119
250,000	(a)	Archrock Partners LP / Archrock Partners Finance Corp	6.625	09/01/32	257,839
325,000	(a)	Ascent Resources Utica Holdings LLC / ARU Finance Corp	6.625	10/15/32	335,599
240,000	(a)	Buckeye Partners LP	6.750	02/01/30	251,940
85,000	(a)	Chord Energy Corp	6.000	10/01/30	86,042
300,000	(a)	Chord Energy Corp	6.750	03/15/33	310,235
295,000	(a)	Civitas Resources Inc	8.750	07/01/31	306,033
165,000	(a)	Civitas Resources Inc	8.375	07/01/28	170,015
280,000	(a)	CNX Resources Corp	7.250	03/01/32	292,292
95,000	(a)	Delek Logistics Partners LP / Delek Logistics Finance Corp	7.375	06/30/33	96,943
273,000	(h)	Energy Transfer LP	6.750	02/15/56	274,042
95,000	(h)	Energy Transfer LP	8.000	05/15/54	101,408

30	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		ENERGY (continued)
$358,000	(g),(h)	Energy Transfer LP	7.125%	N/A	$366,575
49,000	(g),(h)	Energy Transfer LP	6.625	N/A	48,752
91,000	(g),(h)	Energy Transfer LP	6.500	N/A	91,401
150,000		Genesis Energy LP / Genesis Energy Finance Corp	7.875	05/15/32	156,362
160,000	(a)	Global Partners LP / GLP Finance Corp	8.250	01/15/32	168,524
400,000	(a)	Harvest Midstream I LP	7.500	05/15/32	416,953
495,000	(a)	Hilcorp Energy I LP / Hilcorp Finance Co	5.750	02/01/29	489,738
100,000	(a)	Hilcorp Energy I LP / Hilcorp Finance Co	6.250	04/15/32	94,138
130,000	(a)	Hilcorp Energy I LP / Hilcorp Finance Co	8.375	11/01/33	132,737
345,000	(a)	Kinetik Holdings LP	5.875	06/15/30	348,091
150,000	(a)	Kodiak Gas Services LLC	7.250	02/15/29	156,053
50,000	(a)	Kodiak Gas Services LLC	6.500	10/01/33	51,061
75,000	(a)	Kodiak Gas Services LLC	6.750	10/01/35	77,116
220,000	(a)	Matador Resources Co	6.250	04/15/33	220,293
295,000	(a)	Noble Finance II LLC	8.000	04/15/30	306,480
105,000		ONEOK Inc	5.050	11/01/34	104,062
400,000	(a)	PBF Holding Co LLC / PBF Finance Corp	7.875	09/15/30	385,215
70,000	(a)	PBF Holding Co LLC / PBF Finance Corp	9.875	03/15/30	72,012
150,000	(a)	Rockies Express Pipeline LLC	6.750	03/15/33	158,298
300,000	(a)	Sunoco LP	6.250	07/01/33	307,295
225,000	(a),(g),(h)	Sunoco LP	7.875	N/A	231,137
150,000	(a)	Sunoco LP	5.625	03/31/31	151,099
150,000	(a)	Sunoco LP	5.875	03/15/34	149,987
150,000	(a)	Talos Production Inc	9.000	02/01/29	155,796
100,000		Targa Resources Corp	5.550	08/15/35	102,351
126,538	(a)	Transocean Aquila Ltd	8.000	09/30/28	129,612
85,000	(a)	Transocean International Ltd	7.875	10/15/32	88,774
101,250	(a)	Transocean International Ltd	8.750	02/15/30	105,797
85,000	(a)	Transocean Titan Financing Ltd	8.375	02/01/28	86,809
400,000	(a)	USA Compression Partners LP / USA Compression Finance Corp	7.125	03/15/29	414,045
60,000	(a)	USA Compression Partners LP / USA Compression Finance Corp	6.250	10/01/33	60,719
680,000	(a)	Venture Global LNG Inc	7.000	01/15/30	654,451
235,000	(a)	Venture Global LNG Inc	8.125	06/01/28	238,032
254,000	(a),(g),(h)	Venture Global LNG Inc	9.000	N/A	200,592
65,000	(a)	Venture Global Plaquemines LNG LLC	6.500	01/15/34	66,576
75,000	(a)	Venture Global Plaquemines LNG LLC	6.125	12/15/30	76,376
185,000	(a)	Weatherford International Ltd	6.750	10/15/33	189,461

		TOTAL ENERGY			10,157,636

		EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.4%
35,000		Healthcare Realty Holdings LP	3.500	08/01/26	34,811
295,000		Healthcare Realty Holdings LP	3.750	07/01/27	292,987
245,000		Healthcare Realty Holdings LP	2.400	03/15/30	222,671
400,000	(a)	Iron Mountain Inc	7.000	02/15/29	410,885
195,000		MPT Operating Partnership LP / MPT Finance Corp	5.000	10/15/27	188,249
250,000	(a)	RLJ Lodging Trust LP	3.750	07/01/26	248,609
350,000	(a)	Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC	4.750	04/15/28	347,848

		TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)			1,746,060

		EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.2%
105,000	(a)	Millrose Properties Inc	6.375	08/01/30	107,439
190,000	(a)	Millrose Properties Inc	6.250	09/15/32	191,707
105,000	(a)	MPT Operating Partnership LP / MPT Finance Corp	8.500	02/15/32	112,133
430,000	(c)	Piedmont Operating Partnership LP	9.250	07/20/28	475,119
160,000		Ventas Realty LP	5.000	01/15/35	160,196

		TOTAL EQUITY REAL ESTATE INVEaSTMENT TRUSTS (REITS)			1,046,594

		FINANCIAL SERVICES - 2.6%
144,600	(g),(h)	Ally Financial Inc	4.700	N/A	143,130
203,000	(g),(h)	Ally Financial Inc	4.700	N/A	193,016
305,000	(a),(g),(h)	American AgCredit Corp	5.250	N/A	298,900
750,000	(a)	Azorra FinanceLtd	7.750	04/15/30	52,796

See Notes to Financial Statements	31

Portfolio of Investments December 31, 2025 (continued)

NMAI

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		FINANCIAL SERVICES (continued)
$150,000	(a)	Azorra Finance Ltd	7.250%	01/15/31	$157,175
250,000		Block Inc	6.500	05/15/32	259,965
200,000	(a)	Burford Capital Global Finance LLC	7.500	07/15/33	190,852
130,000	(g),(h)	Capital One Financial Corp	5.500	N/A	130,433
200,000	(g),(h)	Capital One Financial Corp	3.950	N/A	197,596
307,000	(g),(h)	Charles Schwab Corp/The	4.000	N/A	305,124
411,748	(a)	Compass Group Diversified Holdings LLC	5.250	04/15/29	381,910
250,000	(a),(g),(h)	Compeer Financial ACA	7.875	N/A	255,387
162,000	(g),(h)	Corebridge Financial Inc	6.875	N/A	166,483
380,000	(a)	Encore Capital Group Inc	8.500	05/15/30	408,479
180,000	(a)	Encore Capital Group Inc	6.625	04/15/31	180,899
285,000	(a)	FirstCash Inc	6.875	03/01/32	296,457
330,000	(a)	Freedom Mortgage Holdings LLC	8.375	04/01/32	347,379
150,000	(a)	Freedom Mortgage Holdings LLC	7.875	04/01/33	155,334
150,000	(a)	Freedom Mortgage Holdings LLC	6.875	05/01/31	150,090
105,000		Global Payments Inc	4.875	11/15/30	105,117
505,000	(g),(h)	Goldman Sachs Group Inc/The	6.850	N/A	525,157
179,000	(g),(h)	Goldman Sachs Group Inc/The	5.300	N/A	179,348
305,000	(g),(h)	Goldman Sachs Group Inc/The	6.125	N/A	309,255
543,000	(g),(h)	Goldman Sachs Group Inc/The	7.500	N/A	574,796
294,000	(g),(h)	Goldman Sachs Group Inc/The	7.379	N/A	294,516
338,000	(g),(h)	Goldman Sachs Group Inc/The	7.500	N/A	359,865
300,000	(a)	Hunt Cos Inc	5.250	04/15/29	292,848
300,000	(a)	Icahn Enterprises LP / Icahn Enterprises Finance Corp	10.000	11/15/29	299,788
500,000		Icahn Enterprises LP / Icahn Enterprises Finance Corp	5.250	05/15/27	493,128
400,000	(a)	Jane Street Group / JSG Finance Inc	6.125	11/01/32	407,024
395,000		JPMorgan Chase & Co	5.103	04/22/31	407,828
375,000		JPMorgan Chase & Co	5.572	04/22/36	393,435
365,000		Morgan Stanley	5.664	04/17/36	383,128
600,000		Navient Corp	5.500	03/15/29	595,594
125,000		OneMain Finance Corp	6.750	09/15/33	126,579
115,000		OneMain Finance Corp	6.125	05/15/30	117,253
690,000		OneMain Finance Corp	6.625	05/15/29	714,662
140,000	(a)	Osaic Holdings Inc	6.750	08/01/32	146,247
180,000	(a)	PennyMac Financial Services Inc	7.875	12/15/29	191,529
300,000	(a)	PennyMac Financial Services Inc	7.125	11/15/30	315,369
175,000	(a)	Rocket Cos Inc	6.125	08/01/30	180,894
60,000	(a)	Starwood Property Trust Inc	6.500	07/01/30	62,586
375,000	(a)	Starwood Property Trust Inc	6.000	04/15/30	384,901
177,000	(g),(h)	State Street Corp	6.700	N/A	184,669
170,000	(a)	UWM Holdings LLC	6.625	02/01/30	172,138
229,000	(g),(h)	Voya Financial Inc	7.758	N/A	241,530
240,000	(a)	WEX Inc	6.500	03/15/33	245,679
90,000	(a)	Wynnton Funding Trust II	5.991	08/15/55	90,549

		TOTAL FINANCIAL SERVICES			13,066,817

		FOOD, BEVERAGE & TOBACCO - 0.7%
165,000		Constellation Brands Inc	4.800	05/01/30	167,756
345,000	(a)	Darling Ingredients Inc	6.000	06/15/30	350,634
45,000		Kraft Heinz Foods Co	5.200	07/15/45	41,266
145,000		Kraft Heinz Foods Co	3.875	05/15/27	144,610
75,000		Kraft Heinz Foods Co	5.500	06/01/50	70,166
1,000,000	(a),(g),(h)	Land O’ Lakes Inc	8.000	N/A	983,791
110,000	(a)	Mars Inc	4.600	03/01/28	111,507
180,000	(a)	Mars Inc	5.200	03/01/35	185,009
35,000	(a)	Mars Inc	5.650	05/01/45	35,281
220,000	(a)	Mars Inc	5.700	05/01/55	219,148
300,000	(a)	Post Holdings Inc	6.375	03/01/33	303,000
120,000	(a)	Post Holdings Inc	6.500	03/15/36	120,162
300,000	(a)	Primo Water Holdings Inc / Triton Water Holdings Inc	6.250	04/01/29	301,450
390,000	(a)	Viking Baked Goods Acquisition Corp	8.625	11/01/31	391,253

		TOTAL FOOD, BEVERAGE & TOBACCO			3,425,033

32	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		HEALTH CARE EQUIPMENT & SERVICES - 1.0%
$95,000		Baxter International Inc	4.450%	02/15/29	$95,234
150,000	(a)	CHS/Community Health Systems Inc	5.250	05/15/30	140,879
243,000	(a)	CHS/Community Health Systems Inc	10.875	01/15/32	265,220
150,000	(a)	CHS/Community Health Systems Inc	9.750	01/15/34	157,549
175,000		CVS Health Corp	5.050	03/25/48	154,271
142,000	(h)	CVS Health Corp	6.750	12/10/54	148,301
80,000	(h)	CVS Health Corp	7.000	03/10/55	83,924
145,000		CVS Health Corp	5.450	09/15/35	148,424
285,000	(a)	DaVita Inc	4.625	06/01/30	277,131
300,000	(a)	DaVita Inc	6.875	09/01/32	312,290
85,000	(a)	Global Medical Response Inc	7.375	10/01/32	88,347
42,000	(a)	Heartland Dental LLC / Heartland Dental Finance Corp	10.500	04/30/28	44,038
180,000	(a)	IQVIA Inc	6.250	06/01/32	188,085
150,000	(a)	LifePoint Health Inc	8.375	02/15/32	162,820
150,000	(a)	LifePoint Health Inc	9.875	08/15/30	161,504
250,000	(a)	Medline Borrower LP	3.875	04/01/29	244,077
80,000	(a)	Molina Healthcare Inc	6.250	01/15/33	81,557
175,000	(a)	Molina Healthcare Inc	6.500	02/15/31	179,730
225,000	(a)	National Mentor Holdings Inc	10.500	12/15/30	226,192
230,000	(a)	Prime Healthcare Services Inc	9.375	09/01/29	241,500
375,000	(a)	Radiology Partners Inc	8.500	07/15/32	391,739
105,000	(a)	Surgery Center Holdings Inc	7.250	04/15/32	106,204
466,906	(a)	Team Health Holdings Inc, (cash 9.000%, PIK 4.500%)	9.000	06/30/28	492,586
195,000	(a)	Team Health Holdings Inc	8.375	06/30/28	197,350
175,000		Tenet Healthcare Corp	6.125	10/01/28	175,783
145,000		UnitedHealth Group Inc	5.050	04/15/53	130,786
115,000		UnitedHealth Group Inc	5.500	07/15/44	114,146

		TOTAL HEALTH CARE EQUIPMENT & SERVICES			5,009,667

		HOUSEHOLD & PERSONAL PRODUCTS - 0.0%
45,000		Haleon US Capital LLC	3.625	03/24/32	42,808

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS			42,808

		INSURANCE - 1.5%
400,000	(a)	Acrisure LLC / Acrisure Finance Inc	6.750	07/01/32	412,043
475,000	(a)	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	4.250	10/15/27	471,981
500,000	(a)	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer	6.500	10/01/31	515,343
214,000	(h)	American National Group Inc	7.000	12/01/55	214,230
50,000	(a)	APH Somerset Investor 2 LLC / APH2 Somerset Investor 2 LLC / APH3 Somerset Inves	7.875	11/01/29	50,499
393,000	(h)	Assurant Inc	7.000	03/27/48	403,505
135,000	(a)	Asurion, LLC	8.000	12/31/32	140,078
244,000	(h)	Corebridge Financial Inc	6.375	09/15/54	245,865
235,000	(h)	Enstar Finance LLC	5.500	01/15/42	231,447
184,000	(a),(h)	Enstar Group Ltd	7.500	04/01/45	192,542
375,000	(a)	HUB International Ltd	7.250	06/15/30	393,722
207,000	(h)	MetLife Inc	6.350	03/15/55	218,293
354,000	(a),(h)	MetLife Inc	9.250	04/08/38	424,858
474,000	(a)	Omnis Funding Trust	6.722	05/15/55	492,890
600,000	(a)	Panther Escrow Issuer LLC	7.125	06/01/31	621,749
50,000	(a)	Protective Life Corp	4.700	01/15/31	50,158
360,000	(h)	Provident Financing Trust I	7.405	03/15/38	389,102
210,000	(h)	Prudential Financial Inc	5.125	03/01/52	208,080
150,000	(h)	Prudential Financial Inc	6.500	03/15/54	158,539
150,000	(a)	Ryan Specialty LLC	5.875	08/01/32	153,265
600,000	(a),(g),(h)	SBL Holdings Inc	9.508	N/A	611,999
575,000	(a),(g),(h)	SBL Holdings Inc	6.500	N/A	545,495

		TOTAL INSURANCE			7,145,683

		MATERIALS - 0.6%
110,000		Amcor Group Finance PLC	5.450	05/23/29	113,711
200,000	(a)	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC	6.250	01/30/31	204,555
180,000	(a)	Arsenal AIC Parent LLC	8.000	10/01/30	191,009

See Notes to Financial Statements	33

Portfolio of Investments December 31, 2025 (continued)

NMAI

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MATERIALS (continued)
$420,000	(a)	Avient Corp	6.250%	11/01/31	$431,700
75,000		Ball Corp	6.000	06/15/29	77,092
200,000	(a)	Clydesdale Acquisition Holdings Inc	8.750	04/15/30	203,336
80,000	(a)	Commercial Metals Co	6.000	12/15/35	82,012
200,000	(a)	Compass Minerals International Inc	8.000	07/01/30	209,267
420,000	(a)	Olin Corp	6.625	04/01/33	416,837
60,000	(a)	Owens-Brockway Glass Container Inc	7.250	05/15/31	61,247
170,000	(a)	Qnity Electronics Inc	5.750	08/15/32	173,816
55,000	(a)	Qnity Electronics Inc	6.250	08/15/33	57,010
300,000	(a)	SK Invictus Intermediate II Sarl	5.000	10/30/29	297,059
50,000	(a)	Solstice Advanced Materials Inc	5.625	09/30/33	50,440
200,000	(a)	WR Grace Holdings LLC	6.625	08/15/32	202,554

		TOTAL MATERIALS			2,771,645

		MEDIA & ENTERTAINMENT - 1.2%
195,000	(a)	Arches Buyer Inc	4.250	06/01/28	191,376
575,000	(a)	CCO Holdings LLC / CCO Holdings Capital Corp	4.500	08/15/30	541,369
855,000	(a),(c)	CCO Holdings LLC / CCO Holdings Capital Corp	4.250	02/01/31	785,616
200,000		CCO Holdings LLC / CCO Holdings Capital Corp	4.500	05/01/32	179,507
80,000		Charter Communications Operating LLC / Charter Communications Operating Capital	6.550	06/01/34	84,140
155,000	(a)	Directv Financing LLC	8.875	02/01/30	156,828
360,000	(a)	Directv Financing LLC / Directv Financing Co-Obligor Inc	5.875	08/15/27	362,113
225,000	(a)	DISH Network Corp	11.750	11/15/27	234,176
152,000	(a),(g),(h)	Farm Credit Bank of Texas	7.750	N/A	159,105
180,000	(a)	Gray Media Inc	10.500	07/15/29	193,561
210,000	(a)	Gray Media Inc	7.250	08/15/33	214,584
200,000	(a)	Gray Media Inc	4.750	10/15/30	155,129
69,000	(a)	McGraw-Hill Education Inc	5.750	08/01/28	69,356
225,000	(a)	McGraw-Hill Education Inc	7.375	09/01/31	237,388
120,000		Meta Platforms Inc	5.625	11/15/55	115,173
125,000	(a)	Neptune Bidco US Inc	10.375	05/15/31	128,168
250,000	(a)	Outfront Media Capital LLC / Outfront Media Capital Corp	5.000	08/15/27	250,361
165,000	(a)	Scripps Escrow II Inc	3.875	01/15/29	151,823
150,000	(a)	Sirius XM Radio LLC	3.875	09/01/31	138,140
300,000	(a)	Univision Communications Inc	8.500	07/31/31	313,389
225,000	(a)	Univision Communications Inc	4.500	05/01/29	216,130
40,000	(a)	Univision Communications Inc	9.375	08/01/32	42,993
150,000		Warnermedia Holdings Inc	4.279	03/15/32	131,673
150,000		Warnermedia Holdings Inc	5.141	03/15/52	98,828
225,000		Warnermedia Holdings Inc	5.050	03/15/42	158,344
240,000	(a)	Ziff Davis Inc	4.625	10/15/30	227,941

		TOTAL MEDIA & ENTERTAINMENT			5,537,211

		PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.2%
200,000	(a)	1261229 BC Ltd	10.000	04/15/32	208,003
55,000		AbbVie Inc	4.950	03/15/31	56,870
100,000		Amgen Inc	5.650	03/02/53	97,920
200,000	(a)	Bausch Health Cos Inc	4.875	06/01/28	179,000
410,000	(a)	Organon & Co / Organon Foreign Debt Co-Issuer BV	7.875	05/15/34	333,712
250,000	(a)	Organon & Co / Organon Foreign Debt Co-Issuer BV	5.125	04/30/31	207,049

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			1,082,554

		REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
330,000	(a)	Anywhere Real Estate Group LLC / Anywhere Co-Issuer Corp	7.000	04/15/30	328,579
295,000		Kennedy-Wilson Inc	5.000	03/01/31	277,442

		TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT			606,021

		SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.1%
90,000		Broadcom Inc	5.200	07/15/35	92,211
195,000		Broadcom Inc	4.200	10/15/30	194,852

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			287,063

34	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SOFTWARE & SERVICES - 0.2%
$450,000	(a)	Ahead DB Holdings LLC	6.625%	05/01/28	$452,915
25,000	(a)	Amentum Holdings Inc	7.250	08/01/32	26,352
70,000	(a)	CoreWeave Inc	9.250	06/01/30	65,084
165,000	(a)	Fair Isaac Corp	6.000	05/15/33	169,479
105,000		Oracle Corp	5.200	09/26/35	100,598
25,000		Oracle Corp	5.950	09/26/55	22,150

		TOTAL SOFTWARE & SERVICES			836,578

		TECHNOLOGY HARDWARE & EQUIPMENT - 0.1%
300,000	(a)	Imola Merger Corp	4.750	05/15/29	296,106

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			296,106

		TELECOMMUNICATION SERVICES - 0.6%
55,000		AT&T Inc	3.650	06/01/51	38,649
105,000		AT&T Inc	3.500	09/15/53	70,269
245,000		AT&T Inc	3.800	12/01/57	168,521
270,000	(a)	CIPHER COMPUTE LLC	7.125	11/15/30	274,990
90,000		EchoStar Corp, (cash 6.750%, PIK 6.750%)	6.750	11/30/30	92,202
104,000		EchoStar Corp	10.750	11/30/29	115,003
375,000	(a)	Frontier Communications Holdings LLC	5.875	10/15/27	376,211
275,000	(a)	Level 3 Financing Inc	4.875	06/15/29	267,438
300,000	(a)	Level 3 Financing Inc	6.875	06/30/33	306,983
130,000	(a)	Level 3 Financing Inc	8.500	01/15/36	133,118
75,000		T-Mobile USA Inc	5.300	05/15/35	76,899
195,000	(a)	Windstream Services LLC	7.500	10/15/33	199,896
310,000	(a)	Windstream Services LLC / Windstream Escrow Finance Corp	8.250	10/01/31	325,429
70,000	(a)	WULF Compute LLC	7.750	10/15/30	72,117
244,744	(a)	Zayo Group Holdings Inc	9.250	03/09/30	232,507

		TOTAL TELECOMMUNICATION SERVICES			2,750,232

		TRANSPORTATION - 0.2%
295,000	(a)	American Airlines Inc	7.250	02/15/28	301,579
195,000	(a)	Genesee & Wyoming Inc	6.250	04/15/32	201,094
180,000	(a)	Stonepeak Nile Parent LLC	7.250	03/15/32	190,493
250,000	(a)	United Airlines Inc	4.375	04/15/26	249,688

		TOTAL TRANSPORTATION			942,854

		UTILITIES - 1.5%
192,000	(h)	AES Corp/The	6.950	07/15/55	189,565
143,000	(h)	AES Corp/The	7.600	01/15/55	145,632
110,000		Atmos Energy Corp	5.200	08/15/35	113,373
192,000	(h)	CMS Energy Corp	6.500	06/01/55	197,428
110,000		Consumers Energy Co	4.500	01/15/31	111,212
115,000	(h)	Dominion Energy Inc	7.000	06/01/54	124,516
240,000		DTE Electric Co	5.200	03/01/34	247,582
110,000		Duke Energy Carolinas LLC	4.250	12/15/41	96,676
130,000		Duke Energy Carolinas LLC	5.350	01/15/53	124,712
300,000		Duke Energy Carolinas Nc Storm Funding II LLC	4.226	07/01/35	299,366
101,000	(h)	Duke Energy Corp	6.450	09/01/54	106,007
139,000	(h)	Edison International	8.125	06/15/53	144,632
314,000	(h)	Entergy Corp	7.125	12/01/54	329,685
193,000	(h)	EUSHI Finance Inc	7.625	12/15/54	202,891
550,000	(a)	Ferrellgas LP / Ferrellgas Finance Corp	5.875	04/01/29	528,498
100,000	(a)	Ferrellgas LP / Ferrellgas Finance Corp	9.250	01/15/31	102,994
65,000		Florida Power & Light Co	5.700	03/15/55	65,860
150,000		Interstate Power and Light Co	5.600	06/29/35	156,107
262,000	(h)	NextEra Energy Capital Holdings Inc	6.750	06/15/54	279,707
150,000	(a)	NRG Energy Inc	5.750	01/15/34	151,526
225,000	(a)	NRG Energy Inc	6.000	02/01/33	229,455
180,000	(a)	NRG Energy Inc	6.250	11/01/34	184,863
128,000	(h)	PG&E Corp	7.375	03/15/55	133,311
269,000	(h)	Sempra	6.550	04/01/55	274,202
121,000	(h)	Sempra	6.375	04/01/56	123,520
445,000	(a)	Talen Energy Supply LLC	8.625	06/01/30	471,147
215,000	(a)	Talen Energy Supply LLC	6.250	02/01/34	219,281

See Notes to Financial Statements	35

Portfolio of Investments December 31, 2025 (continued)

NMAI

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		UTILITIES (continued)
$190,000	(a)	Talen Energy Supply LLC	6.500%	02/01/36	$196,477
390,000	(a)	TerraForm Power Operating LLC	5.000	01/31/28	389,642
185,000	(a),(g),(h)	Vistra Corp	8.000	N/A	189,651
217,000	(a),(g),(h)	Vistra Corp	8.875	N/A	239,089
255,000	(a)	Vistra Operations Co LLC	7.750	10/15/31	270,090
160,000	(a)	VoltaGrid LLC	7.375	11/01/30	158,519
60,000	(a)	XPLR Infrastructure Operating Partners LP	8.375	01/15/31	62,978
120,000	(a)	XPLR Infrastructure Operating Partners LP	8.625	03/15/33	126,242

		TOTAL UTILITIES			6,986,436

		TOTAL CORPORATE BONDS (Cost $91,006,470)			92,572,057

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		EMERGING MARKET DEBT AND FOREIGN CORPORATE BONDS - 14.7% (10.2% of Total Investments)
		ARGENTINA - 0.3%
140,000	(a)	Arcor SAIC	7.600	07/31/33	141,260
100,000		Argentine Republic Government International Bond	0.750	07/09/30	85,000
475,000		Argentine Republic Government International Bond	4.125	07/09/35	353,400
200,000		Argentine Republic Government International Bond	5.000	01/09/38	155,200
298,480	(a)	Provincia de Buenos Aires/Government Bonds	6.625	09/01/37	228,764
150,000	(a)	Transportadora de Gas del Sur SA	7.750	11/20/35	148,179
250,000	(a)	YPF SA	8.250	01/17/34	255,491

		TOTAL ARGENTINA			1,367,294

		AUSTRALIA - 0.2%
200,000		AngloGold Ashanti Holdings PLC	3.750	10/01/30	191,512
255,000	(a)	Mineral Resources Ltd	8.000	11/01/27	260,432
285,000	(a)	Mineral Resources Ltd	9.250	10/01/28	299,108
35,000	(a)	Mineral Resources Ltd	7.000	04/01/31	36,498

		TOTAL AUSTRALIA			787,550

		BARBADOS - 0.0%
150,000	(a)	Barbados Government International Bond	8.000	06/26/35	157,650

		TOTAL BARBADOS			157,650

		BELGIUM - 0.0%
89,000		Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc	4.900	02/01/46	82,315

		TOTAL BELGIUM			82,315

		BENIN - 0.0%
EUR 190,000	(a)	Benin Government International Bond	4.950	01/22/35	206,914

		TOTAL BENIN			206,914

		BRAZIL - 0.6%
BRL 285,000		Brazil Notas do Tesouro Nacional Serie F	10.000	01/01/27	50,361
BRL 1,575,000		Brazil Notas do Tesouro Nacional Serie F	10.000	01/01/31	252,292
340,000		Brazilian Government International Bond	6.000	10/20/33	343,571
200,000		Brazilian Government International Bond	7.250	01/12/56	197,820
200,000	(a)	Caixa Economica Federal	5.625	05/13/30	203,090
200,000	(a)	Corp Quiport SA	9.000	12/15/37	214,051
200,000	(a)	LD Celulose International GmbH	7.950	01/26/32	208,362
200,000	(a)	Minerva Luxembourg SA	8.875	09/13/33	218,429
145,000		Petrobras Global Finance BV	6.750	06/03/50	138,663
115,000		Petrobras Global Finance BV	5.500	06/10/51	94,668
200,000	(a)	Raizen Fuels Finance SA	5.700	01/17/35	153,013
200,000	(a)	Rede D’or Finance Sarl	6.450	09/09/35	205,700

		TOTAL BRAZIL			2,280,020

		CANADA - 1.4%
75,000	(a)	1011778 BC ULC / New Red Finance Inc	4.000	10/15/30	71,430
150,000	(a)	Air Canada	3.875	08/15/26	149,285
120,000	(a)	AltaGas Ltd	7.200	10/15/54	124,409
200,000		Bank of Montreal	7.700	05/26/84	212,342
314,000		Bank of Montreal	7.300	11/26/84	334,791

36	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CANADA
$274,000		Bank of Montreal	6.875%	11/26/85	$281,930
200,000		Bank of Nova Scotia/The	8.000	01/27/84	214,164
200,000		Bank of Nova Scotia/The	6.875	10/27/85	205,054
278,000		Bell Telephone Co of Canada or Bell Canada	7.000	09/15/55	292,132
285,000		Canadian Imperial Bank of Commerce	6.950	01/28/85	292,439
200,000		Canadian Imperial Bank of Commerce	7.000	10/28/85	208,491
293,000		Emera Inc	6.750	06/15/76	294,341
688,000		Enbridge Inc	8.500	01/15/84	788,908
305,000		Enbridge Inc	7.625	01/15/83	331,005
175,000		Enbridge Inc	5.500	07/15/77	173,404
85,000	(a)	Garda World Security Corp	6.500	01/15/31	86,979
200,000	(a)	New Flyer Holdings Inc	9.250	07/01/30	214,964
150,000	(a)	Open Text Corp	3.875	12/01/29	142,355
75,000	(a)	Open Text Holdings Inc	4.125	12/01/31	69,968
177,000		Rogers Communications Inc	7.125	04/15/55	186,380
242,000		Royal Bank of Canada	6.750	08/24/85	251,142
144,000		South Bow Canadian Infrastructure Holdings Ltd	7.500	03/01/55	153,917
250,000	(a)	Superior Plus LP / Superior General Partner Inc	4.500	03/15/29	244,040
152,000		TELUS Corp	7.000	10/15/55	158,229
425,000		Toronto-Dominion Bank/The	6.350	10/31/85	430,910
200,000		Toronto-Dominion Bank/The	8.125	10/31/82	210,909
75,000		Transcanada Trust	5.875	08/15/76	75,092
219,000		Transcanada Trust	5.600	03/07/82	216,301

		TOTAL CANADA			6,415,311

		CHILE - 0.5%
400,000	(a)	AES Andes SA	8.150	06/10/55	418,556
196,896	(a)	Alfa Desarrollo SpA 2021 1	4.550	09/27/51	158,410
200,000	(a),(j)	Banco de Credito e Inversiones SA	8.750	08/08/74	216,180
200,000	(a),(j)	Banco del Estado de Chile	7.950	11/02/74	212,000
CLP 70,000,000	(a)	Bonos de la Tesoreria de la Republica en pesos, Reg S	5.000	10/01/28	78,339
CLP 110,000,000	(a)	Bonos de la Tesoreria de la Republica en pesos, Reg S	6.000	04/01/33	127,253
200,000	(a)	Celulosa Arauco y Constitucion SA	6.180	05/05/32	206,410
EUR 50,000		Chile Government International Bond	3.800	07/01/35	58,747
175,000	(a)	Cia Cervecerias Unidas SA	3.350	01/19/32	158,752
200,000	(a)	Corp Nacional del Cobre de Chile	6.440	01/26/36	216,875
200,000	(a)	Empresa Nacional del Petroleo	6.150	05/10/33	211,635

		TOTAL CHILE			2,063,157

		CHINA - 0.0%
200,000	(a)	Lenovo Group Ltd	3.421	11/02/30	190,237

		TOTAL CHINA			190,237

		COLOMBIA - 0.4%
200,000	(a),(j)	Banco Davivienda SA	8.125	07/02/35	209,476
200,000	(j)	Bancolombia SA	8.625	12/24/34	214,358
EUR 100,000		Colombia Government International Bond	5.000	09/19/32	111,759
350,000		Colombia Government International Bond	3.125	04/15/31	303,100
200,000		Colombia Government International Bond	8.000	11/14/35	213,100
COP 725,000,000		Colombian TES	7.750	09/18/30	157,248
200,000		Ecopetrol SA	4.625	11/02/31	179,162
200,000		Ecopetrol SA	5.875	11/02/51	143,657
200,000	(a)	Grupo Aval Ltd	4.375	02/04/30	187,411

		TOTAL COLOMBIA			1,719,271

		COSTA RICA - 0.0%
200,000	(a)	Costa Rica Government International Bond	7.000	04/04/44	219,000

		TOTAL COSTA RICA			219,000

		COTE D’IVOIRE - 0.1%
395,000		Ivory Coast Government International Bond, Reg S	6.125	06/15/33	394,701

		TOTAL COTE D’IVOIRE			394,701

		CZECH REPUBLIC - 0.0%
CZK 2,150,000		Czech Republic Government Bond	1.750	06/23/32	89,736
CZK 1,200,000		Czech Republic Government Bond, Reg S	0.950	05/15/30	51,193

		TOTAL CZECH REPUBLIC			140,929

See Notes to Financial Statements	37

Portfolio of Investments December 31, 2025 (continued)

NMAI

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		DENMARK - 0.0%
$80,000	(a)	GENMAB A/S/GENMAB FIN	7.250%	12/15/33	$84,033

		TOTAL DENMARK			84,033

		DOMINICAN REPUBLIC - 0.1%
200,000	(a)	Aeropuertos Dominicanos Siglo XXI SA	7.000	06/30/34	210,000
125,000		Dominican Republic International Bond, Reg S	7.450	04/30/44	137,806
150,000	(a)	Dominican Republic International Bond	7.050	02/03/31	160,950
200,000	(a)	Dominican Republic International Bond	5.875	10/28/35	200,340

		TOTAL DOMINICAN REPUBLIC			709,096

		ECUADOR - 0.0%
260,000	(a)	Ecuador Government International Bond	1.000	07/31/35	229,190

		TOTAL ECUADOR			229,190

		EGYPT - 0.2%
220,000	(a)	Egypt Government International Bond	7.300	09/30/33	226,184
200,000	(a)	Egypt Government International Bond	7.600	03/01/29	212,864
205,000	(a)	Egypt Government International Bond	8.875	05/29/50	207,469
225,000	(a)	Egypt Government International Bond	8.500	01/31/47	220,721

		TOTAL EGYPT			867,238

		EL SALVADOR - 0.1%
200,000	(a)	Comision Ejecutiva Hidroelectrica del Rio Lempa	8.650	01/24/33	214,500
150,000	(a)	El Salvador Government International Bond	0.250	04/17/30	3,938
150,000	(a)	El Salvador Government International Bond	9.650	11/21/54	171,375

		TOTAL EL SALVADOR			389,813

		FINLAND - 0.1%
400,000	(a),(j)	Nordea Bank Abp	6.750	11/10/74	410,704

		TOTAL FINLAND			410,704

		FRANCE - 1.2%
502,000	(a),(j)	BNP Paribas SA	7.750	02/16/71	530,202
200,000	(a),(j)	BNP Paribas SA	9.250	05/17/74	213,336
610,000	(a),(j)	BNP Paribas SA	8.500	02/14/74	647,330
625,000	(a),(j)	BNP Paribas SA	8.000	08/22/74	674,425
409,000	(a),(j)	BNP Paribas SA	7.375	03/10/74	427,181
200,000	(a),(j)	BNP Paribas SA	7.450	12/27/74	209,264
507,000	(a),(j)	Credit Agricole SA	6.700	12/23/73	516,427
403,000	(a),(j)	Credit Agricole SA	7.125	12/23/74	419,633
525,000	(a)	Holdco II SAS	8.500	04/15/31	565,031
454,000	(a),(j)	Societe Generale SA	9.375	05/22/74	484,943
205,000	(a),(j)	Societe Generale SA	8.500	09/25/74	223,899
495,000	(a),(j)	Societe Generale SA	10.000	05/14/74	550,188

		TOTAL FRANCE			5,461,859

		GERMANY - 0.4%
600,000	(j)	Deutsche Bank AG, Reg S	8.130	04/30/73	640,708
480,000	(a)	IHO Verwaltungs GmbH	8.000	11/15/32	505,584
450,000	(a)	ZF North America Capital Inc	6.750	04/23/30	444,677
150,000	(a)	ZF North America Capital Inc	7.500	03/24/31	151,614

		TOTAL GERMANY			1,742,583

		GHANA - 0.1%
118,280	(a)	Ghana Government International Bond	5.000	07/03/29	115,994
367,320	(a)	Ghana Government International Bond	5.000	07/03/35	335,585
200,000	(a)	Kosmos Energy Ltd	7.500	03/01/28	135,124

		TOTAL GHANA			586,703

		GUATEMALA - 0.1%
200,000	(a)	CT Trust	5.125	02/03/32	192,355
200,000	(a)	Guatemala Government Bond	3.700	10/07/33	178,700
200,000	(a)	Guatemala Government Bond	6.250	08/15/36	209,000

		TOTAL GUATEMALA			580,055

		HUNGARY - 0.2%
HUF 50,000,000		Hungary Government Bond	4.500	03/23/28	147,458
210,000	(a)	Hungary Government International Bond	5.500	03/26/36	209,439
200,000	(a)	Hungary Government International Bond	5.375	09/26/30	205,391

38	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		HUNGARY
$200,000	(a)	Magyar Export-Import Bank Zrt	6.125%	12/04/27	$205,632

		TOTAL HUNGARY			767,920

		INDIA - 0.2%
200,000	(a)	Adani Ports & Special Economic Zone Ltd	3.100	02/02/31	177,258
200,000	(a)	Indian Railway Finance Corp Ltd	3.570	01/21/32	189,835
200,000	(a)	IRB Infrastructure Developers Ltd	7.110	03/11/32	206,403
200,000	(a)	Muthoot Finance Ltd	6.375	04/23/29	203,030
200,000	(a)	ReNew Wind Energy AP2 / ReNew Power Pvt Ltd other 9 Subsidiaries	4.500	07/14/28	191,881

		TOTAL INDIA			968,407

		INDONESIA - 0.2%
200,000	(a)	Indika Energy Tbk PT	8.750	05/07/29	197,892
IDR 2,702,000,001		Indonesia Treasury Bond	7.000	09/15/30	170,489
IDR 1,110,000,000		Indonesia Treasury Bond	6.625	02/15/34	68,700
200,000	(a)	Medco Maple Tree Pte Ltd	8.960	04/27/29	208,552
200,000		Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Reg S	5.250	05/15/47	182,054
335,000		Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Reg S	3.875	07/17/29	327,037

		TOTAL INDONESIA			1,154,724

		IRAQ - 0.0%
125,000	(a)	Iraq International Bond	5.800	01/15/28	124,496

		TOTAL IRAQ			124,496

		IRELAND - 0.2%
636,000		AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.950	03/10/55	666,424
450,000		AerCap Ireland Capital DAC / AerCap Global Aviation Trust	6.500	01/31/56	464,167

		TOTAL IRELAND			1,130,591

		ISRAEL - 0.1%
200,000	(a),(j)	Bank Hapoalim BM, Reg S	3.255	01/21/32	196,100
200,000	(a)	Israel Electric Corp Ltd, Reg S	4.250	08/14/28	197,563

		TOTAL ISRAEL			393,663

		JAMAICA - 0.1%
150,000	(a)	Digicel International Finance Ltd / Difl US LLC	8.625	08/01/32	155,617
225,000	(a)	Montego Bay Airport Revenue Finance Ltd	6.600	06/15/35	224,168

		TOTAL JAMAICA			379,785

		JAPAN - 0.0%
200,000	(j)	Nomura Holdings Inc	7.000	01/15/74	205,311

		TOTAL JAPAN			205,311

		JORDAN - 0.0%
200,000	(a)	Jordan Government International Bond	5.850	07/07/30	201,450

		TOTAL JORDAN			201,450

		KAZAKHSTAN - 0.1%
200,000	(a)	Baiterek National Managing Holding JSC	5.450	05/08/28	202,894
200,000	(a)	Development Bank of Kazakhstan JSC	5.500	04/15/27	202,429
200,000	(a)	KazMunayGas National Co JSC	3.500	04/14/33	180,402

		TOTAL KAZAKHSTAN			585,725

		LUXEMBOURG - 0.1%
300,000	(a)	Albion Financing 1 SARL / Aggreko Holdings Inc	7.000	05/21/30	313,113

		TOTAL LUXEMBOURG			313,113

		MACAU - 0.0%
200,000	(a)	MGM China Holdings Ltd	7.125	06/26/31	211,677

		TOTAL MACAU			211,677

		MALAYSIA - 0.1%
MYR 200,000		Malaysia Government Bond	4.762	04/07/37	54,266
MYR 400,000		Malaysia Government Bond	4.254	05/31/35	104,268
240,000	(a)	Petronas Capital Ltd	5.340	04/03/35	249,592
205,000	(a)	Petronas Capital Ltd	3.404	04/28/61	139,289

		TOTAL MALAYSIA			547,415

See Notes to Financial Statements	39

Portfolio of Investments December 31, 2025 (continued)

NMAI

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MEXICO - 1.1%
$300,000	(a),(j)	Banco Mercantil del Norte SA/Grand Cayman	7.625%	10/06/74	$308,397
509,800	(a),(j)	Banco Mercantil del Norte SA/Grand Cayman	8.750	02/20/73	545,494
200,000	(a),(j)	Banco Mercantil del Norte SA/Grand Cayman	8.375	02/20/74	210,000
200,000	(a)	Banco Nacional de Comercio Exterior SNC/Cayman Islands	2.720	08/11/31	196,286
200,000	(a)	Banco Nacional de Comercio Exterior SNC/Cayman Islands	5.875	05/07/30	206,740
170,732	(a)	Borr IHC Ltd / Borr Finance LLC	10.000	11/15/28	171,529
298,000	(a)	Cemex SAB de CV	7.200	09/10/74	310,784
200,000	(a)	Comision Federal de Electricidad	6.125	06/16/45	189,595
198,101	(a)	FIEMEX Energia - Banco Actinver SA Institucion de Banca Multiple	7.250	01/31/41	208,211
200,000	(a)	Gruma SAB de CV	5.761	12/09/54	200,649
200,000	(a)	Grupo Aeromexico SAB de CV	8.625	11/15/31	204,186
MXN 5,610,000		Mexican Bonos	8.500	11/18/38	291,963
MXN 1,000,000		Mexican Bonos	7.750	05/29/31	53,497
200,000		Mexico Government International Bond	4.280	08/14/41	160,600
250,000		Mexico Government International Bond	6.400	05/07/54	240,125
250,000		Mexico Government International Bond	5.625	09/22/35	246,500
200,000	(a)	Nemak SAB de CV	3.625	06/28/31	173,437
200,000		Petroleos Mexicanos	6.750	09/21/47	164,441
275,000		Petroleos Mexicanos	6.840	01/23/30	279,263
245,000		Petroleos Mexicanos	5.950	01/28/31	237,121
200,000		Petroleos Mexicanos	6.950	01/28/60	162,820
200,000	(a)	Trust 2401	4.869	01/15/30	197,000

		TOTAL MEXICO			4,958,638

		MOROCCO - 0.1%
200,000	(a)	Morocco Government International Bond	5.500	12/11/42	190,302
200,000	(a)	OCP SA	5.125	06/23/51	165,250

		TOTAL MOROCCO			355,552

		NETHERLANDS - 0.4%
765,000	(j)	ING Groep NV	7.000	11/16/74	798,000
526,000	(j)	ING Groep NV, Reg S	7.500	05/16/72	548,313
450,000	(a)	Sunrise FinCo I BV	4.875	07/15/31	428,625
310,000	(a)	VZ Secured Financing BV	5.000	01/15/32	280,535

		TOTAL NETHERLANDS			2,055,473

		NIGERIA - 0.2%
200,000	(a)	IHS Holding Ltd	7.875	05/29/30	206,000
275,000	(a)	Nigeria Government International Bond	10.375	12/09/34	326,229
200,000	(a)	Nigeria Government International Bond	8.631	01/13/36	214,743

		TOTAL NIGERIA			746,972

		PANAMA - 0.1%
200,000	(a)	Aeropuerto Internacional de Tocumen SA	5.125	08/11/61	162,600
200,000	(a)	Empresa de Transmision Electrica SA	5.125	05/02/49	153,698
200,000		Panama Government International Bond	8.000	03/01/38	233,520
155,644	(a)	UEP Penonome II SA 2020 1	6.500	10/01/38	138,601

		TOTAL PANAMA			688,419

		PARAGUAY - 0.0%
200,000	(a)	Paraguay Government International Bond	6.000	02/09/36	214,298

		TOTAL PARAGUAY			214,298

		PERU - 0.2%
200,000	(a)	Auna SA	8.750	11/06/32	201,756
200,000	(a)	Banco Internacional del Peru SAA Interbank	6.397	04/30/35	210,000
PEN 250,000	(a)	Peruvian Government International Bond	5.400	08/12/34	74,073
150,000		Peruvian Government International Bond	3.000	01/15/34	130,478
165,000	(a)	Volcan Cia Minera SAA	8.500	10/28/32	169,765

		TOTAL PERU			786,072

		PHILIPPINES - 0.0%
200,000		Philippine Government International Bond	4.200	03/29/47	167,441

		TOTAL PHILIPPINES			167,441

40	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		POLAND - 0.2%
$200,000	(a)	Bank Gospodarstwa Krajowego	5.375%	05/22/33	$205,501
PLN 525,000		Republic of Poland Government Bond	2.750	10/25/29	138,441
PLN 375,000		Republic of Poland Government Bond	6.000	10/25/33	111,538
PLN 550,000		Republic of Poland Government Bond	5.000	10/25/34	152,348
90,000		Republic of Poland Government International Bond	5.500	04/04/53	86,365
100,000		Republic of Poland Government International Bond	5.375	02/12/35	103,665

		TOTAL POLAND			797,858

		REPUBLIC OF SERBIA - 0.0%
200,000	(a)	Serbia International Bond	6.500	09/26/33	213,997

		TOTAL REPUBLIC OF SERBIA			213,997

		ROMANIA - 0.1%
RON 320,000		Romania Government Bond	4.150	01/26/28	70,632
EUR 185,000	(a)	Romanian Government International Bond	5.250	05/30/32	221,879
102,000	(a)	Romanian Government International Bond	5.875	01/30/29	105,247
210,000	(a)	Romanian Government International Bond	5.750	03/24/35	208,069

		TOTAL ROMANIA			605,827

		RWANDA - 0.1%
300,000	(a)	Rwanda International Government Bond	5.500	08/09/31	278,121

		TOTAL RWANDA			278,121

		SAUDI ARABIA - 0.2%
200,000		Saudi Arabian Oil Co, Reg S	4.250	04/16/39	182,128
200,000		Saudi Awwal Bank, Reg S	5.947	09/04/35	202,863
385,000		Saudi Government International Bond, Reg S	3.750	01/21/55	272,045
200,000	(a)	Saudi Government International Bond	5.625	01/13/35	212,005
200,000		SNB Funding Ltd, Reg S	6.000	06/24/35	205,858

		TOTAL SAUDI ARABIA			1,074,899

		SENEGAL - 0.0%
215,000		Senegal Government International Bond, Reg S	6.750	03/13/48	115,336
200,000	(a)	Senegal Government International Bond	6.750	03/13/48	107,289

		TOTAL SENEGAL			222,625

		SOUTH AFRICA - 0.3%
200,000	(a)	Bidvest Group UK PLC/The	6.200	09/17/32	203,773
250,000	(a)	Eskom Holdings	8.450	08/10/28	268,024
ZAR 1,050,000		Republic of South Africa Government Bond	8.500	01/31/37	62,721
ZAR 3,875,000		Republic of South Africa Government Bond	8.875	02/28/35	243,205
200,000		Republic of South Africa Government International Bond	5.375	07/24/44	170,579
200,000	(a)	Republic of South Africa Government International Bond	7.100	11/19/36	214,768
250,000	(a)	Transnet/South Africa	8.250	02/06/28	263,898
200,000	(a)	Windfall Mining Group Inc / Groupe Minier Windfall Inc	5.854	05/13/32	208,882

		TOTAL SOUTH AFRICA			1,635,850

		SPAIN - 0.7%
440,000	(j)	Banco Bilbao Vizcaya Argentaria SA	6.125	02/16/74	443,425
473,000	(j)	Banco Bilbao Vizcaya Argentaria SA	9.375	12/19/74	527,867
200,000	(j)	Banco Bilbao Vizcaya Argentaria SA	7.750	04/14/74	214,122
800,000	(j)	Banco Santander SA	8.000	11/01/73	883,100
600,000	(j)	Banco Santander SA	9.625	02/21/74	722,360

		TOTAL SPAIN			2,790,874

		SRI LANKA - 0.0%
129,323	(a)	Sri Lanka Government International Bond	3.350	03/15/33	111,142
79,065	(a)	Sri Lanka Government International Bond	3.600	02/15/38	72,049
56,938	(a)	Sri Lanka Government International Bond	3.600	06/15/35	43,273

		TOTAL SRI LANKA			226,464

		SUPRANATIONAL - 0.0%
INR 12,500,000		European Bank for Reconstruction & Development	6.300	10/26/27	138,984
KZT 30,000,000		International Bank for Reconstruction & Development	13.750	06/11/26	58,099

		TOTAL SUPRANATIONAL			197,083

		SWITZERLAND - 0.8%
1,000,000	(b)	Credit Suisse Group AG	0.000	01/17/72	340,000
1,645,000	(b)	Credit Suisse Group AG	7.250	03/12/72	559,301
-300,000	(b)	Credit Suisse Group AG	6.380	02/21/72	102,000

See Notes to Financial Statements	41

Portfolio of Investments December 31, 2025 (continued)

NMAI

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SWITZERLAND
$575,000	(b)	Credit Suisse Group AG	7.500%	06/11/72	$195,500
735,000	(b)	Credit Suisse Group AG	7.500	01/17/72	249,900
521,000	(a),(j)	UBS Group AG	9.250	05/13/74	611,007
499,000	(a),(j)	UBS Group AG	9.250	05/13/74	547,527
484,000	(a),(j)	UBS Group AG	7.750	04/12/74	521,767
480,000	(a),(c)	VistaJet Malta Finance PLC / Vista Management Holding Inc	6.375	02/01/30	456,791

		TOTAL SWITZERLAND			3,583,793

		THAILAND - 0.0%
200,000	(a),(j)	Bangkok Bank PCL/Hong Kong	3.466	09/23/36	181,964

		TOTAL THAILAND			181,964

		TOGO - 0.0%
200,000	(a)	Ecobank Transnational Inc	10.125	10/15/29	212,084

		TOTAL TOGO			212,084

		TRINIDAD AND TOBAGO - 0.0%
200,000	(a)	Trinidad Generation UnLtd	7.750	06/16/33	207,250

		TOTAL TRINIDAD AND TOBAGO			207,250

		TURKEY - 0.4%
200,000	(a)	Limak Cimento Sanayi ve Ticaret AS	9.750	07/25/29	201,684
225,000	(a)	Turk Telekomunikasyon AS	6.950	10/07/32	229,913
200,000	(a)	Turkcell Iletisim Hizmetleri AS	7.650	01/24/32	212,654
TRY 1,800,000		Turkiye Government Bond	37.000	02/18/26	41,895
EUR 225,000		Turkiye Government International Bond	5.200	08/17/31	274,892
250,000		Turkiye Government International Bond	6.000	01/14/41	225,427
200,000		Turkiye Government International Bond	7.125	07/17/32	211,619
200,000	(a)	Ulker Biskuvi Sanayi AS	7.875	07/08/31	210,578
200,000	(a)	Yapi ve Kredi Bankasi AS	9.250	01/17/34	213,260

		TOTAL TURKEY			1,821,922

		UGANDA - 0.0%
UGX 353,000,000		Republic of Uganda Government Bonds	14.250	06/22/34	87,006

		TOTAL UGANDA			87,006

		UKRAINE - 0.1%
118,699	(a)	Ukraine Government International Bond	1.750	02/01/29	88,728
150,000	(a)	Ukraine Government International Bond	1.750	02/01/36	87,750
311,275	(a)	Ukraine Government International Bond	0.000	02/01/35	175,870
67,730	(a)	Ukraine Government International Bond	0.000	02/01/36	38,098

		TOTAL UKRAINE			390,446

		UNITED ARAB EMIRATES - 0.2%
400,000		Emirate of Dubai Government International Bonds, Reg S	3.900	09/09/50	302,155
235,000	(a)	Galaxy Pipeline Assets Bidco Ltd	2.625	03/31/36	207,105
207,931	(a)	Galaxy Pipeline Assets Bidco Ltd 2022 2022	2.940	09/30/40	176,876
183,220	(a)	Sweihan PV Power Co PJSC 2022 1	3.625	01/31/49	157,498

		TOTAL UNITED ARAB EMIRATES			843,634

		UNITED KINGDOM - 2.2%
450,000	(a)	Ardonagh Finco Ltd	7.750	02/15/31	471,760
388,000	(j)	Barclays PLC	8.000	12/15/74	413,985
1,092,000	(j)	Barclays PLC	9.625	03/15/73	1,237,014
200,000	(j)	Barclays PLC	7.625	06/15/74	213,394
300,000	(a)	California Buyer Ltd / Atlantica Sustainable Infrastructure PLC	6.375	02/15/32	300,495
300,000	(a)	ContourGlobal Power Holdings SA	6.750	02/28/30	309,333
200,000	(j)	HSBC Holdings PLC	6.500	09/23/73	203,915
453,000	(j)	HSBC Holdings PLC	8.000	09/07/74	477,412
394,000	(j)	HSBC Holdings PLC	6.875	03/11/74	407,377
695,000	(j)	HSBC Holdings PLC	6.950	03/11/74	728,917
275,000	(j)	HSBC Holdings PLC	6.950	08/27/74	285,446
221,000	(j)	Lloyds Banking Group PLC	6.750	12/27/73	228,898
771,000	(j)	Lloyds Banking Group PLC	8.000	06/27/74	834,087
300,000	(a)	Merlin Entertainments Group US Holdings Inc	7.375	02/15/31	267,233
300,000	(a)	Motion Finco Sarl	8.375	02/15/32	269,403
882,000	(j)	NatWest Group PLC	8.125	06/30/74	992,374

42	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		UNITED KINGDOM
$442,000	(j)	NatWest Group PLC	7.300%	12/31/73	$468,878
200,000	(j)	Phoenix Group Holdings PLC, Reg S	8.500	12/12/72	213,651
343,000	(a),(j)	Standard Chartered PLC	7.750	02/15/74	356,366
550,000	(a)	Virgin Media Secured Finance PLC	5.500	05/15/29	541,836
120,000	(a)	Vmed O2 UK Financing I PLC	6.750	01/15/33	118,924
365,000		Vodafone Group PLC	7.000	04/04/79	386,649
233,000	(a)	Zegona Finance PLC	8.625	07/15/29	247,139

		TOTAL UNITED KINGDOM			9,974,486

		URUGUAY - 0.1%
175,000		Uruguay Government International Bond	5.442	02/14/37	181,833
UYU 6,200,000		Uruguay Government International Bond	8.250	05/21/31	163,112

		TOTAL URUGUAY			344,945

		UZBEKISTAN - 0.0%
200,000	(a)	Republic of Uzbekistan International Bond	6.900	02/28/32	214,951

		TOTAL UZBEKISTAN			214,951

		ZAMBIA - 0.1%
122,524	(a)	Zambia Government International Bond	5.750	06/30/33	120,646
197,169	(a)	Zambia Government International Bond	0.500	12/31/53	137,845

		TOTAL ZAMBIA			258,491

		TOTAL EMERGING MARKET DEBT AND FOREIGN CORPORATE BONDS (Cost $71,226,630)			70,207,335

SHARES		DESCRIPTION			VALUE

		EXCHANGE-TRADED FUNDS - 7.6% (5.3% of Total Investments)
253,147		Alerian MLP ETF			11,902,972
364,718	(c)	iShares Core MSCI Emerging Markets ETF			24,516,344

		TOTAL EXCHANGE-TRADED FUNDS (Cost $28,915,761)			36,419,316

SHARES		DESCRIPTION			VALUE

		INVESTMENT COMPANIES - 0.0% (0.0% of Total Investments)
13,224		3i Infrastructure PLC			66,548

		TOTAL INVESTMENT COMPANIES (Cost $51,850)			66,548

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MORTGAGE-BACKED SECURITIES - 12.3% (8.6% of Total Investments)
100,000	(a),(i)	ARDN 2025-ARCP Mortgage Trust, Series 2025 ARCP, (TSFR1M + 1.750%)	5.500	06/15/35	100,325
420,000	(i)	BANK 2019-BNK24, Series 2019 BN24	3.283	11/15/62	395,201
71,242	(a),(i)	Bayview MSR Opportunity Master Fund Trust 2021-INV4, Series 2021 4	2.500	10/25/51	59,075
307,876	(a),(i)	BX Commercial Mortgage Trust, Series 2021 CIP, (TSFR1M + 1.035%)	4.785	12/15/38	307,993
130,000		CD 2017-CD5 Mortgage Trust, Series 2017 CD5	3.431	08/15/50	128,347
52,138	(i)	Citigroup Commercial Mortgage Trust, Series 2015 GC29	3.758	04/10/48	50,489
250,000	(i)	Citigroup Commercial Mortgage Trust, Series 2018 B2	4.179	03/10/51	245,789
935,000	(a),(i)	Connecticut Avenue Securities Trust, Series 2023 R05, (SOFR30A + 3.100%)	7.456	06/25/43	970,676
500,000	(a),(i)	Connecticut Avenue Securities Trust, Series 2023 R01, (SOFR30A + 3.750%)	8.106	12/25/42	522,750
210,000	(a),(i)	Connecticut Avenue Securities Trust, Series 2023 R06, (SOFR30A + 3.900%)	9.188	07/25/43	221,393
475,000	(a),(i)	Connecticut Avenue Securities Trust, Series 2022 R05, (SOFR30A + 7.000%)	10.874	04/25/42	506,455
105,000	(a),(i)	Connecticut Avenue Securities Trust, Series 2022 R09, (SOFR30A + 4.750%)	8.624	09/25/42	111,402
695,000	(a),(i)	Connecticut Avenue Securities Trust, Series 2023 R06, (SOFR30A + 2.700%)	6.574	07/25/43	714,997
240,766		Fannie Mae Pool, FN MA4805, Series 2022 1	4.500	11/01/52	235,928

See Notes to Financial Statements	43

Portfolio of Investments December 31, 2025 (continued)

NMAI

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MORTGAGE-BACKED SECURITIES (continued)
$1,728,007	(k)	Fannie Mae Pool, FN MA4700, Series 2022 1	4.000%	08/01/52	$1,640,925
692,904		Fannie Mae Pool, FN MA4732	4.000	09/01/52	660,149
2,034,464	(k)	Fannie Mae Pool, FN MA4733	4.500	09/01/52	1,994,209
1,540,957	(k)	Fannie Mae Pool, FN MA4737, Series 2022 1	5.000	08/01/52	1,543,329
1,288,594		Fannie Mae Pool, FN MA4783	4.000	10/01/52	1,227,880
584,724	(k)	Fannie Mae Pool, FN MA4785	5.000	10/01/52	586,529
913,642	(k)	Fannie Mae Pool, FN MA4918	5.000	02/01/53	914,860
2,397,972	(k)	Fannie Mae Pool, FN MA5165	5.500	10/01/53	2,438,013
655,867		Fannie Mae Pool, FN MA4942	6.000	03/01/53	675,946
908,748	(k)	Fannie Mae Pool, FN MA4978	5.000	04/01/53	909,866
736,525	(k)	Fannie Mae Pool, FN MA5039	5.500	06/01/53	749,333
266,025		Fannie Mae Pool, FN MA5106	5.000	08/01/53	266,147
108,518		Fannie Mae Pool, FN MA5107	5.500	08/01/53	110,355
2,369,944	(k)	Fannie Mae Pool, FN MA4655	4.000	07/01/52	2,261,766
1,783,466	(k)	Fannie Mae Pool, FN MA5353	5.500	05/01/54	1,809,802
1,173,607	(k)	Fannie Mae Pool, FN MA5497	5.500	10/01/54	1,190,518
360,076		Fannie Mae Pool, FN MA4919	5.500	02/01/53	365,423
783,356	(k)	Fannie Mae Pool, FN MA4644, Series 2022 1	4.000	05/01/52	746,664
202,021		Fannie Mae Pool, FN MA5247	6.000	01/01/54	207,722
768,936		Fannie Mae Pool, FN MA4600, Series 2022 2	3.500	05/01/52	712,625
237,762		Fannie Mae Pool, FN MA4578	2.500	04/01/52	202,142
438,224	(k)	Fannie Mae Pool, FN FS7299	3.000	05/01/52	392,499
1,486,589	(k)	Fannie Mae Pool, FN FS1535	3.000	04/01/52	1,330,704
1,110,836	(k)	Fannie Mae Pool, FN FS1533	3.000	04/01/52	995,111
750,059		Fannie Mae Pool, FN FS0522	2.500	02/01/52	642,842
1,192,842	(k)	Fannie Mae Pool, FN CB3905	3.500	06/01/52	1,105,811
165,197		Fannie Mae Pool, FN CB2795	3.000	02/01/52	146,430
1,305,503	(k)	Fannie Mae Pool, FN CB1301	2.500	08/01/51	1,124,991
427,802	(k)	Fannie Mae Pool, FN BW3383	4.500	07/01/52	419,204
4,291,819	(k)	Fannie Mae Pool, FN BW3382	4.500	07/01/52	4,209,116
1,236,635	(k)	Fannie Mae Pool, FN MA4626	4.000	06/01/52	1,180,189
91,368	(a),(i)	Flagstar Mortgage Trust 2021-10INV, Series 2021 10IN	3.498	10/25/51	76,338
28,524		Freddie Mac Gold Pool, FG U99084	4.500	02/01/44	28,523
50,778		Freddie Mac Pool, FR SD4999	5.000	08/01/53	50,841
177,822		Freddie Mac Pool, FR SD8329	5.000	06/01/53	177,995
719,516	(k)	Freddie Mac Pool, FR SD8288	5.000	01/01/53	720,512
1,276,618	(k)	Freddie Mac Pool, FR RA6766	2.500	02/01/52	1,097,300
1,478,730	(k)	Freddie Mac Pool, FR RA9629	5.500	08/01/53	1,504,218
818,658	(k)	Freddie Mac Pool, FR QE5382	4.500	07/01/52	802,798
1,258,446		Freddie Mac REMICS, Series 2021 5160	3.000	09/25/50	932,423
500,000	(a),(i)	Freddie Mac STACR REMIC Trust, Series 2022 DNA6, (SOFR30A + 5.750%)	9.624	09/25/42	539,065
285,000	(a),(i)	Freddie Mac STACR REMIC Trust, Series 2023 DNA1, (SOFR30A + 3.100%)	8.444	03/25/43	295,621
80,000	(a),(i)	Freddie Mac STACR REMIC Trust, Series 2022 DNA4, (SOFR30A + 3.350%)	7.224	05/25/42	82,593
1,056,349		Ginnie Mae II Pool, G2 MA8149	3.500	07/20/52	971,343
270,113	(k)	Ginnie Mae II Pool, G2 MA7419, Series 2021 MTGE	3.000	06/20/51	243,021
344,224	(k)	Ginnie Mae II Pool, G2 MA7768, Series 2021 1	3.000	12/20/51	309,698
427,601	(k)	Ginnie Mae II Pool, G2 MA7871, Series 2022 1	2.500	02/20/52	360,571
616,220		Ginnie Mae II Pool, G2 MA8200	4.000	08/20/52	586,189
587,117	(k)	Ginnie Mae II Pool, G2 MA8428	5.000	11/20/52	588,074
260,558		Ginnie Mae II Pool, G2 MA8724	4.500	03/20/53	255,424
249,815		Government National Mortgage Association, Series 2021 209	3.000	11/20/51	184,595
269,354		Government National Mortgage Association, Series 2022 124	4.000	07/20/52	230,300
428,966		Government National Mortgage Association, Series 2023 111	3.000	02/20/52	301,477
484,195		Government National Mortgage Association, Series 2022 174	4.500	09/20/52	453,489
710,914		Government National Mortgage Association, Series 2013 188	2.500	12/20/43	642,129
250,000		GS Mortgage Securities Trust, Series 2019 GC42	3.001	09/10/52	236,025
751,590	(a),(i)	GS Mortgage-Backed Securities Corp Trust, Series 2022 PJ2	3.000	06/25/52	652,066
445,625	(a),(i)	GS Mortgage-Backed Securities Trust, Series 2022 INV1	3.000	07/25/52	387,612
230,221	(a),(i)	GS Mortgage-Backed Securities Trust, Series 2023 PJ1	3.500	02/25/53	207,812

44	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MORTGAGE-BACKED SECURITIES (continued)
$392,506	(a),(i)	GS Mortgage-Backed Securities Trust, Series 2022 GR2	3.000%	08/26/52	$340,796
278,541	(a),(i)	GS Mortgage-Backed Securities Trust, Series 2022 HP1	3.000	09/25/52	241,845
266,488	(a),(i)	GS Mortgage-Backed Securities Trust, Series 2021 PJ10	2.500	03/25/52	220,977
230,202	(a),(i)	GS Mortgage-Backed Securities Trust, Series 2022 PJ5	3.000	10/25/52	199,719
250,000	(a),(i)	Houston Galleria Mall Trust, Series 2025 HGLR	5.462	02/05/45	259,496
250,000	(a)	ICNQ 2024-MF Mortgage Trust, Series 2024 MF	5.778	12/10/34	258,257
250,000	(a),(i)	IP 2025-IP Mortgage Trust, Series 2025 IP	5.425	06/10/42	254,688
535,934	(a),(i)	J.P. Morgan Mortgage Trust, Series 2024 3	3.000	05/25/54	464,967
115,070	(a),(i)	J.P. Morgan Mortgage Trust, Series 2022 LTV2	3.500	09/25/52	103,724
628,290	(a),(i)	J.P. Morgan Mortgage Trust, Series 2022 6	3.000	11/25/52	545,516
1,068,748	(a),(i)	J.P. Morgan Mortgage Trust, Series 2022 2	3.000	08/25/52	927,948
306,873	(a),(i)	J.P. Morgan Mortgage Trust, Series 2022 4	3.000	10/25/52	266,238
373,400	(a),(i)	J.P. Morgan Mortgage Trust, Series 2021 15	2.500	06/25/52	309,515
1,384,343	(a),(i)	J.P. Morgan Mortgage Trust, Series 2022 LTV1	3.250	07/25/52	1,243,085
476,790	(a),(i)	J.P. Morgan Mortgage Trust, Series 2022 INV3	3.000	09/25/52	414,125
673,634	(a),(i)	J.P. Morgan Mortgage Trust, Series 2022 3	3.000	08/25/52	584,433
250,000	(a)	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2025 NSLB	6.234	06/05/42	261,637
80,707		JPMDB Commercial Mortgage Securities Trust, Series 2018 C8	3.944	06/15/51	80,179
267,884	(a),(i)	OBX 2022-INV5 Trust, Series 2022 INV5	4.000	10/25/52	247,760
605,785	(a),(i)	RCKT Mortgage Trust 2022-2, Series 2022 2	2.500	02/25/52	502,329
78,624	(a),(i)	RCKT Mortgage Trust 2022-3, Series 2022 3	3.000	05/25/52	68,265
162,645	(a),(i)	RCKT Mortgage Trust 2022-4, Series 2022 4	3.500	06/25/52	146,812
109,438	(a),(i)	Sequoia Mortgage Trust 2025-S2, Series 2025 S2	4.000	11/25/55	102,586
150,000	(a),(i)	Verus Securitization Trust 2025-12, Series 2025 12	5.760	12/25/70	151,036
104,437	(a),(i)	Wells Fargo Mortgage Backed Securities 2021-2 Trust, Series 2021 2	2.500	06/25/51	86,732
161,932	(a),(i)	Wells Fargo Mortgage Backed Securities 2022-2 Trust, Series 2022 2	2.500	12/25/51	134,075
190,093	(a),(i)	Wells Fargo Mortgage Backed Securities 2022-INV1 Trust, Series 2022 INV1	3.500	03/25/52	171,692
114,056	(a),(i)	Wells Fargo Mortgage Backed Securities 2022-INV1 Trust, Series 2022 INV1	3.000	03/25/52	99,100

		TOTAL MORTGAGE-BACKED SECURITIES (Cost $59,554,277)			58,937,504

SHARES		DESCRIPTION	RATE		VALUE

		PREFERRED STOCK - 1.1% (0.7% of Total Investments)
		BANKS - 0.1%
6,772		Fifth Third Bancorp	7.973		173,295
8,825		KeyCorp	6.125		218,684
18,675		KeyCorp	6.200		473,971
2,425		KeyCorp	5.625		51,556
2,238		KeyCorp	5.650		47,490
350		Synovus Financial Corp	8.397		9,048

		TOTAL BANKS			974,044

		FINANCIAL SERVICES - 0.5%
12,675		Bank of New York Mellon Corp/The	6.150		325,113
7,550		Equitable Holdings Inc	5.250		152,510
4,206		Morgan Stanley	7.125		106,202
11,750		Morgan Stanley	6.625		307,028
11,775		Morgan Stanley	6.500		299,909
16,725		Morgan Stanley	6.875		419,964
4,923		Synchrony Financial	5.625		96,442
10,218		Voya Financial Inc	5.350		252,691

		TOTAL FINANCIAL SERVICES			1,959,859

		FOOD, BEVERAGE & TOBACCO - 0.2%
10,571		CHS Inc	7.100		263,324
12,518		CHS Inc	6.750		309,320

		TOTAL FOOD, BEVERAGE & TOBACCO			572,644

See Notes to Financial Statements	45

Portfolio of Investments December 31, 2025 (continued)

NMAI

SHARES		DESCRIPTION	RATE		VALUE

		INSURANCE - 0.3%
6,075		American National Group Inc	7.375%		$151,936
8,200		Aspen Insurance Holdings Ltd	5.625		160,720
4,550		Aspen Insurance Holdings Ltd	7.125		112,704
2,875		Assurant Inc	5.250		55,919
19,836		Athene Holding Ltd	6.350		487,965
10,532		Enstar Group Ltd	7.000		248,555
9,837		Reinsurance Group of America Inc	5.750		244,154
5,959		Reinsurance Group of America Inc	7.125		151,597

		TOTAL INSURANCE			1,613,550

		TOTAL PREFERRED STOCK (Cost $5,261,823)			5,120,097

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 5.8% (4.0% of Total Investments)
$325,000	(g)	CoBank ACB	6.250	N/A	326,170
445,000	(g)	CoBank ACB	6.450	N/A	446,265
93,000	(g)	CoBank ACB	7.250	N/A	95,550
152,000	(a),(g)	Farm Credit Bank of Texas	6.200	N/A	150,535
136,000	(g)	Farm Credit Bank of Texas	7.000	N/A	140,193
407,040	(l)	United States Treasury Inflation Indexed Bonds	1.250	04/15/28	405,376
407,364	(l)	United States Treasury Inflation Indexed Bonds	1.375	07/15/33	397,042
286,385	(k),(l)	United States Treasury Inflation Indexed Bonds	0.250	07/15/29	275,899
270,088	(l)	United States Treasury Inflation Indexed Bonds	1.750	01/15/34	268,540
394,725	(l)	United States Treasury Inflation Indexed Bonds	2.125	04/15/29	403,043
606,990	(l)	United States Treasury Inflation Indexed Bonds	1.875	07/15/34	609,377
398,363	(l)	United States Treasury Inflation Indexed Bonds	1.625	10/15/29	402,270
928,494	(k),(l)	United States Treasury Inflation Indexed Bonds	2.125	01/15/35	944,885
946,062	(k),(l)	United States Treasury Inflation Indexed Bonds	1.625	04/15/30	950,700
80,522	(l)	United States Treasury Inflation Indexed Bonds	1.125	10/15/30	79,289
874,400	(k),(l)	United States Treasury Inflation Indexed Bonds	1.125	01/15/33	838,952
404,346	(l)	United States Treasury Inflation Indexed Bonds	0.375	01/15/27	399,346
408,568	(l)	United States Treasury Inflation Indexed Bonds	0.750	07/15/28	403,672
838,101	(l)	United States Treasury Inflation Indexed Bonds	0.125	07/15/30	790,901
316,360	(l)	United States Treasury Inflation Indexed Bonds	0.125	01/15/30	300,034
399,288	(l)	United States Treasury Inflation Indexed Bonds	0.375	07/15/27	394,625
428,974	(l)	United States Treasury Inflation Indexed Bonds	0.500	01/15/28	421,395
709,176	(l)	United States Treasury Inflation Indexed Bonds	0.875	01/15/29	698,141
735,114	(k),(l)	United States Treasury Inflation Indexed Bonds	1.875	07/15/35	733,146
714,402	(k),(l)	United States Treasury Inflation Indexed Bonds	1.625	10/15/27	719,747
770,646	(k),(l)	United States Treasury Inflation Indexed Bonds	2.375	10/15/28	793,576
172,968	(l)	United States Treasury Inflation Indexed Bonds	0.125	04/15/27	169,825
763,432	(k),(l)	United States Treasury Inflation Indexed Bonds	0.125	01/15/32	697,535
503,243	(l)	United States Treasury Inflation Indexed Bonds	3.625	04/15/28	527,924
119,147	(l)	United States Treasury Inflation Indexed Bonds	0.125	10/15/26	118,039
297,072	(k),(l)	United States Treasury Inflation Indexed Bonds	3.875	04/15/29	319,963
366,848	(l)	United States Treasury Inflation Indexed Bonds	3.375	04/15/32	404,889
194,263	(l)	United States Treasury Inflation Indexed Bonds	1.750	01/15/28	195,671
971,800	(k),(l)	United States Treasury Inflation Indexed Bonds	0.125	07/15/31	900,364
1,000,559	(k),(l)	United States Treasury Inflation Indexed Bonds	0.125	01/15/31	932,615
454,929	(l)	United States Treasury Inflation Indexed Bonds	2.500	01/15/29	469,518
560,280	(l)	United States Treasury Inflation Indexed Bonds	0.625	07/15/32	525,596
280,000		United States Treasury Note/Bond	4.125	06/30/32	281,608
1,324,999		United States Treasury Note/Bond	3.750	06/30/27	1,330,125
370,000		United States Treasury Note/Bond	3.875	07/31/30	372,732
449,400		United States Treasury Note/Bond	3.875	05/15/43	403,143
445,700		United States Treasury Note/Bond	2.875	05/15/49	319,738
385,000		United States Treasury Note/Bond	3.750	10/31/32	380,729
210,100		United States Treasury Note/Bond	3.625	05/15/53	169,959
130,000		United States Treasury Note/Bond	4.000	11/15/35	128,131
490,000		United States Treasury Note/Bond	3.875	06/15/28	494,211
200,000		United States Treasury Note/Bond	4.375	11/15/39	197,305
280,000		United States Treasury Note/Bond	4.250	08/15/35	282,013

46	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

$785,000		United States Treasury Note/Bond	4.000%	05/31/30	$794,996
60,000		United States Treasury Note/Bond	4.625	05/15/54	57,785
285,000		United States Treasury Note/Bond	4.250	05/15/35	287,360
105,000		United States Treasury Note/Bond	3.750	06/30/30	105,250
313,500		United States Treasury Note/Bond	4.125	07/31/28	318,178
212,700		United States Treasury Note/Bond	3.875	08/15/33	210,930
235,000		United States Treasury Note/Bond	4.875	10/31/30	246,860
106,200		United States Treasury Note/Bond	4.000	02/15/34	105,868
190,000		United States Treasury Note/Bond	4.625	11/15/55	183,053
50,000		United States Treasury Note/Bond	4.625	05/31/31	52,043
555,000		United States Treasury Note/Bond	4.750	08/15/45	560,377
215,000		United States Treasury Note/Bond	3.875	08/15/34	211,691
80,000		United States Treasury Note/Bond	3.750	08/31/31	79,734
545,000		United States Treasury Note/Bond	5.000	05/15/45	559,477
55,000		United States Treasury Note/Bond	4.000	12/15/27	55,533
465,000		United States Treasury Note/Bond	4.750	05/15/55	456,935
105,000		United States Treasury Note/Bond	4.000	03/31/30	106,337
160,000		United States Treasury Note/Bond	3.875	04/30/30	161,250
925,000		United States Treasury Note/Bond	4.125	05/31/32	937,141
175,000		United States Treasury Note/Bond	3.750	11/30/32	173,763

		TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $27,463,182)			27,674,863

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		VARIABLE RATE SENIOR LOAN INTERESTS - 10.5% (7.3% of Total Investments)
		AUTOMOBILES & COMPONENTS - 0.1%
34,492	(i)	Adient US LLC, Term Loan B2, (TSFR1M + 2.250%)	5.966	01/29/31	34,671
335,261	(i)	Clarios Global LP, Term Loan B, (TSFR1M + 2.500%)	6.216	05/06/30	336,134
221,445	(i)	Clarios Global LP, Term Loan B, (TSFR1M + 2.750%)	6.466	01/28/32	222,863
68,466	(i)	DexKo Global Inc., Term Loan B, (TSFR1M + 3.750%)	7.581	10/04/28	68,103

		TOTAL AUTOMOBILES & COMPONENTS			661,771

		CAPITAL GOODS - 0.9%
209,541	(i)	ACProducts, Inc., Term Loan B, (TSFR3M + 4.250%)	8.184	05/17/28	171,841
2,885	(i),(m)	Air Comm Corporation, LLC, Delayed Draw Term Loan	1.000	12/11/31	2,899
59,174	(i)	Air Comm Corporation, LLC, Term Loan, (TSFR3M + 2.750%)	6.506	12/11/31	59,466
117,000	(i),(n)	Allison Transmission Inc, Term Loan, (TBD)	TBD	TBD	117,756
26,931	(i),(n)	Artera Services LLC, Term Loan, (TBD)	TBD	TBD	21,927
211,404	(i)	Barnes Group Inc, Term Loan B, (TSFR1M + 2.750%)	6.466	01/27/32	212,178
43,450	(i)	Bleriot US Bidco Inc., Term Loan B, (TSFR3M + 2.500%)	6.172	10/17/30	43,712
86,628	(i)	Brand Industrial Services Inc, Term Loan B, (TSFR3M + 4.500%)	8.354	08/01/30	79,176
53,900	(i)	Centuri Group, Inc, Term Loan B, (TSFR1M + 2.250%)	6.123	07/09/32	54,170
284,963	(i)	Chamberlain Group Inc, Term Loan B, (TSFR1M + 2.750%)	6.466	09/08/32	285,884
81,578	(i)	Chart Industries, Inc., Term Loan B, (TSFR3M + 2.500%)	6.476	03/18/30	82,068
65,434	(i),(o)	Conair Holdings, LLC, Term Loan B, (TSFR1M + 3.750%)	7.581	05/17/28	34,435
22,246	(i)	Core & Main LP, Term Loan B, (TSFR3M + 2.000%)	5.690	07/27/28	22,343
25,867	(i)	Cornerstone Building Brands, Inc., Term Loan, (TSFR1M + 5.625%)	9.375	08/01/28	20,564
169,163	(i)	Cornerstone Building Brands, Inc., Term Loan B, (TSFR1M + 3.250%)	7.100	04/12/28	133,385
140,648	(i)	CP Atlas Buyer, Inc., Term Loan, (TSFR1M + 5.250%)	8.966	07/08/30	136,428
109,880	(i)	Filtration Group Corporation, Term Loan, (TSFR1M + 2.750%)	6.466	10/23/28	110,601
96,933	(i)	Gates Global LLC, Term Loan B5, (TSFR1M + 1.750%)	5.466	06/04/31	97,286
38,000	(i)	Green Infrastructure Partners Inc, Term Loan B, (TSFR3M + 2.750%)	6.422	09/24/32	38,143
49,535	(i),(m)	Kaman Corporation, Delayed Draw Term Loan, (N/A + TSFR3M + 1.750%)	3.930	02/26/32	49,796
523,683	(i)	Kaman Corporation, Term Loan B, (TSFR3M + TSFR6M + 2.500%)	6.433	02/26/32	526,435
124,029	(i)	Madison IAQ LLC, Term Loan, (TSFR6M + 2.500%)	6.702	06/21/28	124,768
57,866	(i)	Madison Safety & Flow LLC, First Lien Term Loan B, (TSFR1M + 2.500%)	6.227	09/26/31	58,348
71,924	(i)	MI Windows and Doors, LLC, Term Loan B2, (TSFR1M + 2.750%)	6.466	03/28/31	72,082

See Notes to Financial Statements	47

Portfolio of Investments December 31, 2025 (continued)

NMAI

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CAPITAL GOODS (continued)
$93,341	(i)	Oregon Tool, Inc., 2nd Lien Term Loan, (TSFR3M + 4.000%)	8.140%	10/15/29	$67,392
48,000	(i)	Oregon Tool, Inc., First Lien Term Loan, (TSFR3M + 5.350%)	9.228	10/15/29	49,005
10,484	(i),(m)	Pinnacle Buyer LLC, Delayed Draw Term Loan	1.250	10/01/32	10,536
54,380	(i)	Pinnacle Buyer LLC, Term Loan, (CME Term SOFR 1 Month + 2.500%)	6.485	10/01/32	54,652
160,785	(i)	Quikrete Holdings, Inc., Term Loan B, (TSFR1M + 2.250%)	5.966	01/31/32	161,463
37,490	(i)	Quikrete Holdings, Inc., Term Loan B1, (TSFR1M + 2.250%)	5.966	04/14/31	37,641
68,000	(i)	QXO Inc, Term Loan B, (TSFR1M + 2.000%)	5.716	04/30/32	68,321
104,738	(i)	Resideo Funding Inc., Incremental Term Loan, (TSFR3M + 2.000%)	5.723	08/13/32	105,130
514,270	(i)	TK Elevator Midco GmbH, Term Loan B, (TSFR6M + 2.750%)	6.947	04/30/30	518,053
154,050	(i)	TransDigm, Inc., Term Loan, (TSFR1M + 2.500%)	6.216	01/20/32	154,841
284,961	(i)	TransDigm, Inc., Term Loan J, (TSFR1M + 2.500%)	6.216	02/28/31	286,353
174,563	(i)	TransDigm, Inc., Term Loan M, (TSFR1M + 2.500%)	6.216	08/19/32	175,487
263,877	(i)	Victory Buyer LLC, Term Loan, (TSFR1M + 3.750%)	7.581	11/20/28	265,608

		TOTAL CAPITAL GOODS			4,510,173

		COMMERCIAL & PROFESSIONAL SERVICES - 0.8%
279,300	(i)	Allied Universal Holdco LLC, Term Loan B, (TSFR1M + 3.250%)	6.966	08/20/32	281,089
68,335	(i)	Amentum Government Services Holdings LLC, Term Loan B, (TSFR1M + 2.000%)	5.716	09/29/31	68,613
275,923	(i)	Anticimex International AB, Term Loan, (TSFR3M + 2.900%)	7.310	11/21/31	277,647
10,345	(i),(m)	Archkey Solutions LLC, Delayed Draw Term Loan B	4.250	11/03/31	10,474
88,984	(i)	Archkey Solutions LLC, Term Loan B, (TSFR3M + 4.250%)	7.922	11/03/31	90,097
196,505	(i)	CoreLogic, Inc., Term Loan, (TSFR1M + 3.500%)	7.331	06/02/28	196,951
122,235	(i)	Creative Artists Agency, LLC , Repriced Term Loan B, (TSFR1M + 2.500%)	6.216	10/01/31	122,846
155,930	(i)	Ensemble RCM, LLC, Term Loan B, (TSFR3M + 3.000%)	6.840	08/01/29	156,877
291,963	(i)	Garda World Security Corporation, Term Loan B, (TSFR1M + 3.000%)	6.750	02/01/29	293,569
94,763	(i)	GFL Environmental Inc., Term Loan B, (TSFR3M + 2.500%)	6.273	03/03/32	95,284
133,656	(i)	Medical Solutions Holdings Inc, Term Loan, (CME Term SOFR 3 Month + 3.500%)	7.440	11/01/28	96,232
67,824	(i)	OMNIA Partners LLC, Term Loan B, (TSFR3M + 2.750%)	6.455	07/25/30	68,175
61,000	(i)	Openlane Inc, Term Loan B, (TSFR3M + 2.500%)	6.365	10/08/32	61,153
44,505	(i)	PG Investment Company 59 S.a r.l., Repriced Term Loan B, (TSFR3M + 2.250%)	5.922	03/26/31	44,710
48,784	(i)	Prime Security Services Borrower, LLC, First Lien Term Loan B, (TSFR6M + 2.000%)	6.129	10/15/30	48,916
324,183	(i)	Prime Security Services Borrower, LLC, Incremental Term Loan B, (TSFR1M + 1.750%)	5.585	03/08/32	323,757
17,160	(i),(m)	Pye-Barker Fire & Safety, LLC, Delayed Draw Term Loan	1.250	12/16/32	17,287
114,840	(i)	Pye-Barker Fire & Safety, LLC, Term Loan, (TSFR3M + 2.500%)	6.205	12/16/32	115,689
19,570	(i)	Reworld Holding Corp, First Lien Term Loan C, (TSFR1M + 2.250%)	5.984	01/15/31	19,611
81,047	(i)	Reworld Holding Corp, Term Loan B, (TSFR1M + 2.250%)	5.984	11/30/28	81,279
120,430	(i)	Reworld Holding Corp, Term Loan B1, (TSFR1M + 2.250%)	5.984	01/15/31	120,681
30,035	(i)	Signal Parent, Inc, Term Loan B, (TSFR3M + 3.500%)	7.440	04/03/28	21,675
353,000	(i),(n)	United States, Term Loan, (TBD)	TBD	TBD	352,371
140,474	(i)	West Corporation, Term Loan B3, (TSFR3M + 4.000%)	8.090	04/12/27	45,391
570,693	(i)	WIN Waste Innovations Holdings, Inc., Term Loan B, (TSFR1M + 2.750%)	6.581	03/27/28	572,953
118,503	(i)	XPLOR T1 LLC, Term Loan, (TSFR3M + 3.500%)	7.292	12/01/32	118,799

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES			3,702,126

		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 0.4%
118,505	(i)	Belron Finance LLC, Repriced Term Loan B, (TSFR3M + 2.250%)	6.120	10/16/31	119,319
249,237	(i)	CNT Holdings I Corp, Term Loan, (TSFR3M + 2.250%)	6.090	11/08/32	250,107
44,444	(i)	Gulfside Supply Inc, Term Loan B, (TSFR3M + 3.000%)	6.672	06/17/31	43,917
241,936	(i)	Johnstone Supply LLC, Term Loan B, (TSFR1M + 2.500%)	6.230	06/09/31	243,582
65,694	(i),(o)	LBM Acquisition LLC, Incremental Term Loan B, (TSFR1M + 3.750%)	7.584	06/06/31	61,800
151,118	(i)	Les Schwab Tire Centers, Term Loan B, (TSFR1M + TSFR3M + 2.500%)	6.269	04/23/31	151,508

48	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL (continued)
$174,784	(i)	Michaels Companies, Inc., Term Loan B, (TSFR3M + 4.250%)	8.184%	04/17/28	$169,425
56,221	(i)	Mister Car Wash Holdings, Inc., Term Loan B, (TSFR1M + 2.500%)	6.216	03/27/31	56,508
32,000	(i),(o)	Park River Holdings Inc, Term Loan, (TSFR3M + 4.500%)	8.485	03/17/31	32,228
80,000	(i)	PetSmart, Inc., Term Loan B, (TSFR1M + 4.000%)	7.734	08/18/32	79,775
135,517	(i)	Restoration Hardware, Inc., Term Loan B, (TSFR1M + 2.500%)	6.331	10/20/28	133,944
351,203	(i)	Wand NewCo 3, Inc., Repriced Term Loan B, (TSFR1M + 2.500%)	6.216	01/30/31	351,972
125,465	(i)	White Cap Buyer LLC, Term Loan B, (TSFR1M + 3.250%)	6.966	10/29/29	126,118

		TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL			1,820,203

		CONSUMER DURABLES & APPAREL - 0.3%
133,250	(i)	ABG Intermediate Holdings 2 LLC, First Lien Term Loan B, (TSFR1M + 2.250%)	5.966	12/21/28	133,617
292,048	(i)	AI Aqua Merger Sub, Inc., First Lien Term Loan B, (TSFR1M + TSFR3M + 3.000%)	6.863	07/31/28	293,020
121,475	(i)	Hayward Industries, Inc., Term Loan, (TSFR1M + 2.500%)	6.331	05/30/28	122,310
15,958	(i),(n)	MajorDrive Holdings IV LLC, Term Loan, (TBD)	TBD	TBD	14,531
2,911	(i)	Serta Simmons Bedding, LLC, New Term Loan, (TSFR3M + 7.500%)	11.286	06/29/28	2,753
96,467	(i)	Somnigroup International Inc, Term Loan B, (SOFR30A + 2.250%)	5.910	10/24/31	97,231
60,613	(i)	Topgolf Callaway Brands Corp., Term Loan B, (TSFR1M + 3.000%)	6.716	03/18/30	60,861
248,750	(i)	Varsity Brands, Inc., First Lien Term Loan, (TSFR3M + 3.000%)	6.672	08/26/31	249,955
215,000	(i)	Weber-Stephen Products LLC, Term Loan B, (TSFR3M + 3.750%)	7.735	10/01/32	215,591
104,475	(i)	WH Borrower, LLC, Term Loan B, (TSFR3M + 4.500%)	8.389	02/20/32	105,103

		TOTAL CONSUMER DURABLES & APPAREL			1,294,972

		CONSUMER SERVICES - 0.7%
51,859	(i)	101B.C. Unlimited Liability Company, Term Loan B6, (TSFR1M + 1.750%)	5.466	09/23/30	51,989
44,267	(i)	Allwyn Entertainment Financing US LLC, Term Loan B, (TSFR3M + 2.000%)	5.912	06/11/31	42,773
357,232	(i)	Alterra Mountain Company, Term Loan B8, (TSFR1M + 2.500%)	6.216	05/31/30	359,467
191,238	(i)	Alterra Mountain Company, Term Loan B9, (TSFR1M + 2.500%)	6.216	08/17/28	192,194
46,768	(i)	Caesars Entertainment Inc., Term Loan B, (TSFR1M + 2.250%)	5.966	02/06/30	46,523
243,144	(i)	Caesars Entertainment Inc., Term Loan B1, (TSFR1M + 2.250%)	5.966	02/06/31	241,321
140,125	(i)	Camelot U.S. Acquisition LLC, Term Loan B, (TSFR1M + 2.750%)	6.466	01/31/31	138,528
70,000	(i)	Catawba Nation Gaming Authority, Term Loan B, (TSFR1M + 4.750%)	8.466	03/29/32	71,808
89,608	(i)	Churchill Downs Incorporated, Incremental Term Loan B1, (TSFR1M + 1.750%)	5.466	03/17/28	89,804
184,250	(i)	Delta 2 (LUX) S.a.r.l., Term Loan B1, (TSFR3M + 1.750%)	5.422	09/19/31	185,125
55,897	(i)	Element Materials Technology Group US Holdings Inc., Term Loan, (TSFR3M + 3.675%)	7.347	06/25/29	56,455
173,420	(i)	Fertitta Entertainment, LLC, Term Loan B, (TSFR1M + 3.250%)	6.966	01/29/29	173,578
64,675	(i)	Flutter Financing B.V., Term Loan B, (TSFR3M + 2.000%)	5.672	06/04/32	64,776
242,874	(i)	Flutter Financing B.V., Term Loan B, (TSFR3M + 1.750%)	5.422	11/29/30	242,976
93,943	(i)	GBT US III LLC, Term Loan B, (TSFR3M + 2.500%)	6.358	07/28/31	94,381
131,651	(i)	GVC Holdings (Gibraltar) Limited, Term Loan B6 (2029), (TSFR3M + 2.250%)	5.922	10/31/29	131,044
64,675	(i)	Herschend Entertainment Company, LLC, Term Loan B, (TSFR1M + 3.250%)	6.966	05/27/32	65,207
91,467	(i)	Hilton Grand Vacations Borrower LLC, Term Loan B, (TSFR1M + 2.000%)	5.716	08/02/28	91,833
118,324	(i)	IRB Holding Corp, Term Loan B, (TSFR1M + 2.500%)	6.216	12/16/30	118,733
236,049	(i)	Light and Wonder International, Inc., Term Loan B2, (TSFR1M + 2.250%)	5.986	04/16/29	237,303
137,888	(i)	Scientific Games Holdings LP, Term Loan B, (TSFR3M + 3.000%)	6.934	04/04/29	135,648
79,025	(i)	SeaWorld Parks & Entertainment, Inc., Term Loan B3, (TSFR1M + 2.000%)	5.716	12/04/31	78,695
291,654	(i)	Spin Holdco Inc., Term Loan, (TSFR3M + 4.000%)	8.022	03/06/28	226,396

See Notes to Financial Statements	49

Portfolio of Investments December 31, 2025 (continued)

NMAI

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CONSUMER SERVICES (continued)
$158,553	(i)	TKO Worldwide Holdings, LLC, Term Loan, (TSFR3M + 2.000%)	5.868%	11/21/31	$159,456

		TOTAL CONSUMER SERVICES			3,296,013

		ENERGY - 0.2%
150,638	(i)	EG America LLC, Repriced Term Loan, (TSFR3M + 3.500%)	7.322	02/07/28	151,407
511,196	(i)	Freeport LNG Investments, LLLP, Term Loan A, (TSFR3M + 3.000%)	7.146	11/16/26	513,220
161,000	(i),(o)	New Fortress Energy Inc, Incremental Term Loan B, (TSFR3M + 5.500%)	9.238	10/30/28	68,667
86,046	(i)	TransMontaigne Operating Company L.P., Term Loan B, (TSFR1M + 2.500%)	6.216	11/17/28	86,763

		TOTAL ENERGY			820,057

		FINANCIAL SERVICES - 0.1%
29,849	(i)	AAL Delaware Holdco, Inc., Term Loan, (TSFR1M + 2.750%)	6.466	07/30/31	30,041
68,963	(i)	Aragorn Parent Corporation, Repriced Term Loan B, (TSFR1M + 3.500%)	7.216	12/15/28	69,531
105,000	(i)	Beach Acquisition Bidco LLC, Term Loan B, (TSFR3M + 3.250%)	6.922	09/13/32	105,985
39,900	(i)	Colossus Acquireco LLC, Term Loan B, (SOFR90A + 1.750%)	5.410	07/30/32	39,918
61,535	(i)	Dechra Pharmaceuticals Holdings Ltd, Term Loan B, (TSFR6M + 3.250%)	7.447	01/27/32	62,064
167,887	(b),(i),(p)	Ditech Holding Corporation, Term Loan	0.000	06/30/27	17
121,466	(i)	Kestra Advisor Services Holdings A, Inc., Repriced Term Loan, (TSFR1M + 3.000%)	6.716	03/24/31	121,845
32,000	(i)	NCR Atleos LLC, Term Loan B, (TSFR3M + 3.000%)	6.701	04/16/29	32,180
56,000	(i)	Orion US Finco Inc., First Lien Term Loan, (TSFR3M + 3.500%)	7.427	10/12/32	56,328
71,190	(i)	Trans Union, LLC, Term Loan B8, (TSFR1M + 1.750%)	5.466	06/24/31	71,440
91,309	(i)	WEX Inc., Term Loan B2, (TSFR1M + 1.750%)	5.466	04/03/28	91,638

		TOTAL FINANCIAL SERVICES			680,987

		FOOD, BEVERAGE & TOBACCO - 0.2%
44,550	(i)	Aspire Bakeries Holdings LLC, Term Loan B, (TSFR1M + 3.500%)	7.221	12/23/30	44,862
22,884	(i),(o)	B&G Foods, Inc., Term Loan B, (TSFR1M + 3.500%)	7.216	10/10/29	22,140
121,325	(i)	CHG PPC Parent LLC, Term Loan, (TSFR1M + 3.000%)	6.831	12/08/28	121,932
36,476	(i)	City Brewing Company, LLC, PIK First Out Term Loan, (TSFR3M + 7.000%), (cash 10.822%, PIK 7.000%)	10.822	09/30/30	14,955
8,285	(i)	City Brewing Company, LLC, PIK Super Priority Term Loan, (TSFR3M + 7.000%), (cash 10.822%, PIK 7.000%)	10.822	09/30/30	7,125
89,287	(i)	Fiesta Purchaser, Inc., Repriced Term Loan, (TSFR1M + 2.750%)	6.466	02/12/31	89,364
201,000	(i),(o)	Froneri Lux Finco Sarl, Term Loan, (TSFR6M + 2.250%)	6.122	09/30/32	201,280
99,000	(i)	Naked Juice LLC, FLFO Term Loan, (TSFR3M + 5.500%)	9.172	01/24/29	98,753
203,376	(i)	Pegasus BidCo BV, Repriced Term Loan B, (TSFR3M + 2.750%)	6.602	07/12/29	204,393
8,621	(i),(m)	Sauer Brands Inc, Delayed Draw Term Loan	3.000	02/19/32	8,667
90,922	(i)	Sauer Brands Inc, Term Loan B, (TSFR3M + 3.000%)	6.782	02/19/32	91,415
238,929	(i)	Triton Water Holdings, Inc, Term Loan B, (TSFR3M + 2.250%)	5.922	03/31/28	239,885
42,621	(i)	Wayne Sanderson Farms LLC, Repriced Term Loan B, (TSFR1M + 2.000%)	5.732	05/21/32	42,994

		TOTAL FOOD, BEVERAGE & TOBACCO			1,187,765

		HEALTH CARE EQUIPMENT & SERVICES - 0.8%
72,134	(i)	ADMI Corp., Term Loan B5, (TSFR1M + 5.750%)	9.466	12/23/27	69,357
188,313	(i)	AHP Health Partners, Inc., Term Loan B, (TSFR1M + 2.250%)	5.966	09/20/32	188,637
228,239	(i)	Gainwell Acquisition Corp., Term Loan B, (TSFR3M + 4.000%)	7.772	10/01/27	224,645
305,879	(i)	Global Medical Response, Inc., Term Loan B, (TSFR3M + 3.500%)	7.384	09/20/32	308,150
89,000	(i),(o)	Lumexa Imaging, Inc., Term Loan B, (TSFR3M + 3.000%)	6.705	12/17/32	89,724
87,596	(i)	MedAssets Software Intermediate Holdings, Inc., First Out Term Loan, (TSFR3M + 4.000%)	7.695	12/18/28	79,295
8,977	(i)	Medical Solutions Holdings, Inc., First Lien Term Loan, (TSFR3M + 3.500%)	7.440	11/01/28	2,100
167,856	(i)	Medline Borrower, LP, Term Loan B, (TSFR1M + 1.750%)	5.466	10/23/28	168,543
33,900	(i),(m)	National Mentor Holdings, Inc., Delayed Draw Term Loan	6.000	12/12/30	34,011
79,100	(i)	National Mentor Holdings, Inc., First Lien Term Loan B, (TSFR1M + 6.000%)	9.716	12/12/30	79,360

50	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		HEALTH CARE EQUIPMENT & SERVICES (continued)
$71,000	(i)	Onex TSG Intermediate Corp., Term Loan B, (TSFR3M + 3.750%)	7.590%	08/06/32	$71,566
219,450	(i)	Opal Bidco SAS, First Lien Term Loan B, (TSFR3M + 3.000%)	6.686	04/23/32	221,096
170,966	(i)	Pacific Dental Services, LLC, Term Loan B, (TSFR1M + 2.500%)	6.236	03/17/31	171,826
310,540	(i)	Phoenix Guarantor Inc, Term Loan B, (TSFR1M + 2.500%)	6.216	02/21/31	312,411
109,725	(i)	Radiology Partners Inc, Term Loan, (TSFR3M + 4.500%)	8.172	06/30/32	109,665
69,128	(i)	Resonetics, LLC, Repriced Term Loan B, (TSFR3M + 2.750%)	6.593	06/18/31	69,352
16,002	(i)	Sound Inpatient Physicians, Tranche A Term Loan (First Out), (TSFR3M + 3.250%), (cash 9.433%, PIK 1.000%)	5.217	06/28/28	16,643
176,799	(i)	Sound Inpatient Physicians, Tranche B Term Loan (Second Out), (TSFR3M + 3.500%), (cash 7.433%, PIK 1.500%)	7.433	06/28/28	173,190
115,121	(i)	Star Parent Inc., Term Loan B, (TSFR3M + 4.000%)	7.672	09/30/30	115,387
603,253	(i)	Surgery Center Holdings, Inc., Term Loan B, (TSFR1M + 2.500%)	6.216	12/19/30	606,322
447,625	(i)	Team Health Holdings, Inc., Term Loan B, (TSFR3M + 4.500%)	8.340	06/30/28	449,688
61,000	(i),(n)	Upstream Newco Inc, Term Loan, (TBD)	TBD	TBD	54,642
68,594	(i)	Viant Medical Holdings, Inc., Term Loan B, (TSFR1M + 4.000%)	7.716	10/29/31	68,019

		TOTAL HEALTH CARE EQUIPMENT & SERVICES			3,683,629

		HOUSEHOLD & PERSONAL PRODUCTS - 0.0%
73,426	(i)	VC GB Holdings I Corp., First Lien Term Loan, (TSFR3M + 3.500%)	7.434	05/16/28	73,844

		TOTAL HOUSEHOLD & PERSONAL PRODUCTS			73,844

		INSURANCE - 0.8%
106,552	(i)	Acrisure, LLC, First Lien Term Loan B6, (TSFR1M + 3.000%)	6.716	11/06/30	106,602
209,475	(i)	Alera Group, Inc., Term Loan, (TSFR1M + 3.250%)	6.966	05/28/32	210,720
648,744	(i)	Alliant Holdings Intermediate, LLC, Term Loan B, (TSFR1M + 2.500%)	6.216	09/19/31	650,941
275,029	(i)	AmWINS Group, Inc., Term Loan B, (TSFR1M + 2.250%)	5.966	01/30/32	276,130
327,000	(i),(o)	Asurion LLC, 2nd Lien Term Loan B3, (TSFR1M + 5.250%)	9.081	02/03/28	326,439
117,696	(i)	Asurion LLC, Term Loan B10, (TSFR1M + 4.000%)	7.816	08/21/28	117,976
90,477	(i)	Asurion LLC, Term Loan B11, (TSFR1M + 4.250%)	8.066	08/21/28	90,747
183,920	(i)	Asurion LLC, Term Loan B13, (TSFR1M + 4.250%)	7.966	09/19/30	184,078
618,508	(i)	Broadstreet Partners, Inc., Term Loan B4, (TSFR1M + 2.750%)	6.466	06/16/31	621,263
76,500	(i)	Evertec Group, LLC, Term Loan B, (TSFR1M + 2.250%)	5.966	10/15/30	76,755
90,592	(i)	HUB International Limited, Term Loan B, (TSFR3M + 2.250%)	6.120	06/20/30	91,165
266,206	(i)	Ryan Specialty Group, LLC, Term Loan B, (TSFR1M + 2.000%)	5.716	09/15/31	267,012
308,811	(i)	Sedgwick Claims Management Services, Inc., Term Loan B, (TSFR1M + 2.500%)	6.216	07/31/31	310,131
169,575	(i)	Trucordia Insurance Holdings LLC, Term Loan B, (TSFR1M + 3.250%)	6.966	06/17/32	168,727
274,960	(i)	Truist Insurance Holdings LLC, Term Loan B, (TSFR3M + 2.750%)	6.422	05/06/31	275,763
28,219	(i)	USI, Inc., Term Loan C, (TSFR3M + 2.250%)	5.922	09/27/30	28,303
195,703	(i)	USI, Inc., Term Loan D, (TSFR3M + 2.250%)	5.922	11/23/29	196,366

		TOTAL INSURANCE			3,999,118

		MATERIALS - 0.3%
14,296	(i)	Arsenal AIC Parent LLC, Term Loan B, (TSFR1M + 2.750%)	6.466	08/19/30	14,354
112,000	(i)	BradyPlus Holdings LLC, Term Loan B, (TSFR3M + 3.500%)	7.172	12/29/32	110,996
316,165	(i)	Clydesdale Acquisition Holdings Inc, Term Loan B, (TSFR1M + 3.175%)	6.891	04/13/29	316,785
118,367	(i)	Clydesdale Acquisition Holdings Inc, Term Loan B, (TSFR1M + 3.250%)	6.966	03/29/32	118,409
64,563	(i)	Fortis 333, Inc., Term Loan B, (TSFR3M + 3.500%)	7.172	04/02/32	64,111
142,718	(i)	Klockner-Pentaplast of America, Inc., PIK DIP New Money Term Loan, (TSFR1M + 6.000%)	9.779	08/05/26	128,269
214,295	(i)	Klockner-Pentaplast of America, Inc., PIK DIP Roll-Up Term Loan, (TSFR3M + 3.000%)	6.686	08/05/26	192,598
233,271	(i),(p)	Klockner-Pentaplast of America, Inc., Term Loan B, (CME Term SOFR 6 Month + 4.725%)	0.000	02/09/26	34,991
116,676	(i)	Nouryon Finance B.V., Term Loan B1, (TSFR6M + 3.250%)	7.036	04/03/28	116,919
14,702	(i)	Nouryon Finance B.V., Term Loan B2, (TSFR3M + 3.250%)	7.162	04/03/28	14,734
93,104	(i)	Proampac PG Borrower LLC, Term Loan, (TSFR3M + 4.000%)	7.891	09/15/28	93,414

See Notes to Financial Statements	51

Portfolio of Investments December 31, 2025 (continued)

NMAI

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MATERIALS (continued)
$163,000	(i)	Qnity Electronics Inc, Term Loan B, (TSFR6M + 2.000%)	5.804%	11/01/32	$163,942
54,042	(i)	SupplyOne, Inc, Term Loan B, (TSFR1M + 3.500%)	7.216	04/21/31	54,220
139,628	(i)	TricorBraun Holdings, Inc., Term Loan, (TSFR1M + 3.250%)	6.966	03/03/31	135,562
7,600	(i),(m)	USALCO, LLC, Delayed Draw Term Loan	1.000	09/30/31	7,640
73,029	(i)	USALCO, LLC, Term Loan, (TSFR1M + 3.500%)	7.216	09/30/31	73,417

		TOTAL MATERIALS			1,640,361

		MEDIA & ENTERTAINMENT - 0.8%
110,615	(i),(o)	Advantage Sales & Marketing, Inc., Term Loan, (TSFR3M + 4.250%)	8.446	10/28/27	92,529
84,302	(i)	Altice France S.A., Term Loan B11, (TSFR3M + 4.125%)	8.110	04/28/28	83,501
98,753	(i)	Altice France S.A., Term Loan B12, (TSFR3M + 5.063%)	9.048	10/31/28	97,797
142,306	(i)	Altice France S.A., Term Loan B13, (TSFR3M + 5.375%)	9.360	05/14/29	141,417
280,851	(i),(o)	Altice France S.A., Term Loan B14, (TSFR3M + 6.875%)	10.860	05/15/31	281,143
692,863	(i),(o)	AMC Entertainment Holdings, Inc. , Term Loan, (TSFR1M + 7.000%)	10.731	01/04/29	695,295
286,337	(i)	Cengage Learning, Inc., First Lien Term Loan B, (TSFR1M + TSFR3M + 3.500%)	7.275	03/24/31	287,851
123,444	(i)	Century De Buyer LLC, Term Loan B, (TSFR3M + 3.000%)	6.840	10/30/30	123,386
121,587	(i)	Cinemark USA, Inc., Term Loan B, (TSFR1M + TSFR3M + 2.250%)	5.944	05/24/30	121,849
287,605	(i)	Clear Channel Outdoor Holdings, Inc., Term Loan, (TSFR1M + 4.000%)	7.831	08/23/28	288,736
84,967	(i)	CMG Media Corporation, Term Loan, (TSFR3M + 3.500%)	7.272	06/18/29	79,546
611,835	(i)	Crown Finance US, Inc., Term Loan B, (TSFR1M + 4.500%)	8.343	12/02/31	604,570
27,753	(i)	CSC Holdings, LLC, Term Loan B5, (Prime + 1.500%)	8.250	04/15/27	24,324
12,406	(i)	E.W. Scripps Company (The), Term Loan B2, (TSFR1M + 5.750%)	9.600	06/30/28	12,579
25,870	(i)	E.W. Scripps Company (The), Term Loan B3, (TSFR1M + 3.350%)	7.200	11/30/29	25,029
103,738	(i),(n)	iHeartCommunications Inc, Term Loan, (TBD)	TBD	TBD	95,254
67,865	(i)	McGraw-Hill Global Education Holdings, LLC, First Lien Term Loan B, (TSFR1M + 2.750%)	6.466	08/06/31	68,526
32,000	(i),(n)	NEP Group Inc, Term Loan, (TBD)	TBD	TBD	29,480
136,892	(i)	Planet US Buyer LLC, Term Loan B, (TSFR3M + 3.000%)	6.822	02/10/31	137,955
51,739	(i)	Sinclair Television Group Inc., Term Loan B6, (TSFR3M + 3.300%)	7.402	12/31/29	47,510
82,134	(i)	Sunrise Financing Partnership, Term Loan AAA, (TSFR6M + 2.500%)	6.691	02/17/32	82,528
100,000	(i)	Virgin Media Bristol LLC, Term Loan Y, (TSFR6M + 3.175%)	7.052	03/31/31	99,233
164,169	(i)	WideOpenWest Finance LLC, Super Senior 2nd Out Term Loan, (TSFR3M + 3.000%)	7.173	12/11/28	149,804

		TOTAL MEDIA & ENTERTAINMENT			3,669,842

		PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.3%
124,688	(i)	Amneal Pharmaceuticals LLC, Term Loan B, (TSFR1M + 3.500%)	7.216	08/02/32	125,934
286,281	(i),(o)	Bausch Health Companies Inc., Term Loan B, (TSFR1M + 6.250%)	9.966	10/08/30	280,342
102,000	(i)	Genmab AS, Term Loan B, (TSFR3M + 3.000%)	6.733	11/12/32	102,606
211,423	(i)	Jazz Financing Lux S.a.r.l., First Lien Term Loan B, (TSFR1M + 2.250%)	5.966	05/05/28	212,583
268,452	(i)	Organon & Co, Term Loan, (TSFR1M + 2.250%)	5.966	05/19/31	259,324
578,540	(i)	Parexel International Corporation, Repriced Term Loan B, (TSFR1M + 2.750%)	6.466	12/12/31	581,193
108,061	(i)	Perrigo Investments, LLC, Term Loan B, (TSFR1M + 2.000%)	5.716	04/20/29	108,737

		TOTAL PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES			1,670,719

		REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.1%
293,517	(i)	Cushman & Wakefield U.S. Borrower, LLC, Term Loan, (TSFR1M + 2.500%)	6.216	01/31/30	296,821
40,578	(i)	Cushman & Wakefield U.S. Borrower, LLC, Term Loan B3, (TSFR1M + 2.750%)	6.466	01/31/30	40,871

		TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT			337,692

52	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.1%
$311,365	(i)	Instructure Holdings, Inc., Repriced Term Loan, (TSFR3M + 2.750%)	6.445%	11/13/31	$312,280

		TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT			312,280

		SOFTWARE & SERVICES - 1.8%
124,000	(i)	Asurion LLC, Second Lien Term Loan B4, (TSFR1M + 5.250%)	9.081	01/22/29	122,123
149,251	(i)	Avalara, Inc, Term Loan, (TSFR3M + 2.750%)	6.422	03/29/32	150,070
160,550	(i)	Avaya, Inc., Exit Term Loan, (TSFR1M + 7.500%), (cash 11.216%, PIK 7.500%)	11.216	08/01/28	144,668
109,451	(i)	BCPE Pequod Buyer Inc, Term Loan B, (TSFR1M + 3.000%)	6.716	11/25/31	109,827
535,536	(i)	Boost Newco Borrower, LLC, Term Loan B, (TSFR3M + 2.000%)	5.672	01/31/31	537,044
633,366	(i)	Boxer Parent Company Inc., Term Loan B, (TSFR3M + 3.000%)	6.822	07/30/31	632,463
112,718	(i)	Clearwater Analytics, LLC, Term Loan B, (TSFR6M + 2.000%)	6.210	04/21/32	112,929
65,800	(i),(o)	Cloud Software Group, Inc., Term Loan B (2031), (TSFR3M + 3.250%)	6.922	03/24/31	65,959
60,000	(i),(n)	Cloud Software Group, Inc., Term Loan B (2032), (TBD)	TBD	TBD	60,146
93,453	(i)	Cotiviti Corporation, 2nd Amendment Term Loan, (TSFR1M + 2.750%)	6.623	03/29/32	89,949
212,304	(i)	Cotiviti Corporation, Term Loan, (TSFR1M + 2.750%)	6.623	05/01/31	204,520
272,688	(i)	Darktrace PLC, First Lien Term Loan, (TSFR3M + 3.250%)	7.185	10/09/31	274,028
20,000	(i)	Disco Parent, Inc., Term Loan B, (TSFR3M + 3.250%)	7.072	08/06/32	20,150
18,950	(i)	Drake Software, LLC, Term Loan B, (TSFR3M + 4.250%)	7.922	06/26/31	18,665
168,654	(i)	Ellucian Holdings, Inc., First Lien Term Loan B, (TSFR1M + 2.750%)	6.466	10/09/29	169,813
424,859	(i)	Epicor Software Corporation, Term Loan E, (TSFR1M + 2.500%)	6.216	05/30/31	426,728
98,012	(i)	Fortress Intermediate 3, Inc, Term Loan B, (TSFR1M + 3.000%)	6.784	06/27/31	98,227
743,933	(i)	Genesys Cloud Services Holdings II LLC, Term Loan B, (TSFR1M + 2.500%)	6.216	01/30/32	743,353
116,124	(i)	Javelin Buyer, Inc., Term Loan, (TSFR3M + 2.750%)	6.590	12/08/31	116,644
83,370	(i)	Kaseya Inc., First Lien Term Loan B, (TSFR1M + 3.000%)	6.716	03/22/32	83,542
39,602	(i)	Marcel LUX IV SARL, Repriced Term Loan, (SOFR30A + 3.000%)	6.930	11/13/30	39,849
423,462	(i)	McAfee, LLC, First Lien Term Loan B, (TSFR1M + 3.000%)	6.716	03/01/29	392,183
323,458	(i)	Mitchell International, Inc., First Lien Term Loan, (TSFR1M + 3.250%)	6.966	06/17/31	324,915
320,141	(i),(o)	Peraton Corp., Term Loan B, (TSFR3M + 3.750%)	7.690	02/01/28	297,789
45,573	(i)	Perforce Software, Inc., Add-on Term Loan, (TSFR1M + 4.750%)	8.466	03/24/31	38,690
42,000	(i)	Ping Identity Corporation, Term Loan, (TSFR3M + 2.750%)	6.625	11/15/32	42,158
114,139	(i)	PointClickCare Technologies, Inc., Term Loan B, (TSFR3M + 2.750%)	6.422	11/03/31	114,520
247,192	(i)	Press Ganey Holdings, Inc., Repriced Term Loan B, (TSFR1M + 3.000%)	6.716	04/30/31	247,965
131,500	(i)	Project Alpha Intermediate Holding, Inc., First Lien Term Loan B, (TSFR3M + 3.250%)	6.922	10/28/30	131,443
137,355	(i)	Proofpoint, Inc., Term Loan, (CME Term SOFR 1 Month + 3.000%)	6.672	08/31/28	138,290
53,477	(i)	Rackspace Finance, LLC, First Lien First Out Term Loan, (TSFR1M + 6.250%)	10.115	05/15/28	54,557
241,624	(i)	Rackspace Finance, LLC, First Lien Second Out Term Loan, (TSFR1M + 2.750%)	6.615	05/15/28	90,340
192,237	(i)	Rocket Software, Inc., Term Loan B, (TSFR1M + 3.750%)	7.466	11/28/28	192,436
57,465	(i)	SS&C Technologies Inc., Term Loan B8, (TSFR1M + 2.000%)	5.716	05/09/31	57,868
87,079	(i)	Surf Holdings, LLC, Incremental Term Loan, (TSFR1M + 3.500%)	7.331	03/05/27	87,240
106,108	(i)	Synechron Inc, Term Loan B, (TSFR3M + 3.750%)	7.572	10/03/31	105,842
70,646	(i)	Tempo Acquisition LLC, Repriced Term Loan B, (TSFR1M + 1.750%)	5.466	08/31/28	68,097
529,240	(i)	UKG Inc., Term Loan B, (TSFR3M + 2.500%)	6.338	02/10/31	530,408
81,642	(i)	Vision Solutions, Inc., Incremental Term Loan, (TSFR3M + 4.000%)	8.102	04/24/28	76,192
207,906	(i)	VS Buyer, LLC, Term Loan B, (TSFR3M + 2.250%)	6.090	04/14/31	209,075
464,296	(i),(o)	X Corp., Term Loan, (TSFR3M + 6.500%)	10.448	10/29/29	457,167
310,000	(i),(o)	X Corp., Term Loan, (TSFR3M + 6.500%)	9.500	10/29/29	309,501
128,987	(i)	Zelis Payments Buyer, Inc., Term Loan B, (TSFR1M + 2.750%)	6.466	09/28/29	127,913

		TOTAL SOFTWARE & SERVICES			8,315,286

See Notes to Financial Statements	53

Portfolio of Investments December 31, 2025 (continued)

NMAI

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		TECHNOLOGY HARDWARE & EQUIPMENT - 0.4%
$855,573	(i)	CommScope, Inc., Term Loan, (TSFR1M + 4.750%)	8.466%	12/17/29	$858,294
443,756	(i)	Delta TopCo, Inc., Term Loan B, (TSFR1M + TSFR3M + 2.750%)	6.512	11/30/29	442,199
74,925	(i)	Ingram Micro Inc., Term Loan, (TSFR1M + 2.250%)	5.982	09/22/31	75,440
33,468	(i)	Riverbed Technology, Inc., PIK Term Loan, (TSFR3M + 2.250%), (cash 6.171%, PIK 2.500%)	4.086	07/03/28	15,416
24,938	(i)	Spectris Plc, Term Loan, (TSFR3M + 2.750%)	6.604	09/30/32	25,093
207,721	(i)(i)	Verifone Systems, Inc., Term Loan, (TSFR3M + 5.250%)	9.352	08/21/28	197,306
20,838	(i)	ViaSat, Inc., Term Loan, (TSFR1M + 4.500%)	8.331	03/05/29	20,810
196,492	(i)	ViaSat, Inc., Term Loan, (TSFR1M + 4.500%)	8.348	05/30/30	196,216

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			1,830,774

		TELECOMMUNICATION SERVICES - 0.8%
243,184	(i)	Cincinnati Bell, Inc., Term Loan B4, (TSFR1M + 2.250%)	5.966	11/24/28	243,812
124,053	(i)	Connect Finco Sarl, Extended Term Loan B, (TSFR1M + 4.500%)	8.216	09/28/29	124,036
201,000	(i),(o)	Connect Holding II LLC, Delayed Draw Term Loan, (TSFR1M + 4.250%)	3.740	04/03/31	175,687
201,761	(b),(i)	Cyxtera DC Holdings, Inc., Term Loan B	0.000	05/01/26	1,110
178,000	(i)	Digicel International Finance Limited, Term Loan B, (TSFR3M + 5.250%)	9.023	08/09/32	178,127
652,976	(i)	Frontier Communications Corp., Term Loan B, (TSFR1M + 2.500%)	6.236	07/01/31	654,304
59,588	(i)	Iridium Satellite LLC, Term Loan B, (TSFR1M + 2.250%)	5.966	09/20/30	58,206
262,000	(i)	Level 3 Financing Inc., Repriced Term Loan B4, (TSFR1M + 3.250%)	6.966	03/29/32	263,081
106,727	(i),(o)	Lumen Technologies, Inc., Extended Term Loan B1, (TSFR1M + 2.350%)	6.181	04/16/29	106,320
573,341	(i)	Lumen Technologies, Inc., Extended Term Loan B2, (TSFR1M + 2.350%)	6.181	04/15/30	570,965
258,091	(i)	Lumen Technologies, Inc., Term Loan A, (TSFR1M + 6.000%)	9.716	06/01/28	260,349
184,000	(i)	Telesat Canada, Term Loan B5, (TSFR3M + 2.750%)	6.834	12/07/26	145,524
110,000	(i)	Windstream Services LLC, Term Loan B, (CME Term SOFR 1 Month + 4.000%)	7.716	10/06/32	110,550
1,022,509	(i),(o)	Zayo Group Holdings, Inc., Term Loan, (TSFR1M + 1.750%)	3.665	03/11/30	973,245

		TOTAL TELECOMMUNICATION SERVICES			3,865,316

		TRANSPORTATION - 0.3%
161,815	(i)	Air Canada, Term Loan B, (TSFR1M + 2.000%)	5.716	03/21/31	163,079
105,022	(i)	American Airlines, Inc., Term Loan, (TSFR3M + 2.250%)	6.134	04/20/28	105,403
121,096	(i)	Brown Group Holding, LLC, Incremental Term Loan B2, (TSFR1M + TSFR3M + 2.688%)	6.524	07/01/31	121,840
185,047	(i)	Brown Group Holding, LLC, Term Loan B, (TSFR1M + 2.500%)	6.216	07/01/31	186,183
98,315	(i)	First Student Bidco Inc, Term Loan B, (TSFR3M + 2.500%)	6.172	08/15/30	98,770
17,989	(i)	First Student Bidco Inc, Term Loan C, (TSFR3M + 2.500%)	6.172	08/15/30	18,060
289,152	(i)	KKR Apple Bidco, LLC, Term Loan, (TSFR1M + 2.500%)	6.216	09/23/31	290,970
88,086	(i)	PODS, LLC, Term Loan B, (TSFR1M + 3.000%)	6.831	03/31/28	87,222
156,000	(i)	Stonepeak Nile Parent LLC, Term Loan B, (TSFR3M + 2.250%)	6.162	04/09/32	156,195
97,627	(i)	United Airlines, Inc., First Lien Term Loan B, (TSFR1M + 2.000%)	5.732	02/24/31	98,207
82,800	(i)	WestJet Loyalty LP, Term Loan B, (TSFR3M + 3.250%)	6.922	02/14/31	83,279

		TOTAL TRANSPORTATION			1,409,208

		UTILITIES - 0.3%
116,708	(i)	Cornerstone Generation LLC, Term Loan B, (TSFR3M + 3.250%)	7.093	10/28/31	117,969
74,488	(i)	Invenergy Thermal Operating I LLC, Term Loan B, (SOFR90A + 2.750%)	6.410	05/06/32	74,972
4,688	(i)	Invenergy Thermal Operating I LLC, Term Loan C, (SOFR90A + 2.750%)	6.410	05/06/32	4,718
62,184	(i)	NRG Energy, Inc., Term Loan, (TSFR3M + 1.750%)	5.593	04/16/31	62,443
648,075	(i)	Talen Energy Supply, LLC, Incremental Term Loan B, (TSFR3M + 2.500%)	6.353	12/15/31	651,921
218,006	(i)	Talen Energy Supply, LLC, Term Loan B, (TSFR3M + 2.500%)	6.353	05/17/30	219,165
192,000	(i),(o)	Talen Energy Supply, LLC, Term Loan B, (TSFR3M + 2.000%)	5.672	11/26/32	192,271

54	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		UTILITIES (continued)
$2,819	(i)	Vistra Operations Company LLC, First Lien Term Loan B3, (TSFR1M + 1.750%)	5.466%	12/20/30	$2,837

		TOTAL UTILITIES			1,326,296

		TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (Cost $50,361,716)			50,108,432

		TOTAL LONG-TERM INVESTMENTS (Cost $584,217,446)			678,724,227

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SHORT-TERM INVESTMENTS - 2.2%(1.5% of Total Investments)
		REPURCHASE AGREEMENTS - 2.2% (1.5% of Total Investments)
10,300,000	(q)	Fixed Income Clearing Corporation	3.780	01/02/26	10,300,000

		TOTAL REPURCHASE AGREEMENTS (Cost $10,300,000)			10,300,000

		TOTAL SHORT-TERM INVESTMENTS (Cost $10,300,000)			10,300,000

		TOTAL INVESTMENTS - 144.0% (Cost $594,517,446)			689,024,227

		BORROWINGS - (36.5)% (r),(s)			(174,786,000)

		REVERSE REPURCHASE AGREEMENTS, INCLUDING ACCRUED INTEREST - (7.3)%(t)			(35,122,150)

		OTHER ASSETS & LIABILITIES, NET - (0.2)%			(640,316)

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$478,475,761

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

ADR	American Depositary Receipt
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
ETF	Exchange-Traded Fund
EUR	Euro
GDR	Global Depositary Receipt
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KZT	Kazakhstani Tenge
MSCI	Morgan Stanley Capital International
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Sol
PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

PLN	Polish Zloty
Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust
RON	Romanian Leu
S&P	Standard & Poor’s
SOFR30A	30 Day Average Secured Overnight Financing Rate
SOFR90A	90 Day Average Secured Overnight Financing Rate
TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

TRY	Turkish Lira
TSFR1M	CME Term Secured Overnight Financing Rate 1 Month
TSFR3M	CME Term Secured Overnight Financing Rate 3 Month

See Notes to Financial Statements	55

Portfolio of Investments December 31, 2025 (continued)

NMAI

TSFR6M	CME Term Secured Overnight Financing Rate 6 Month
UGX	Ugandan Shilling
UYU	Uruguayan Peso
ZAR	South African Rand

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the fiscal period, the aggregate value of these securities is $114,263,539 or 16.6% of Total Investments.

(b)	For fair value measurement disclosure purposes, investment classified as Level 3.
(c)	Investment, or portion of investment, is hypothecated. The total value of investments hypothecated as of the end of the fiscal period was $153,946,639.
(d)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(e)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.
(f)	Contains $1,000 Par Preferred and/or Contingent Capital Securities.
(g)	Perpetual security. Maturity date is not applicable.
(h)	$1,000 Par Institutional Preferred security. As of the end of the period, the percent of $1,000 Par Institutional Preferred securities was 3.8% of Total Investments.
(i)

Floating or variable rate security includes the reference rate and spread, when applicable. For mortgage-backed or asset-backed securities the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

(j)

Contingent Capital Securities (“CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level. As of the end of the reporting period, the Fund’s total investment in CoCos was 3.1% of Total Investments.

(k)

Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the fiscal period, investments with a value of $37,802,647 have been pledged as collateral for reverse repurchase agreements.

(l)	Principal amount for interest accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
(m)	Investment, or portion of investment, represents an outstanding unfunded senior loan commitment.
(n)	When-issued or delayed delivery security.
(o)	Portion of investment purchased on a delayed delivery basis.
(p)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(q)

Agreement with Fixed Income Clearing Corporation, 3.780% dated 12/31/25 to be repurchased at $10,302,163 on 1/2/26, collateralized by Government Agency Securities, with coupon rate 3.625% and maturity date 10/31/30, valued at $10,506,122.

(r)	Borrowings as a percentage of Total Investments is 25.4%.
(s)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $327,912,626 have been pledged as collateral for borrowings.

(t)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 5.1%.

Principal denominated in U.S. Dollars, unless otherwise noted.

Investments in Derivatives

Forward Foreign Currency Contracts

Currency Purchased	Notional Amount (Local Currency)	Currency Sold	Notional Amount (Local Currency)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
	$882,331	EUR	752,159	Citibank N.A.	1/08/26	$(1,732)
Total						$(1,732)
Total unrealized appreciation on forward foreign currency contracts						$-
Total unrealized depreciation on forward foreign currency contracts						$(1,732)

56	See Notes to Financial Statements

Portfolio of Investments December 31, 2025

JRI

SHARES		DESCRIPTION	VALUE

		LONG-TERM INVESTMENTS - 144.0% (98.3% of Total Investments)

		COMMON STOCKS - 70.5% (48.2% of Total Investments)

		CAPITAL GOODS - 0.6%
14,491		Vinci SA	$2,038,638

		TOTAL CAPITAL GOODS	2,038,638

		ENERGY - 10.7%
112,626		Enbridge Inc	5,386,902
482,219		Energy Transfer LP	7,951,791
55,373		Enterprise Products Partners LP	1,775,258
214,189		Kinder Morgan Inc	5,888,056
61,842		MPLX LP	3,300,508
68,839		ONEOK Inc	5,059,666
122,810		Pembina Pipeline Corp	4,678,689
106,424		Plains All American Pipeline LP	1,911,375
36,408		TC Energy Corp	2,004,821
37,978		Western Midstream Partners LP	1,500,131

		TOTAL ENERGY	39,457,197

		EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 34.1%
98,659		Apple Hospitality REIT Inc	1,169,109
106,227		Armada Hoffler Properties Inc	703,223
65,292		Brixmor Property Group Inc	1,711,956
346,922		Broadstone Net Lease Inc	6,026,035
306,901		CapitaLand Ascendas REIT	674,744
409,875		CapitaLand Integrated Commercial Trust	760,746
88,597		Carmila SA	1,767,437
263,847		Charter Hall Long Wale REIT	716,557
257,455		Charter Hall Retail REIT	698,284
104,026		Community Healthcare Trust Inc	1,708,107
83,382		Crombie Real Estate Investment Trust	927,648
57,078		Crown Castle Inc	5,072,522
112,230		CT Real Estate Investment Trust	1,330,357
54,731		CubeSmart	1,973,053
476		Daiwa Securities Living Investments Corp	346,299
30,421		Derwent London PLC	709,703
22,607		Douglas Emmett Inc	248,451
276,593		Dream Industrial Real Estate Investment Trust	2,535,092
15,894		EPR Properties	793,111
46,131		Equity Residential	2,908,098
5,093		Extra Space Storage Inc	663,210
2,713		Federal Realty Investment Trust	273,470
571,267	(a)	FIBRA Macquarie Mexico	1,076,390
159,833		Four Corners Property Trust Inc	3,685,749
1,714,436		Frasers Centrepoint Trust	3,103,801
156,440		Gaming and Leisure Properties Inc	6,991,304
16,692		Gecina SA	1,585,283
525		GLP J-REIT	499,058
81,629		GO Residential Real Estate Investment Trust	956,692
9,653		Granite Real Estate Investment Trust	574,658
108,753		Highwoods Properties Inc	2,808,002
1,566		Invincible Investment Corp	643,046
29,487		Iron Mountain Inc	2,445,947
666		Japan Metropolitan Fund Invest	526,931
1,350		KDX Realty Investment Corp	1,515,178
69,860		Kimco Realty Corp	1,416,062
10,528		Lamar Advertising Co, Class A	1,332,634
1,647		LaSalle Logiport REIT	1,667,280
2,055,055		Lendlease Global Commercial REIT	990,435
2,153		Lineage Inc	75,355
67,206		Link REIT	300,076
1,633,478		LondonMetric Property PLC	4,164,469
76,274		LXP Industrial Trust	3,781,665
405,085		Mapletree Logistics Trust	415,117

See Notes to Financial Statements	57

Portfolio of Investments December 31, 2025 (continued)

JRI

SHARES		DESCRIPTION	VALUE

		EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) (continued)
23,101		Mid-America Apartment Communities Inc	$3,208,960
57,175		Millrose Properties Inc	1,707,817
28,848		Montea NV	2,477,221
119,371		NETSTREIT Corp	2,105,704
26,145		Nexus Industrial REIT	150,483
16,149		NNN REIT Inc	639,985
2,368,097	(b)	NTT DC REIT	2,413,134
91,226		Omega Healthcare Investors Inc	4,044,961
356		Orix JREIT Inc	241,312
54,585		Postal Realty Trust Inc, Class A	881,002
231,041		Primaris Real Estate Investment Trust	2,624,261
36,679		Realty Income Corp	2,067,595
1,288		Regency Centers Corp	88,911
3,771		Ryman Hospitality Properties Inc	356,812
240,345		Sabra Health Care REIT Inc	4,552,134
262,818		Scentre Group	734,678
71,024		Segro PLC	688,089
33,162		Simon Property Group Inc	6,138,618
378,073		SITE Centers Corp	2,427,229
27,129		SL Green Realty Corp	1,244,407
50,452		Smartstop Self Storage REIT Inc	1,560,985
2,926		Star Asia Investment Corp	1,151,686
745,491		Tritax Big Box REIT PLC	1,523,367
42,432		UDR Inc	1,556,406
227,326		UNITE Group PLC/The	1,711,494
1,237		United Urban Investment Corp	1,442,666
56,878		VICI Properties Inc	1,599,409
490,884		Waypoint REIT Ltd	833,634
13,264		WP Carey Inc	853,671

		TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)	125,298,975

		FINANCIAL SERVICES - 0.6%
46,999		Apollo Commercial Real Estate Finance Inc	454,950
22,037		KKR Real Estate Finance Trust Inc	181,144
91,911		Starwood Property Trust Inc	1,655,317

		TOTAL FINANCIAL SERVICES	2,291,411

		HEALTH CARE EQUIPMENT & SERVICES - 1.3%
327,341		Sienna Senior Living Inc	4,872,374

		TOTAL HEALTH CARE EQUIPMENT & SERVICES	4,872,374

		MATERIALS - 0.2%
1,839,954		Keppel Infrastructure Trust	700,753

		TOTAL MATERIALS	700,753

		REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.4%
356,720		Capitaland India Trust	338,290
166,738		Cibus Nordic Real Estate AB publ	2,661,397
225,571		Hongkong Land Holdings Ltd	1,566,978
1,430,809		Sirius Real Estate Ltd	1,857,299
842,696		Swire Properties Ltd	2,275,648

		TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT	8,699,612

		TELECOMMUNICATION SERVICES - 1.3%
553,291		HKT Trust & HKT Ltd	819,290
409,300		Infrastrutture Wireless Italiane SpA	3,787,741

		TOTAL TELECOMMUNICATION SERVICES	4,607,031

		TRANSPORTATION - 3.9%
85,427	(a)	Aena SME SA	2,386,904
703,056		Atlas Arteria Ltd	2,286,710
697,153		Dalrymple Bay Infrastructure Ltd	2,328,127
167,234	(a)	Enav SpA	924,198
6,865		Grupo Aeroportuario del Pacifico SAB de CV, ADR	1,809,820
11,787		Grupo Aeroportuario del Sureste SAB de CV, ADR	3,811,916
91,028		Transurban Group	861,452

		TOTAL TRANSPORTATION	14,409,127

58	See Notes to Financial Statements

SHARES	DESCRIPTION	VALUE

	UTILITIES - 15.4%
3,270	American Electric Power Co Inc	$377,064
54,283	Capital Power Corp	2,315,595
115,027	CK Infrastructure Holdings Ltd	852,376
121,948	Clearway Energy Inc, Class A	3,831,606
61,548	Dominion Energy Inc	3,606,097
6,320	DTE Energy Co	815,154
6,166	Duke Energy Corp	722,717
140,327	E.ON SE	2,657,080
582,949	Enel SpA	6,061,115
75,871	Engie SA	1,993,081
8,139	Entergy Corp	752,288
73,315	Evergy Inc	5,314,604
53,589	Exelon Corp	2,335,944
49,032	Iberdrola SA	1,061,709
23,776	Italgas SpA	265,188
381,892	National Grid PLC	5,857,642
47,892	National Grid PLC, Sponsored ADR	3,704,446
7,737	Northwestern Energy Group Inc	499,346
56,147	OGE Energy Corp	2,397,477
342,080	Pennon Group PLC	2,424,497
66,760	Redeia Corp SA	1,190,115
20,720	Severn Trent PLC	778,058
283,618	Snam SpA	1,884,605
37,435	Terna - Rete Elettrica Nazionale	398,260
32,582	United Utilities Group PLC	523,476
35,917	Veolia Environnement SA	1,249,821
19,041	WEC Energy Group Inc	2,008,064
8,309	Xcel Energy Inc	613,703

	TOTAL UTILITIES	56,491,128

	TOTAL COMMON STOCKS (Cost $228,889,553)	258,866,246

SHARES		DESCRIPTION	RATE		VALUE

		CONVERTIBLE PREFERRED SECURITIES - 3.3% (2.2% of Total Investments)

		EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.2%
12,763		Kimco Realty Corp	7.250%		747,529

		TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)			747,529

		UTILITIES - 3.1%
7,950		NextEra Energy Inc	4.635		387,562
44,500		NextEra Energy Inc	7.299		2,303,765
38,500		PG&E Corp	6.000		1,578,500
138,355		Southern Co/The	7.125		6,967,558

		TOTAL UTILITIES			11,237,385

		TOTAL CONVERTIBLE PREFERRED SECURITIES (Cost $11,886,036)			11,984,914

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CORPORATE BONDS - 47.4% (32.4% of Total Investments) (c)
		AUTOMOBILES & COMPONENTS - 0.1%
$380,000	(a)	Clarios Global LP / Clarios US Finance Co	6.750	02/15/30	396,648

		TOTAL AUTOMOBILES & COMPONENTS			396,648

		CAPITAL GOODS - 1.7%
1,600,000	(a)	Advanced Drainage Systems Inc	6.375	06/15/30	1,636,114
1,125,000	(a)	Albion Financing 1 SARL / Aggreko Holdings Inc	7.000	05/21/30	1,174,174
450,000	(a)	AmeriTex HoldCo Intermediate LLC	7.625	08/15/33	474,144
675,000	(a)	Herc Holdings Inc	7.250	06/15/33	715,759
450,000	(a)	Herc Holdings Inc	5.750	03/15/31	456,680
250,000	(a)	Quikrete Holdings Inc	6.750	03/01/33	261,073
300,000	(a)	Terex Corp	6.250	10/15/32	307,785

See Notes to Financial Statements	59

Portfolio of Investments December 31, 2025 (continued)

JRI

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CAPITAL GOODS (continued)
$1,150,000	(a)	United Rentals North America Inc	5.375%	11/15/33	$1,149,186

		TOTAL CAPITAL GOODS			6,174,915

		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 0.8%
670,000	(a)	Asbury Automotive Group Inc	5.000	02/15/32	651,105
715,000	(a)	Cougar JV Subsidiary LLC	8.000	05/15/32	764,386
600,000	(a)	Kohl’s Corp	10.000	06/01/30	660,757
705,000	(a)	LCM Investments Holdings II LLC	4.875	05/01/29	694,574

		TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL			2,770,822

		CONSUMER SERVICES - 2.1%
EUR 300,000	(d),(e)	Accor SA, Reg S	7.250	N/A	386,246
360,000		Choice Hotels International Inc	5.850	08/01/34	367,042
1,400,000	(a)	Churchill Downs Inc	5.750	04/01/30	1,413,635
350,000	(a)	Hilton Domestic Operating Co Inc	5.875	03/15/33	360,075
580,000		Hyatt Hotels Corp	5.400	12/15/35	581,197
600,000	(a)	Light & Wonder International Inc	6.250	10/01/33	607,439
450,000	(a)	Marriott Ownership Resorts Inc	6.500	10/01/33	431,687
190,000	(a)	Merlin Entertainments Group US Holdings Inc	7.375	02/15/31	169,247
995,000		MGM Resorts International	6.500	04/15/32	1,025,154
250,000	(a)	Motion Bondco DAC	6.625	11/15/27	242,745
675,000	(a)	NCL Corp Ltd	5.875	01/15/31	672,446
625,000	(a)	Six Flags Entertainment Corp / Six Flags Theme Parks Inc	6.625	05/01/32	630,259
295,000	(a)	Vail Resorts Inc	5.625	07/15/30	299,797
690,000	(a)	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp	6.250	03/15/33	705,508

		TOTAL CONSUMER SERVICES			7,892,477

		ENERGY—13.2%
900,000	(a)	Antero Midstream Partners LP / Antero Midstream Finance Corp	5.750	10/15/33	905,435
485,000	(a)	Archrock Partners LP / Archrock Partners Finance Corp	6.250	04/01/28	487,783
1,190,000	(a)	Archrock Partners LP / Archrock Partners Finance Corp	6.625	09/01/32	1,227,312
700,000	(a)	Buckeye Partners LP	6.875	07/01/29	728,148
450,000		Buckeye Partners LP	5.850	11/15/43	422,000
500,000	(a)	CITGO Petroleum Corp	8.375	01/15/29	519,912
675,000	(a)	CNX Midstream Partners LP	4.750	04/15/30	654,377
300,000	(a)	CQP Holdco LP / BIP-V Chinook Holdco LLC	7.500	12/15/33	321,441
235,000	(a)	CQP Holdco LP / BIP-V Chinook Holdco LLC	5.500	06/15/31	232,490
1,425,000	(a)	DBR Land Holdings LLC	6.250	12/01/30	1,457,604
900,000	(a)	Delek Logistics Partners LP / Delek Logistics Finance Corp	7.375	06/30/33	918,404
1,488,000	(e)	Enbridge Inc	5.500	07/15/77	1,474,434
2,025,000	(e)	Enbridge Inc	6.000	01/15/77	2,028,260
1,425,000	(e)	Enbridge Inc	6.250	03/01/78	1,441,172
1,228,000	(e)	Enbridge Inc	7.625	01/15/83	1,332,701
1,411,000	(e)	Enbridge Inc	8.500	01/15/84	1,617,949
1,117,000	(e),(f)	Energy Transfer LP (TSFR3M + 3.279%)	7.133	11/01/66	1,121,302
1,799,000	(d),(e)	Energy Transfer LP	7.125	N/A	1,842,091
683,000	(d),(e)	Energy Transfer LP	6.500	N/A	686,008
493,000	(e)	Energy Transfer LP	8.000	05/15/54	526,255
648,000	(e)	Energy Transfer LP	7.125	10/01/54	664,869
1,002,000	(e)	Energy Transfer LP	6.750	02/15/56	1,005,826
1,436,000	(e)	Enterprise Products Operating LLC	5.375	02/15/78	1,426,601
1,491,000	(e)	Enterprise Products Operating LLC	5.250	08/16/77	1,488,448
CAD 515,000	(e)	Gibson Energy Inc	5.250	12/22/80	374,576
1,245,000	(a)	Global Partners LP / GLP Finance Corp	8.250	01/15/32	1,311,329
450,000	(a)	Harvest Midstream I LP	7.500	05/15/32	469,073
CAD 660,000	(e)	Inter Pipeline Ltd/AB	6.625	11/19/79	503,539
CAD 670,000	(e)	Keyera Corp	6.875	06/13/79	519,349
CAD 1,026,000	(e)	Keyera Corp	5.950	03/10/81	769,274
225,000	(a)	Kodiak Gas Services LLC	6.500	10/01/33	229,773
1,135,000		ONEOK Inc	5.050	11/01/34	1,124,865
190,000		PBF Holding Co LLC / PBF Finance Corp	6.000	02/15/28	188,192
665,000	(d),(e),(f)	Plains All American Pipeline LP (TSFR3M + 4.372%)	8.223	N/A	666,887
225,000	(a)	Rockies Express Pipeline LLC	6.750	03/15/33	237,447

60	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		ENERGY (continued)
$350,000	(a)	Rockies Express Pipeline LLC	4.800%	05/15/30	$344,203
378,000	(e)	South Bow Canadian Infrastructure Holdings Ltd	7.500	03/01/55	404,033
654,000	(e)	South Bow Canadian Infrastructure Holdings Ltd	7.625	03/01/55	681,711
840,000		South Bow USA Infrastructure Holdings LLC	5.584	10/01/34	848,318
950,000	(a),(d),(e)	Sunoco LP	7.875	N/A	975,911
1,175,000	(a)	Sunoco LP	6.250	07/01/33	1,203,573
675,000	(a)	Sunoco LP	7.250	05/01/32	713,702
450,000	(a)	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp	6.000	09/01/31	447,896
330,000		Targa Resources Corp	6.150	03/01/29	347,396
840,000		Targa Resources Corp	6.125	03/15/33	898,529
1,386,000	(e)	TransCanada PipeLines Ltd	7.590	05/15/67	1,225,999
1,151,000	(e)	Transcanada Trust	5.600	03/07/82	1,136,813
1,038,000	(e)	Transcanada Trust	5.500	09/15/79	1,030,194
286,000	(e)	Transcanada Trust	5.300	03/15/77	285,978
1,130,000	(e)	Transcanada Trust	5.875	08/15/76	1,131,383
555,000	(a)	TransMontaigne Partners LLC	8.500	06/15/30	560,320
260,000	(a)	Transocean International Ltd	7.875	10/15/32	271,544
546,429	(a)	Transocean Titan Financing Ltd	8.375	02/01/28	558,058
720,000	(a)	USA Compression Partners LP / USA Compression Finance Corp	7.125	03/15/29	745,280
3,723,000	(a),(d),(e)	Venture Global LNG Inc	9.000	N/A	2,940,167
450,000	(a)	Venture Global LNG Inc	9.875	02/01/32	464,883
450,000	(a)	Venture Global Plaquemines LNG LLC	6.500	01/15/34	460,908

		TOTAL ENERGY			48,601,925

		EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 5.4%
1,170,000		Agree LP	4.800	10/01/32	1,177,258
735,000		American Assets Trust LP	6.150	10/01/34	745,571
1,000,000		American Homes 4 Rent LP	5.500	02/01/34	1,032,594
900,000	(a)	Diversified Healthcare Trust	7.250	10/15/30	920,239
1,080,000		Essex Portfolio LP	5.500	04/01/34	1,118,626
730,000		Extra Space Storage LP	5.700	04/01/28	754,210
820,000		Federal Realty OP LP	5.375	05/01/28	840,469
480,000		GLP Capital LP / GLP Financing II Inc	6.750	12/01/33	521,700
575,000		Highwoods Realty LP	5.350	01/15/33	574,569
1,540,000	(a)	Iron Mountain Inc	6.250	01/15/33	1,552,885
750,000		Kite Realty Group LP	5.500	03/01/34	774,041
823,000		Kite Realty Group LP	4.000	10/01/26	821,620
585,000	(a)	Lineage OP LP	5.250	07/15/30	590,170
575,000		Mid-America Apartments LP	5.300	02/15/32	600,221
750,000	(a)	Millrose Properties Inc	6.375	08/01/30	767,418
450,000	(a)	Millrose Properties Inc	6.250	09/15/32	454,043
1,255,000	(a)	MPT Operating Partnership LP / MPT Finance Corp	8.500	02/15/32	1,340,256
420,000		National Health Investors Inc	5.350	02/01/33	419,415
1,215,000		Piedmont Operating Partnership LP	9.250	07/20/28	1,342,488
1,665,000	(a)	RHP Hotel Properties LP / RHP Finance Corp	6.500	04/01/32	1,726,747
385,000	(a)	RHP Hotel Properties LP / RHP Finance Corp	6.500	06/15/33	400,222
380,000	(a)	Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC	6.500	02/15/29	364,920
995,000		Ventas Realty LP	5.000	01/15/35	996,219

		TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)			19,835,901

		FINANCIAL SERVICES - 1.4%
500,000	(a)	Azorra Finance Ltd	7.750	04/15/30	527,959
225,000	(a)	Azorra Finance Ltd	7.250	01/15/31	235,762
350,000	(a)	Freedom Mortgage Holdings LLC	8.375	04/01/32	368,433
250,000	(a)	Freedom Mortgage Holdings LLC	7.875	04/01/33	258,891
524,000	(e)	HA Sustainable Infrastructure Capital Inc	8.000	06/01/56	547,611
1,150,000	(a)	Hunt Cos Inc	5.250	04/15/29	1,122,585
580,000	(e)	National Rural Utilities Cooperative Finance Corp	7.125	09/15/53	608,349
1,360,000	(a)	Starwood Property Trust Inc	6.000	04/15/30	1,395,907

		TOTAL FINANCIAL SERVICES			5,065,497

See Notes to Financial Statements	61

Portfolio of Investments December 31, 2025 (continued)

JRI

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		HEALTH CARE EQUIPMENT & SERVICES - 0.6%
$500,000	(a)	CHS/Community Health Systems Inc	5.250%	05/15/30	$469,596
510,000	(a)	Global Medical Response Inc	7.375	10/01/32	530,081
275,000	(a)	LifePoint Health Inc	11.000	10/15/30	301,575
625,000	(a)	Prime Healthcare Services Inc	9.375	09/01/29	656,250
395,000	(a)	Tenet Healthcare Corp	6.000	11/15/33	406,690

		TOTAL HEALTH CARE EQUIPMENT & SERVICES			2,364,192

		MATERIALS - 0.1%
335,000	(a)	Mineral Resources Ltd	7.000	04/01/31	349,339

		TOTAL MATERIALS			349,339

		MEDIA & ENTERTAINMENT - 0.7%
750,000	(a)	Cablevision Lightpath LLC	5.625	09/15/28	733,013
885,000	(a)	CCO Holdings LLC / CCO Holdings Capital Corp	4.250	01/15/34	752,493
615,000	(a)	Directv Financing LLC	8.875	02/01/30	622,253
296,000	(a)	Directv Financing LLC / Directv Financing Co-Obligor Inc	5.875	08/15/27	297,738

		TOTAL MEDIA & ENTERTAINMENT			2,405,497

		REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
900,000		Kennedy-Wilson Inc	5.000	03/01/31	846,433

		TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT			846,433

		TELECOMMUNICATION SERVICES - 2.7%
675,000	(a)	Altice France SA	6.500	04/15/32	647,110
330,000	(a)	Digicel International Finance Ltd / Difl US LLC	8.625	08/01/32	342,358
450,000		EchoStar Corp, (cash 6.750%, PIK 6.750%)	6.750	11/30/30	461,011
300,000		EchoStar Corp	10.750	11/30/29	331,740
865,000	(a)	Holdco II SAS	8.500	04/15/31	930,956
645,000	(a)	Holdco II SAS	7.000	04/15/32	664,771
385,000	(a)	Level 3 Financing Inc	8.500	01/15/36	394,233
450,000	(a)	Level 3 Financing Inc	7.000	03/31/34	463,758
450,000	(a)	Level 3 Financing Inc	6.875	06/30/33	460,475
275,000	(a)	Lumen Technologies Inc	4.500	01/15/29	254,375
865,000	(a)	Sable International Finance Ltd	7.125	10/15/32	875,308
720,000	(a)	Vmed O2 UK Financing I PLC	6.750	01/15/33	713,545
385,000	(a)	Windstream Services LLC	7.500	10/15/33	394,667
570,000	(a)	Windstream Services LLC / Windstream Escrow Finance Corp	8.250	10/01/31	598,369
217,514	(a)	Zayo Group Holdings Inc	13.750	09/09/30	199,569
1,283,113	(a)	Zayo Group Holdings Inc	9.250	03/09/30	1,218,957
818,000	(a)	Zegona Finance PLC	8.625	07/15/29	867,638

		TOTAL TELECOMMUNICATION SERVICES			9,818,840

		TRANSPORTATION - 0.6%
225,000	(a)	Rand Parent LLC	8.500	02/15/30	234,417
700,000	(a)	Stonepeak Nile Parent LLC	7.250	03/15/32	740,807
550,000	(a)	VistaJet Malta Finance PLC / Vista Management Holding Inc	9.500	06/01/28	568,855
590,000	(a)	XPO Inc	7.125	06/01/31	615,187

		TOTAL TRANSPORTATION			2,159,266

		UTILITIES - 17.8%
575,000		AEP Transmission Co LLC	5.150	04/01/34	586,206
950,000	(a),(e)	AES Andes SA	8.150	06/10/55	994,071
1,685,000	(e)	AES Corp/The	7.600	01/15/55	1,716,018
731,000	(e)	AES Corp/The	6.950	07/15/55	721,730
1,658,000	(e)	Alliant Energy Corp	5.750	04/01/56	1,654,979
680,000	(a)	Alpha Generation LLC	6.250	01/15/34	686,104
CAD 1,210,000	(e)	AltaGas Ltd	7.350	08/17/82	924,177
1,957,000	(a),(e)	AltaGas Ltd	7.200	10/15/54	2,028,904
CAD 625,000	(e)	AltaGas Ltd	8.900	11/10/83	505,669
1,295,000	(a)	California Buyer Ltd / Atlantica Sustainable Infrastructure PLC	6.375	02/15/32	1,297,135
CAD 675,000	(e)	Capital Power Corp	7.950	09/09/82	549,373
1,350,000	(a)	Clearway Energy Operating LLC	3.750	01/15/32	1,227,051
2,234,000	(e)	CMS Energy Corp	6.500	06/01/55	2,297,155
545,000	(a)	ContourGlobal Power Holdings SA	6.750	02/28/30	561,955
4,010,000	(e)	Dominion Energy Inc	6.625	05/15/55	4,132,133
1,537,000	(e)	Dominion Energy Inc	7.000	06/01/54	1,664,188
2,380,000	(e)	Duke Energy Corp	6.450	09/01/54	2,497,996

62	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		UTILITIES (continued)
$390,000		Duke Energy Progress LLC	5.100%	03/15/34	$401,838
261,000	(e)	Edison International	7.875	06/15/54	273,985
383,000	(e)	Edison International	8.125	06/15/53	398,520
GBP 800,000	(d),(e)	Electricite de France SA, Reg S	5.875	N/A	1,083,019
1,013,000	(a),(d),(e)	Electricite de France SA	9.125	N/A	1,178,072
760,000	(e)	Emera Inc	6.750	06/15/76	763,479
1,547,000	(e)	Entergy Corp	7.125	12/01/54	1,624,278
733,000	(e)	EUSHI Finance Inc	7.625	12/15/54	770,566
1,513,000	(e)	Evergy Inc	6.650	06/01/55	1,546,495
2,319,000	(e)	Exelon Corp	6.500	03/15/55	2,413,018
1,125,000	(a)	Ferrellgas LP / Ferrellgas Finance Corp	5.875	04/01/29	1,081,016
825,000		Interstate Power and Light Co	5.600	06/29/35	858,587
581,000	(e)	NextEra Energy Capital Holdings Inc	6.750	06/15/54	620,267
943,000	(e)	NextEra Energy Capital Holdings Inc	5.650	05/01/79	952,205
1,892,000	(e)	NextEra Energy Capital Holdings Inc	6.375	08/15/55	1,953,011
2,340,000	(e)	NiSource Inc	6.950	11/30/54	2,435,477
1,800,000	(a)	NRG Energy Inc	5.750	01/15/34	1,818,306
385,000		OGE Energy Corp	5.450	05/15/29	398,747
955,000	(a)	Pattern Energy Operations LP / Pattern Energy Operations Inc	4.500	08/15/28	941,901
1,458,000	(e)	PG&E Corp	7.375	03/15/55	1,518,494
741,000	(e)	PPL Capital Funding Inc	6.612	03/30/67	724,153
1,276,000	(e)	Sempra	6.875	10/01/54	1,312,726
2,119,000	(e)	Sempra	6.400	10/01/54	2,155,297
1,495,000	(e)	Sempra	6.550	04/01/55	1,523,910
608,000	(e)	Sempra	6.375	04/01/56	620,662
1,679,000	(e)	Southern Co/The	6.375	03/15/55	1,752,340
980,000	(e)	Spire Inc	6.450	06/01/56	976,214
275,000	(a)	Superior Plus LP / Superior General Partner Inc	4.500	03/15/29	268,444
770,000	(a)	Talen Energy Supply LLC	6.250	02/01/34	785,334
675,000	(a)	Talen Energy Supply LLC	6.500	02/01/36	698,011
1,435,000	(a)	TerraForm Power Operating LLC	4.750	01/15/30	1,394,226
2,348,000	(a),(d),(e)	Vistra Corp	8.875	N/A	2,587,005
537,000	(a),(d),(e)	Vistra Corp	8.000	N/A	550,501
333,000	(a),(d),(e)	Vistra Corp	7.000	N/A	338,815
375,000	(a)	VoltaGrid LLC	7.375	11/01/30	371,530
1,158,000	(e)	WEC Energy Group Inc	5.625	05/15/56	1,165,293
900,000	(a)	XPLR Infrastructure Operating Partners LP	7.250	01/15/29	922,150

		TOTAL UTILITIES			65,222,736

		TOTAL CORPORATE BONDS (Cost $170,195,393)			173,904,488

SHARES		DESCRIPTION			VALUE

		INVESTMENT COMPANIES - 0.8% (0.5% of Total Investments)
1,219,584		Foresight Environmental Infrastructure Ltd			1,081,712
447,539		Greencoat UK Wind PLC/Funds			590,901
713,767		Sdcl Efficiency Income Trust PLC			504,152
579,501		Sequoia Economic Infrastructure Income Fund Ltd			616,321
16,768		Starwood European Real Estate Finance Ltd			19,664

		TOTAL INVESTMENT COMPANIES (Cost $3,681,483)			2,812,750

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MORTGAGE-BACKED SECURITIES - 3.0% (2.1% of Total Investments)
500,000	(a),(f)	ARDN 2025-ARCP Mortgage Trust, Series 2025 ARCP, (TSFR1M + 4.500%)	8.250	06/15/35	502,031
100,000	(f)	BANK 2017-BNK6, Series 2017 BNK6	3.964	07/15/60	95,593
150,000	(a),(f)	BLP Commercial Mortgage Trust, Series 2025 IND2, (TSFR1M + 2.050%)	5.800	12/15/42	150,511
650,000	(a),(f)	BMP 2024-MF23, Series 2024 MF23, (TSFR1M + 2.390%)	7.194	06/15/41	652,768
490,000	(a),(f)	BX Commercial Mortgage Trust 2021-21M, Series 2021 21M, (TSFR1M + 2.285%)	6.607	10/15/36	489,779

See Notes to Financial Statements	63

Portfolio of Investments December 31, 2025 (continued)

JRI

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MORTGAGE-BACKED SECURITIES (continued)
$600,000	(a),(f)	BX Commercial Mortgage Trust 2022-AHP, Series 2022 AHP, (TSFR1M + 2.090%)	5.840%	01/17/39	$599,778
556,786	(a),(f)	BX Trust 2021-SDMF, Series 2021 SDMF, (TSFR1M + 1.701%)	2.911	09/15/34	555,002
500,000	(a),(f)	BX Trust 2021-VIEW, Series 2021 VIEW, (TSFR1M + 3.714%)	8.036	06/15/36	500,002
250,000	(a),(f)	BX Trust 2022-LBA6, Series 2022 LBA6, (TSFR1M + 2.000%)	4.845	01/15/39	250,013
322,095	(a),(f)	BX Trust 2024-FNX, Series 2024 FNX, (TSFR1M + 2.291%)	6.603	11/15/41	323,507
443,840	(a),(f)	BX Trust 2025-LUNR, Series 2025 LUNR, (TSFR1M + 2.000%)	5.750	06/15/40	446,084
500,000	(a),(f)	DBGS 2024-SBL, Series 2024 SBL, (TSFR1M + 2.740%)	7.062	08/15/34	501,082
500,000	(a),(f)	GSAT Trust 2025-BMF, Series 2025 BMF, (TSFR1M + 2.500%)	6.250	07/15/40	500,223
500,000	(a),(f)	ILPT Commercial Mortgage Trust 2025-LPF2, Series 2025 LPF2	6.508	07/13/42	513,396
500,000	(a),(f)	IP 2025-IP Mortgage Trust, Series 2025 IP	5.831	06/10/42	509,890
303,276	(a),(f)	LBA Trust 2024-7IND, Series 2024 7IND, (TSFR1M + 2.641%)	6.391	10/15/41	304,396
350,000	(a),(f)	MHP Commercial Mortgage Trust 2025-MHIL2, Series 2025 MHIL2, (TSFR1M + 2.650%)	6.400	09/15/40	350,925
500,000	(a),(f)	MILE Trust 2025-STNE, Series 2025 STNE, (TSFR1M + 1.700%)	5.450	07/15/42	501,161
150,000	(a),(f)	MTN Commercial Mortgage Trust 2022-LPFL, Series 2022 LPFL, (TSFR1M + 2.394%)	3.673	03/15/39	150,316
310,000	(a),(f)	Natixis Commercial Mortgage Securities Trust 2019-MILE, Series 2019 MILE, (TSFR1M + 2.829%)	6.580	07/15/36	253,370
525,000	(a),(f)	Natixis Commercial Mortgage Securities Trust 2019-MILE, Series 2019 MILE, (TSFR1M + 4.329%)	8.080	07/15/36	366,297
500,000	(a),(f)	SCG Commercial Mortgage Trust 2025-FLWR, Series 2025 FLWR, (TSFR1M + 1.750%)	5.500	08/15/42	501,491
500,000	(a),(f)	SYCA Commercial Mortgage Trust 2025-WAG, Series 2025 WAG	6.806	11/10/30	503,325
525,000	(a),(f)	WCORE Commercial Mortgage Trust 2024-CORE, Series 2024 CORE, (TSFR1M + 2.241%)	5.991	11/15/41	528,549
500,000	(a),(f)	Wells Fargo Commercial Mortgage Trust 2025-AGLN, Series 2025 AGLN, (TSFR1M + 2.292%)	6.042	07/15/37	500,821
300,000	(a),(f)	Wells Fargo Commercial Mortgage Trust 2025-AURA, Series 2025 AURA, (TSFR1M + 2.292%)	6.042	10/15/42	299,861
390,000	(a),(f)	Wells Fargo Commercial Mortgage Trust 2025-B33RP, Series 2025 B33RP, (TSFR1M + 2.500%)	6.850	08/15/42	390,180

		TOTAL MORTGAGE-BACKED SECURITIES (Cost $11,404,860)			11,240,351

SHARES		DESCRIPTION	RATE		VALUE

		PREFERRED STOCK - 15.4% (10.5% of Total Investments)

		EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 11.2%
149,615		Agree Realty Corp	4.250		2,561,409
52,250		Alpine Income Property Trust Inc	0.000		1,298,935
74,697		American Homes 4 Rent	5.875		1,724,754
41,901		American Homes 4 Rent	6.250		1,018,613
59,921		Armada Hoffler Properties Inc	6.750		1,266,131
77,494		Digital Realty Trust Inc	5.250		1,604,901
79,932		Digital Realty Trust Inc	5.200		1,636,208
69,938		Digital Realty Trust Inc	5.850		1,669,420
74,662		Federal Realty Investment Trust	5.000		1,500,706
61,308		Kimco Realty Corp	5.125		1,238,422
83,318		Kimco Realty Corp	5.250		1,720,517
7,927		LXP Industrial Trust	6.500		373,362
2,301		Mid-America Apartment Communities Inc	8.500		123,104
78,033		National Storage Affiliates Trust	6.000		1,642,595
60,325		Pebblebrook Hotel Trust	6.300		1,149,191
40,817		Pebblebrook Hotel Trust	6.375		763,278
49,270		Pebblebrook Hotel Trust	5.700		871,093
13,419		Public Storage	5.050		270,527
11,879		Public Storage	4.700		221,662
30,250		Public Storage	4.750		574,750
31,013		Public Storage	4.625		573,741
34,150		Public Storage	4.125		559,718
26,493		Public Storage	4.000		421,504

64	See Notes to Financial Statements

SHARES		DESCRIPTION	RATE		VALUE

		EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) (continued)
26,845		Public Storage	4.000%		$428,446
35,168		Public Storage	4.875		679,094
22,989		Public Storage	4.100		373,801
66,178		Regency Centers Corp	5.875		1,493,637
73,690		Regency Centers Corp	6.250		1,736,136
88,853		Rexford Industrial Realty Inc	5.625		1,903,231
37,466		Rexford Industrial Realty Inc	5.875		860,969
10,819		RLJ Lodging Trust	1.950		269,393
35,516		Summit Hotel Properties Inc	6.250		642,840
18,926		Summit Hotel Properties Inc	5.875		342,561
37,644		Sunstone Hotel Investors Inc	6.125		750,998
48,737		Sunstone Hotel Investors Inc	5.700		940,137
15,499		UMH Properties Inc	6.375		338,188
104,858		Vornado Realty Trust	4.450		1,494,226
70,952		Vornado Realty Trust	5.250		1,199,089
82,966		Vornado Realty Trust	5.250		1,406,274
82,900		Vornado Realty Trust	5.400		1,464,843

		TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)			41,108,404

		FINANCIAL SERVICES - 0.1%
23,251		Brookfield Finance Inc	4.625		382,711

		TOTAL FINANCIAL SERVICES			382,711

		REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
25,270		Brookfield Property Partners LP	6.500		368,942
10,309		Brookfield Property Partners LP	6.375		147,213
31,178		Brookfield Property Partners LP	5.750		414,667

		TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT			930,822

		UTILITIES - 3.9%
25,854		BIP Bermuda Holdings I Ltd	5.125		427,367
38,627		Brookfield BRP Holdings Canada Inc	4.625		594,083
13,470		Brookfield Infrastructure Finance ULC	5.000		219,426
60,551		Brookfield Infrastructure Partners LP	5.125		1,014,229
18,594		Brookfield Infrastructure Partners LP	5.000		304,570
73,684		Brookfield Renewable Partners LP	5.250		1,344,733
11,638		CMS Energy Corp	5.625		255,571
18,332		CMS Energy Corp	5.875		415,220
18,823		CMS Energy Corp	5.875		435,752
15,538		DTE Energy Co	5.250		328,473
14,608		DTE Energy Co	4.375		249,066
16,486		DTE Energy Co	4.375		283,065
47,762		DTE Energy Co	6.250		1,188,796
42,195		Duke Energy Corp	5.750		1,053,609
35,754		Duke Energy Corp	5.625		879,548
28,928		Georgia Power Co	5.000		647,987
22,463		SCE Trust VII	7.500		567,865
20,225		SCE Trust VIII	6.950		480,748
12,974		Southern Co/The	4.200		230,159
36,525		Southern Co/The	6.500		927,735
15,426		Southern Co/The	4.950		312,222
16,742		Southern Co/The	5.250		361,795
61,875		Xcel Energy Inc	6.250		1,544,400

		TOTAL UTILITIES			14,066,419

		TOTAL PREFERRED STOCK (Cost $64,600,303)			56,488,356

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		VARIABLE RATE SENIOR LOAN INTERESTS - 3.6% (2.4% of Total Investments)

		AUTOMOBILES & COMPONENTS - 0.2%
$598,500	(f)	Clarios Global LP, Term Loan B, (TSFR1M + 2.750%)	6.466	01/28/32	602,333

		TOTAL AUTOMOBILES & COMPONENTS			602,333

See Notes to Financial Statements	65

Portfolio of Investments December 31, 2025 (continued)

JRI

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE
		COMMERCIAL & PROFESSIONAL SERVICES - 0.6%

$1,065,000	(f)	Wash Multifamily Parent Inc, Term Loan B, (TSFR1M + 3.250%)	6.966%	09/10/32	$1,075,426
981,778	(f)	WIN Waste Innovations Holdings, Inc., Term Loan B, (TSFR1M + 2.750%)	6.581	03/27/28	985,667

		TOTAL COMMERCIAL & PROFESSIONAL SERVICES			2,061,093

		CONSUMER SERVICES - 0.2%
949,974	(f)	Caesars Entertainment Inc., Term Loan B, (TSFR1M + 2.250%)	5.966	02/06/30	944,987

		TOTAL CONSUMER SERVICES			944,987

		MEDIA & ENTERTAINMENT - 0.7%
1,485,000	(f)	Charter Communications Operating, LLC, Term Loan B5, (TSFR3M + 2.250%)	6.235	12/15/31	1,487,784
1,000,000	(f)	Sunrise Financing Partnership, Term Loan AAA, (TSFR6M + 2.500%)	6.691	02/17/32	1,004,805
224,432	(f),(g)	WideOpenWest Finance LLC, Super Senior 2nd Out Term Loan, (TBD)	TBD	TBD	204,794

		TOTAL MEDIA & ENTERTAINMENT			2,697,383

		REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.2%
641,109	(f)	Hill Top Energy Center LLC, Term Loan B, (TSFR3M + 3.250%)	6.922	06/28/32	648,055

		TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT			648,055

		TECHNOLOGY HARDWARE & EQUIPMENT - 0.1%
435,000	(f)	CommScope, Inc., Term Loan, (TSFR1M + 4.750%)	8.466	12/17/29	436,383

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			436,383

		TELECOMMUNICATION SERVICES - 0.3%
225,000	(f)	Connect Holding II LLC, Delayed Draw Term Loan, (TSFR1M + 4.250%)	3.740	04/03/31	196,665
236,000	(f)	GOGO Intermediate Holdings LLC, Term Loan B, (TSFR1M + 3.750%)	7.581	04/28/28	216,382
542,151	(f)	Lumen Technologies, Inc., Extended Term Loan B2, (TSFR1M + 2.350%)	6.181	04/15/30	539,904
250,000	(f)	Telesat Canada, Term Loan B5, (TSFR3M + 2.750%)	6.834	12/07/26	197,723

		TOTAL TELECOMMUNICATION SERVICES			1,150,674

		TRANSPORTATION - 0.6%
605,611	(f)	Genesee & Wyoming Inc. (New), Term Loan B, (TSFR3M + 1.750%)	5.422	04/10/31	606,269
1,492,500	(f)	NA Rail HoldCo. LLC, Term Loan B, (TSFR3M + 3.000%)	6.738	03/08/32	1,507,425

		TOTAL TRANSPORTATION			2,113,694

		UTILITIES - 0.7%
1,000,000	(f)	Calpine Corporation, Term Loan B10, (TSFR1M + 1.750%)	5.466	01/31/31	1,001,055
496,250	(f)	Long Ridge Energy LLC, Term Loan B, (TSFR3M + 4.500%)	8.172	02/19/32	492,218
999,156	(f)	Vistra Operations Company LLC, First Lien Term Loan B3, (TSFR1M + 1.750%)	5.466	12/20/30	1,005,405

		TOTAL UTILITIES			2,498,678

		TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (Cost $13,120,561)			13,153,280

		TOTAL LONG-TERM INVESTMENTS (Cost $503,778,189)			528,450,385

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SHORT-TERM INVESTMENTS - 2.5%(1.7% of Total Investments)

		REPURCHASE AGREEMENTS - 2.5% (1.7% of Total Investments)
9,125,000	(h)	Fixed Income Clearing Corporation	3.780	01/02/26	9,125,000

		TOTAL REPURCHASE AGREEMENTS (Cost $9,125,000)			9,125,000

		TOTAL SHORT-TERM INVESTMENTS (Cost $9,125,000)			9,125,000

		TOTAL INVESTMENTS - 146.5% (Cost $512,903,189)			537,575,385

		BORROWINGS - (46.6)% (i),(j)			(170,945,000)

		OTHER ASSETS & LIABILITIES, NET - 0.1%			366,907

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$366,997,292

66	See Notes to Financial Statements

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

ADR	American Depositary Receipt
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
PIK

Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust
TBD

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

TSFR1M	CME Term Secured Overnight Financing Rate 1 Month
TSFR3M	CME Term Secured Overnight Financing Rate 3 Month
TSFR6M	CME Term Secured Overnight Financing Rate 6 Month

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the fiscal period, the aggregate value of these securities is $97,855,797 or 18.2% of Total Investments.

(b)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(c)	Contains $1,000 Par Preferred and/or Contingent Capital Securities.
(d)	Perpetual security. Maturity date is not applicable.
(e)	$1,000 Par Institutional Preferred security. As of the end of the period, the percent of $1,000 Par Institutional Preferred securities was 15.2% of Total Investments.
(f)

Floating or variable rate security includes the reference rate and spread, when applicable. For mortgage-backed or asset-backed securities the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

(g)	When-issued or delayed delivery security.
(h)

Agreement with Fixed Income Clearing Corporation, 3.780% dated 12/31/25 to be repurchased at $9,126,916 on 1/2/26, collateralized by Government Agency Securities, with coupon rate 3.500% and maturity date 11/30/30, valued at $9,307,720.

(i)	Borrowings as a percentage of Total Investments is 31.8%.
(j)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $294,830,992 have been pledged as collateral for borrowings.

Principal denominated in U.S. Dollars, unless otherwise noted.

Investments in Derivatives

Futures Contracts - Short

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Ultra 10-Year Note	(52)	3/26	$(5,999,295)	$(5,980,812)	$18,483

See Notes to Financial Statements	67

Portfolio of Investments December 31, 2025

JRS

SHARES	DESCRIPTION	VALUE

	LONG-TERM INVESTMENTS - 142.2% (98.2% of Total Investments)
	COMMON STOCKS - 103.5% (71.5% of Total Investments)
	DATA CENTER REITS - 11.2%
87,707	Digital Realty Trust Inc	$13,569,150
16,936	Equinix Inc	12,975,686

	TOTAL DATA CENTER REITS	26,544,836

	DIVERSIFIED REITS - 0.7%
24,140	WP Carey Inc	1,553,650

	TOTAL DIVERSIFIED REITS	1,553,650

	HEALTH CARE REITS - 15.9%
76,059	Alexandria Real Estate Equities Inc	3,722,327
434,918	Healthpeak Properties Inc	6,993,481
202,960	Ventas Inc	15,705,045
61,286	Welltower Inc	11,375,294

	TOTAL HEALTH CARE REITS	37,796,147

	HOTEL & RESORT REITS - 3.3%
255,096	Host Hotels & Resorts Inc	4,522,852
239,955	Pebblebrook Hotel Trust	2,716,291
82,330	Sunstone Hotel Investors Inc	736,030

	TOTAL HOTEL & RESORT REITS	7,975,173

	INDUSTRIAL REITS - 14.1%
150,940	First Industrial Realty Trust Inc	8,644,334
35,857	LXP Industrial Trust	1,777,790
180,297	Prologis Inc	23,016,715

	TOTAL INDUSTRIAL REITS	33,438,839

	MULTI-FAMILY RESIDENTIAL REITS - 12.8%
29,742	AvalonBay Communities Inc	5,392,522
84,444	Camden Property Trust	9,295,596
90,779	Equity Residential	5,722,708
22,020	Essex Property Trust Inc	5,762,194
73,990	UDR Inc	2,713,953
116,055	Veris Residential Inc	1,726,898

	TOTAL MULTI-FAMILY RESIDENTIAL REITS	30,613,871

	OFFICE REITS - 6.1%
56,295	BXP Inc	3,798,787
104,905	Cousins Properties Inc	2,704,451
158,225	Douglas Emmett Inc	1,738,893
105,350	Kilroy Realty Corp	3,936,929
50,850	SL Green Realty Corp	2,332,490

	TOTAL OFFICE REITS	14,511,550

	OTHER SPECIALIZED REITS - 2.8%
237,785	VICI Properties Inc	6,686,514

	TOTAL OTHER SPECIALIZED REITS	6,686,514

	RETAIL REITS - 21.1%
93,355	Acadia Realty Trust	1,917,512
72,955	Agree Realty Corp	5,254,949
75,055	Federal Realty Investment Trust	7,565,544
159,400	Kimco Realty Corp	3,231,038
308,531	Kite Realty Group Trust	7,395,488
268,494	Macerich Co/The	4,956,399
116,005	NNN REIT Inc	4,597,278
107,880	Realty Income Corp	6,081,196
48,794	Simon Property Group Inc	9,032,257

	TOTAL RETAIL REITS	50,031,661

	SELF-STORAGE REITS - 7.4%
188,452	CubeSmart	6,793,695
32,639	Extra Space Storage Inc	4,250,251
24,475	Public Storage	6,351,262

	TOTAL SELF-STORAGE REITS	17,395,208

68	See Notes to Financial Statements

SHARES	DESCRIPTION		VALUE

	SINGLE-FAMILY RESIDENTIAL REITS - 5.6%
156,307	American Homes 4 Rent, Class A		$5,017,455
130,935	Invitation Homes Inc		3,638,684
37,385	Sun Communities Inc		4,632,375

	TOTAL SINGLE-FAMILY RESIDENTIAL REITS		13,288,514

	TELECOM TOWER REITS - 2.5%
30,135	SBA Communications Corp		5,829,013

	TOTAL TELECOM TOWER REITS		5,829,013

	TOTAL COMMON STOCKS (Cost $191,267,902)		245,664,976

SHARES	DESCRIPTION	RATE	VALUE

	CONVERTIBLE PREFERRED SECURITIES - 0.7% (0.5% of Total Investments)
	EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.7%
30,155	Kimco Realty Corp	7.250%	1,766,178

	TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)	1,766,178

	TOTAL CONVERTIBLE PREFERRED SECURITIES (Cost $1,495,538)	1,766,178

SHARES	DESCRIPTION	RATE	VALUE

	PREFERRED STOCK - 38.0% (26.2% of Total Investments)
	DATA CENTER REITS - 3.5%
194,120	Digital Realty Trust Inc	5.200	3,973,636
96,245	Digital Realty Trust Inc	5.850	2,297,368
95,960	Digital Realty Trust Inc	5.250	1,987,332

	TOTAL DATA CENTER REITS		8,258,336

	DIVERSIFIED REITS - 1.3%
34,560	Armada Hoffler Properties Inc	6.750	730,253
10,000	CTO Realty Growth Inc	6.375	205,000
44,840	DigitalBridge Group Inc	7.125	994,999
52,815	DigitalBridge Group Inc	7.150	1,172,493

	TOTAL DIVERSIFIED REITS		3,102,745

	HOTEL & RESORT REITS - 3.8%
90,130	Chatham Lodging Trust	6.625	1,774,660
21,740	Pebblebrook Hotel Trust	6.300	414,147
151,610	Pebblebrook Hotel Trust	6.375	2,835,107
88,100	Pebblebrook Hotel Trust	5.700	1,557,608
55,820	Sunstone Hotel Investors Inc	6.125	1,113,609
69,935	Sunstone Hotel Investors Inc	5.700	1,349,046

	TOTAL HOTEL & RESORT REITS		9,044,177

	INDUSTRIAL REITS - 3.0%
56,719	Prologis Inc	8.540	3,227,311
22,741	Rexford Industrial Realty Inc	5.875	522,588
158,030	Rexford Industrial Realty Inc	5.625	3,385,003

	TOTAL INDUSTRIAL REITS		7,134,902

	MULTI-FAMILY RESIDENTIAL REITS - 0.8%
34,353	Mid-America Apartment Communities Inc	8.500	1,837,885

	TOTAL MULTI-FAMILY RESIDENTIAL REITS		1,837,885

	OFFICE REITS - 12.1%
12,713	Highwoods Properties Inc	8.625	13,214,955
144,320	SL Green Realty Corp	6.500	3,030,720
176,330	Vornado Realty Trust	4.450	2,512,702
226,090	Vornado Realty Trust	5.250	3,820,921
222,827	Vornado Realty Trust	5.250	3,776,918
126,524	Vornado Realty Trust	5.400	2,235,679

	TOTAL OFFICE REITS		28,591,895

	OTHER SPECIALIZED REITS - 0.1%
12,465	EPR Properties	5.750	244,813

	TOTAL OTHER SPECIALIZED REITS		244,813

See Notes to Financial Statements	69

Portfolio of Investments December 31, 2025 (continued)

JRS

SHARES		DESCRIPTION	RATE		VALUE

		RETAIL REITS - 7.0%
99,265		Agree Realty Corp	4.250%		$1,699,417
134,110		Federal Realty Investment Trust	5.000		2,695,611
156,704		Kimco Realty Corp	5.250		3,235,938
124,919		Kimco Realty Corp	5.125		2,523,364
51,590		Regency Centers Corp	5.875		1,164,386
73,095		Regency Centers Corp	6.250		1,722,118
19,725		Saul Centers Inc	6.125		410,477
127,775		Saul Centers Inc	6.000		2,915,825
3,184		Simon Property Group Inc	8.375		169,378

		TOTAL RETAIL REITS			16,536,514

		SELF-STORAGE REITS - 4.9%
44,661		National Storage Affiliates Trust	6.000		940,114
3,225		Public Storage	4.000		51,471
76,355		Public Storage	4.000		1,214,808
2,940		Public Storage	3.900		46,011
94,460		Public Storage	4.625		1,747,510
26,125		Public Storage	4.750		496,375
16,700		Public Storage	4.700		311,622
83,290		Public Storage	4.875		1,608,330
142,370		Public Storage	5.600		3,254,578
102,599		Public Storage	5.050		2,068,396

		TOTAL SELF-STORAGE REITS			11,739,215

		SINGLE-FAMILY RESIDENTIAL REITS - 1.5%
102,970		American Homes 4 Rent	6.250		2,503,201
34,615		American Homes 4 Rent	5.875		799,260
12,175		UMH Properties Inc	6.375		265,659

		TOTAL SINGLE-FAMILY RESIDENTIAL REITS			3,568,120

		TOTAL PREFERRED STOCK (Cost $105,583,840)			90,058,602

		TOTAL LONG-TERM INVESTMENTS (Cost $298,347,280)			337,489,756

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SHORT-TERM INVESTMENTS - 2.6%(1.8% of Total Investments)
		REPURCHASE AGREEMENTS - 2.6% (1.8% of Total Investments)
$6,100,000	(a)	Fixed Income Clearing Corporation	3.780	01/02/26	6,100,000

		TOTAL REPURCHASE AGREEMENTS (Cost $6,100,000)			6,100,000

		TOTAL SHORT-TERM INVESTMENTS (Cost $6,100,000)			6,100,000

		TOTAL INVESTMENTS - 144.8% (Cost $304,447,280)			343,589,756

		BORROWINGS - (43.2)% (b),(c)			(102,400,000)

		OTHER ASSETS & LIABILITIES, NET - (1.6)%			(3,943,608)

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$237,246,148

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

REIT	Real Estate Investment Trust

(a)

Agreement with Fixed Income Clearing Corporation, 3.780% dated 12/31/25 to be repurchased at $6,101,281 on 1/2/26, collateralized by Government Agency Securities, with coupon rate 3.625% and maturity date 10/31/30, valued at $6,222,131.

(b)	Borrowings as a percentage of Total Investments is 29.8%.
(c)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $204,342,798 have been pledged as collateral for borrowings.

70	See Notes to Financial Statements

Statement of Assets and Liabilities

December 31, 2025	NMAI	JRI	JRS
ASSETS
Long-term investments, at value†	$678,724,227	$528,450,385	$337,489,756
Short-term investments, at valueà	10,300,000	9,125,000	6,100,000
Cash denominated in foreign currencies^	28,534	889,782	–
Cash collateral at broker for investments in futures contracts(1)	–	142,769	–
Receivables:
Dividends	222,158	1,183,392	1,496,088
Interest	3,253,347	3,109,907	641
Investments sold	1,856,995	447,478	–
Reclaims	626,012	134,218	–
Reimbursement from Adviser	4,234	81,663	–
Variation margin on futures contracts	–	9,750	–
Other	71,191	23,839	36,682

Total assets	695,086,698	543,598,183	345,123,167
LIABILITIES
Cash overdraft	3,049,665	3,181,402	4,623,102
Borrowings	174,786,000	170,945,000	102,400,000
Reverse repurchase agreements, including accrued interest	35,122,150	–	–
Unrealized depreciation on forward foreign currency contracts	1,732	–	–
Payables:
Management fees	496,139	435,189	248,618
Capital gain taxes	891	–	–
Interest	604,050	744,703	434,092
Investments purchased - regular settlement	32,608	750,118	–
Investments purchased - when-issued/delayed-delivery settlement	1,818,425	206,477	–
Unfunded senior loans	135,795	–	–
Accrued expenses:
Custodian fees	413,217	260,343	47,371
Investor relations fees	34,147	9,911	53,412
Trustees fees	70,167	26,535	37,618
Professional fees	3,707	3,828	4,921
Shareholder reporting expenses	31,083	33,123	27,633
Shareholder servicing agent fees	308	2,619	252
Other	10,853	1,643	–

Total liabilities	216,610,937	176,600,891	107,877,019
Net assets applicable to common shares	$478,475,761	$366,997,292	$237,246,148

Common shares outstanding	33,425,645	27,440,071	28,892,471
Net asset value (“NAV”) per common share outstanding	$14.31	$13.37	$8.21
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share	$334,256	$274,401	$288,925
Paid-in capital	391,479,465	533,129,317	205,269,874
Total distributable earnings (loss)	86,662,040	(166,406,426)	31,687,349
Net assets applicable to common shares	$478,475,761	$366,997,292	$237,246,148
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited
† Long-term investments, cost	$584,217,446	$503,778,189	$298,347,280
à Short-term investments, cost	$10,300,000	$9,125,000	$6,100,000
^ Cash denominated in foreign currencies, cost	$29,781	$891,672	$–

(1) Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See Notes to Financial Statements

Statement of Operations

Year Ended December 31, 2025	NMAI	JRI	JRS

INVESTMENT INCOME
Affiliated income	$60,834	$386,660	$—
Dividends	8,364,301	17,748,619	13,414,970
Interest	20,252,609	13,903,671	214,085
Rehypothecation income	48,092	—	—
Tax withheld	(352,234)	(719,766)	—
Total investment income	28,373,602	31,319,184	13,629,055

EXPENSES
Management fees	5,554,497	5,156,401	3,027,988
Shareholder servicing agent fees	1,375	18,920	—
Interest expense	9,240,970	8,598,323	5,147,839
Trustees fees	22,969	19,045	12,425
Custodian expenses	383,759	240,526	48,120
Investor relations expenses	86,021	127,085	75,690
Professional fees	111,677	70,736	58,174
Shareholder reporting expenses	61,069	58,768	56,186
Stock exchange listing fees	10,567	8,671	9,130
Other	24,010	10,112	6,413
Total expenses	15,496,914	14,308,587	8,441,965

Net investment income (loss)	12,876,688	17,010,597	5,187,090

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments*	23,387,621	10,506,081	9,579,927
Forward foreign currency contracts	(21,494)	—	—
Futures contracts	—	122,842	—
Written options	462,943	—	—
Swap contracts	—	1,652,687	1,063,133
Foreign currency transactions	(197,421)	125,383	(17,209)
Net realized gain (loss)	23,631,649	12,406,993	10,625,851

Change in unrealized appreciation (depreciation) on:
Investments **	44,873,684	21,522,783	(19,108,883)
Forward foreign currency contracts	(60,225)	—	—
Futures contracts	—	(323,497)	—
Written options	(115,914)	—	—
Swap contracts	—	(1,577,197)	(1,015,917)
Foreign currency translations	59,390	71,538	—
Net change in unrealized appreciation (depreciation)	44,756,935	19,693,627	(20,124,800)

Net realized and unrealized gain (loss)	68,388,584	32,100,620	(9,498,949)

Net increase (decrease) in net assets applicable to common shares from operations	$81,265,272	$49,111,217	$(4,311,859)
* Net of foreign capital gains tax	$(32)	$—	$—
* Net of change in foreign capital gains tax	$(891)	$—	$—

See Notes to Financial Statements

Statement of Changes in Net Assets

	NMAI		JRI

	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/25	Year Ended 12/31/24
OPERATIONS
Net investment income (loss)	$12,876,688	$12,289,623	$17,010,597	$14,857,796
Net realized gain (loss)	23,631,649	2,139,980	12,406,993	11,025,082
Net change in unrealized appreciation (depreciation)	44,756,935	21,345,470	19,693,627	(375,263)

Net increase (decrease) in net assets applicable to common shares from operations	81,265,272	35,775,073	49,111,217	25,507,615

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(13,281,245)	(12,673,637)	(22,392,838)	(18,052,526)
Return of Capital	(29,821,124)	(42,562,242)	(21,534,905)	(21,276,701)

Total distributions	(43,102,369)	(55,235,879)	(43,927,743)	(39,329,227)

CAPITAL SHARE TRANSACTIONS

Common shares:

Reinvestments of distributions	—	—	316,245	—
Net increase (decrease) applicable to common shares from capital share transactions	—	—	316,245	—
Net increase (decrease) in net assets applicable to common shares	38,162,903	(19,460,806)	5,499,719	(13,821,612)
Net assets applicable to common shares at the beginning of period	440,312,858	459,773,664	361,497,573	375,319,185

Net assets applicable to common shares at the end of period	$478,475,761	$440,312,858	$366,997,292	$361,497,573

See Notes to Financial Statements

Statement of Changes in Net Assets (continued)

	JRS
	Year Ended 12/31/25	Year Ended 12/31/24
OPERATIONS
Net investment income (loss)	$5,187,090	$2,420,053
Net realized gain (loss)	10,625,851	8,991,450
Net change in unrealized appreciation (depreciation)	(20,124,800)	13,892,645

Net increase (decrease) in net assets applicable to common shares from operations	(4,311,859)	25,304,148

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(6,058,316)	(7,022,713)
Return of Capital	(13,588,564)	(12,624,167)

Total distributions	(19,646,880)	(19,646,880)
Net increase (decrease) in net assets applicable to common shares	(23,958,739)	5,657,268
Net assets applicable to common shares at the beginning of period	261,204,887	255,547,619

Net assets applicable to common shares at the end of period	$237,246,148	$261,204,887

See Notes to Financial Statements

Statement of Cash Flows

Year Ended December 31, 2025	NMAI	JRI	JRS

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$81,265,272	$49,111,217	$(4,311,859)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(435,805,516)	(383,961,249)	(78,351,665)
Proceeds from sale and maturities of investments	445,065,985	413,716,250	95,668,689
Proceeds from (Purchase of) short-term investments, net	15,575,000	3,300,000	4,200,000
Proceeds from (Purchase of) closed foreign currency spot transactions	(43,533)	131,993	(17,209)
Proceeds from litigation settlement	658	3,857	59
Capital gains and return of capital distributions from investments	152,361	2,820,166	3,646,371
Amortization (Accretion) of premiums and discounts, net	(616,321)	(158,222)	(12,052)
(Increase) Decrease in:
Receivable for dividends	192,428	59,522	16,663
Receivable for interest	(353,908)	249,939	73,251
Receivable for reclaims	75,473	(4,936)	—
Receivable for investments sold	(471,728)	(279,653)	—
Receivable for reimbursement from Adviser	12,709	45,716	—
Receivable for variation margin on futures contracts	—	18,625	—
Other assets	12,625	4,979	4,249
Increase (Decrease) in:
Payable for interest	81,425	(96,637)	(94,808)
Payable for investments purchased—regular settlement	(60,907)	519,977	(888,933)
Payable for investments purchased—when-issued/delayed-delivery settlement	(3,347,008)	(2,294,788)	—
Payable for unfunded senior loans	96,537	—	—
Payable for management fees	43,328	(8,798)	(30,068)
Accrued custodian fees	177,256	121,331	22,575
Accrued investor relations fees	3,511	2,602	31,465
Accrued Trustees fees	(10,339)	(3,465)	(6,119)
Accrued professional fees	(16,547)	(1,324)	(339)
Accrued shareholder reporting expenses	(11,310)	(12,053)	(3,683)
Accrued shareholder servicing agent fees	203	1,255	(565)
Accrued other expenses	10,853	1,643	—
Net realized (gain) loss from investments	(23,387,621)	(10,506,081)	(9,579,927)
Net realized (gain) loss from foreign currency transactions	197,421	(125,383)	17,209
Net realized (gain) loss from written options	(462,943)	—	—
Net realized (gain) loss from paydowns	(264,964)	274	—
Net change in unrealized (appreciation) depreciation of investments	(44,873,684)	(21,522,783)	19,108,883
Net change in unrealized (appreciation) depreciation of forward foreign currency	60,225	—	—
Net change in unrealized (appreciation) depreciation of swap contracts	—	1,577,197	1,015,917
Net change in unrealized (appreciation) depreciation of written options	115,914	—	—
Net change in unrealized (appreciation) depreciation on foreign currency translations	(59,390)	(71,538)	—
Net cash provided by (used in) operating activities	33,353,465	52,639,633	30,508,104
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	63,950,000	—	—
(Repayments) of borrowings	(11,500,000)	(8,000,000)	(10,000,000)
Proceeds from reverse repurchase agreements	372,436,800	—	—
(Repayments of) reverse repurchase agreements	(405,474,960)	—	—
Increase (Decrease) in:
Cash overdraft	(9,678,340)	(896,116)	205,975
Cash collateral due to broker	—	(1,225,766)	(1,067,199)
Cash distributions paid to common shareholders	(43,102,369)	(43,611,498)	(19,646,880)

Net cash provided by (used in) financing activities	(33,368,869)	(53,733,380)	(30,508,104)
Net increase (decrease) in cash, cash denominated in foreign currencies and cash collateral at brokers	(15,404)	(1,093,747)	–
Cash and cash denominated in foreign currencies at the beginning of period	43,938	2,126,298	—
Cash, cash denominated in foreign currencies and cash collateral at brokers at the end of period	$28,534	$1,032,551	$—

See Notes to Financial Statements

The following table provides a reconciliation of cash, cash denominated in foreign currencies and cash collateral at brokers to the Statement of Assets and Liabilities:

	NMAI	JRI	JRS
Cash denominated in foreign currencies	$28,534	$889,782	$—
Cash collateral at broker for investments in futures contracts	—	142,769	—

Total cash, cash denominated in foreign currencies and cash collateral at brokers	$28,534	$1,032,551	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION	NMAI	JRI	JRS
Cash paid for interest	$9,135,518	$8,650,410	$5,236,104
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—	316,245	—

See Notes to Financial Statements

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Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations				Less Distributions to Common Shareholders			Common Share

	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Discount Per Share Repurchased and Retired		Net Asset Value, End of Period	Share Price, End of Period
NMAI
12/31/25	$13.17	$0.39	$2.04	$2.43	$(0.40)	$—	$(0.89)	$(1.29)	$—		$14.31	$13.04
12/31/24	13.76	0.37	0.69	1.06	(0.38)	—	(1.27)	(1.65)	—		13.17	12.04
12/31/23	13.41	0.39	1.26	1.65	(0.62)	—	(0.68)	(1.30)	—		13.76	12.30
12/31/22	20.03	0.47	(4.86)	(4.39)	(1.40)	(0.83)	—	(2.23)	—		13.41	11.49
12/31/21(e)	20.00	0.07	0.31	0.38	(0.06)	(0.29)	—	(0.35)	—		20.03	18.65
JRI
12/31/25	13.19	0.62	1.16	1.78	(0.81)	—	(0.79)	(1.60)	—		13.37	13.61
12/31/24	13.69	0.54	0.39	0.93	(0.65)	—	(0.78)	(1.43)	—		13.19	12.13
12/31/23	13.57	0.55	0.65	1.20	(0.66)	—	(0.42)	(1.08)	—	(g)	13.69	11.72
12/31/22	17.41	0.78	(3.46)	(2.68)	(0.77)	—	(0.39)	(1.16)	—		13.57	11.70
12/31/21	15.84	1.00	1.73	2.73	(1.09)	—	(0.07)	(1.16)	—		17.41	16.12
JRS
12/31/25	9.04	0.18	(0.33)	(0.15)	(0.21)	—	(0.47)	(0.68)	—		8.21	7.66
12/31/24	8.84	0.08	0.80	0.88	(0.24)	—	(0.44)	(0.68)	—		9.04	8.63
12/31/23	8.12	0.16	1.24	1.40	(0.23)	—	(0.45)	(0.68)	—		8.84	7.82
12/31/22	13.22	0.27	(4.54)	(4.27)	(0.26)	(0.30)	(0.27)	(0.83)	—		8.12	7.56
12/31/21	9.63	0.25	4.10	4.35	(0.20)	(0.56)	—	(0.76)	—		13.22	12.82

(a)	Based on average shares outstanding.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested distributions at Common Share NAV, if any. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last distribution declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested distributions, if any, at the average price paid per share at the time of reinvestment. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last distribution declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value(b)	Based on Share Price(b)	Net Assets, End of Period (000)	Expenses(c)	Net Investment Income (Loss)(c),(d)	Portfolio Turnover Rate

19.23%	19.86%	$478,476	3.38%	2.81%	68%
7.85	11.46	440,313	3.50	2.66	41
12.87	19.43	459,774	3.68	2.86	46
(21.91)	(26.29)	448,357	2.53	2.88	129
1.90	(5.00)	669,611	1.63(f)	3.35(f)	66

14.15	26.60	366,997	3.90	4.64	72
7.03	16.12	361,498	4.14	3.99	80
9.32	10.02	375,319	4.07	4.15	59
(15.83)	(20.83)	372,451	2.63	5.09	71
17.73	29.09	477,911	1.82	5.94	73

(1.70)	(3.39)	237,246	3.40	2.09	22
10.28	19.66	261,205	3.52	0.93	31
18.14	13.46	255,548	3.64	1.88	33
(32.94)	(35.25)	234,497	2.33	2.58	58
46.38	62.73	381,815	1.54	2.16	92

(c)

• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

• The expense ratios reflect, among other things, all interest expense and other costs related to borrowings, preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
NMAI

12/31/25	2.02%
12/31/24	2.06
12/31/23	2.32
12/31/22	1.04
12/31/21	0.12	(e),(f)
JRI

12/31/25	2.34
12/31/24	2.48
12/31/23	2.53
12/31/22	1.04
12/31/21	0.34
JRS

12/31/25	2.07
12/31/24	2.25
12/31/23	2.31
12/31/22	1.01
12/31/21	0.27

(d)	Includes voluntary compensation from the Adviser as further described in the Notes to Financial Statements.
(e)	For the period November 22, 2021 (commencement of operations) through December 31, 2021.
(f)	Annualized.
(g)	Value rounded to zero.

See Notes to Financial Statements

Financial Highlights

The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last five fiscal periods, as applicable.

	Borrowings

	Aggregate Amount Outstanding (000)(a)	Asset Coverage Per $1,000(b)
NMAI
12/31/25	$174,786	$3,737
12/31/24	122,336	4,599
12/31/23	85,416	6,383
12/31/22	175,601	3,553
12/31/21(c)	178,550	4,750
JRI
12/31/25	170,945	3,147
12/31/24	178,945	3,020
12/31/23	151,695	3,474
12/31/22	166,985	3,230
12/31/21	197,935	3,414
JRS
12/31/25	102,400	3,317
12/31/24	112,400	3,324
12/31/23	94,400	3,707
12/31/22	104,400	3,246
12/31/21	144,000	3,651

(a)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference, if applicable, as of the end of the relevant fiscal year.
(b)

Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s borrowings (excluding temporary borrowings) then outstanding and multiplying the result by 1,000. For purpose of asset coverage above, senior securities consist of preferred shares or borrowings of a Fund and does not include derivative transactions and other investments that have the economic effect of leverage such as reverse repurchase agreements and tender option bonds. If the leverage effects of such investments were included, the asset coverage amounts presented would be lower.

(c)	For the period November 22, 2021 (commencement of operations) through December 31, 2021.

Notes to Financial Statements

1.	General Information

Fund Information: The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

 • Nuveen Multi-Asset Income Fund (NMAI)

 • Nuveen Real Asset Income and Growth Fund (JRI)

 • Nuveen Real Estate Income Fund (JRS)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as closed-end management investment companies. NMAI, JRI and JRS were organized as Massachusetts business trusts on April 22, 2021, January 10, 2012 and August 27, 2001, respectively.

Current Fiscal Period: The end of the reporting period for the Funds is December 31, 2025, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2025 (the “current fiscal period”).

Investment Adviser and Sub-Adviser: The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolio, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. For NMAI, the Adviser has entered into sub-advisory agreements (each a “Sub-Advisory Agreement”) with each of Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and Winslow Capital Management LLC (“Winslow”), each of which are affiliates of the Adviser. Pursuant to the Sub-Advisory Agreement with NAM, NAM is responsible for the Fund’s dynamic asset allocation strategy and for allocating the Fund’s assets among each of the various Sub-Advisers. NAM, TAL and Winslow under each Sub-Advisory Agreement manages the investment portfolios of the Fund allocated to it. For JRI, the Adviser has entered into a sub-advisory agreement with NAM under which NAM manages the investment portfolio of JRI. For JRS, the Adviser has entered into sub-advisory agreements with Security Capital Research & Management Incorporated (“Security Capital”), under which Security Capital manages JRS’s investment portfolio. The Adviser is responsible for managing the Funds’ investments in swap contracts. NAM, TAL, Winslow and Security Capital are each a “Sub-Adviser”.

2.	Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation: The Funds pay no compensation directly to those of its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Shareholders: Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

NMAI and JRI make monthly cash distributions, while JRS makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Prior to the June 2025 distribution, NMAI made quarterly cash distribution. Subject to approval and oversight by the Board, JRS seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by common shareholders as a non-taxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on NAV, the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by a Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The distribution policy for NMAI and JRI, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, Each Fund may distribute more or less than its net investment income during the period. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return

Notes to Financial Statements (continued)

of capital the NAV per share may erode. The practice of maintaining a stable distribution level had no material effect on each Fund’s investment strategy during the most recent fiscal period and is not expected to have such an effect in future periods, however, distributions in excess of Fund returns will cause its NAV per share to erode.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in a Fund’s portfolio. Distributions received from certain securities in which a Fund invests, most notably real estate investment trust securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year for the previous year. The distribution is included in a Fund’s ordinary income until such time a Fund is notified by the issuer of the actual tax character. Dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities for distributions during the current fiscal period.

Foreign Currency Transactions and Translation: To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Some markets in which the Funds invest impose capital controls, repatriation limits and/or transaction fees, for example, on the amount of foreign currency that may be converted to U.S. dollars. These restrictions, in some markets where foreign exchange restrictions are imposed, may be reflected in non-deliverable forward rates (NDF), or prevailing “offshore” rates that apply to non-local investors. Accordingly, the Fund may apply NDF rates, or another alternative exchange rate believed by the Adviser to be more reflective of the rates at which the Funds may transact, where applicable, to convert the value of non-U.S. dollar denominated securities to U.S. dollars. The U.S. dollar market value of such securities held in markets where NDF rates exist may be lower than the U.S. dollar market value of securities using prevailing local or “onshore” foreign currency exchange rates.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from foreign currency transactions” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of foreign currency translations” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

As of the end of the current fiscal period, NMAI’s and JRI’s investments in non-U.S. securities were as follows:

NMAI	Value	% of Total Investments
Country:
Japan	$23,557,362	3.4%
United Kingdom	21,247,823	3.1
France	16,601,217	2.4
Germany	14,062,508	2.0
Spain	13,229,630	1.9
Switzerland	10,011,048	1.5
Canada	8,465,285	1.2
Netherlands	7,369,736	1.1
Mexico	7,227,339	1.1
Other	60,149,827	8.7
Total non-U.S. Securities	$181,921,775	26.4%

JRI	Value	% of Total Investments
Country:
Canada	$53,731,450	10.0%
United Kingdom	28,114,275	5.2
France	13,524,433	2.5
Italy	13,321,106	2.5
Singapore	9,397,019	1.7
Australia	8,808,782	1.6
Japan	8,033,456	1.5
Mexico	6,698,126	1.2
Hong Kong	5,814,369	1.1
Other	18,882,476	3.6
Total non-U.S. Securities	$166,325,492	30.9%

Foreign Taxes: The Funds may be subject to foreign taxes on income, gains on investments or foreign currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Indemnifications: Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in kind (“PIK”) interest, paydown gains and losses and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Rehypothecation income when applicable, is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described later in these Notes to Financial Statements

Netting Agreements: In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statement of Assets and Liabilities.

The Funds’ investments subject to netting agreements as of the end of the current fiscal period, if any, are further described later in these Notes to Financial Statements.

Segment Reporting: Each Fund represents a single operating segment. The officers of the Funds act as the chief operating decision maker (“CODM”), as defined in U.S. GAAP. The CODM monitors the operating results of each Fund as a whole and is responsible for each Fund’s long-term strategic asset allocation in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Statement of Assets and Liabilities as “total assets” and significant segment revenues and expenses are listed on the Statement of Operations.

New Accounting Pronouncement (ASU No. 2023-09): In December 2023, the FASB issued Accounting Standard Update (“ASU”) No. 2023-09, Income Taxes (Topic 740) Improvements to Income tax disclosures (“ASU 2023-09”). The primary purpose of the amendments within ASU 2023-09 is to enhance the transparency and decision usefulness of income tax disclosures primarily related to the rate reconciliation table and income taxes paid information. The amendments in ASU 2023-09 are effective for annual periods beginning after December 15, 2024. During the current fiscal period, the Funds adopted the new guidance. See Note 7 for more information.

Notes to Financial Statements (continued)

New Accounting Pronouncement (ASU No. 2025-11): In December 2025, the FASB issued ASU No. 2025-11, Interim Reporting (Topic 270) Narrow Scope Improvements (“ASU 2025-11”). The amendments in ASU 2025-11 provide a comprehensive list of interim disclosures that are required by U.S. GAAP. ASU 2025-11 also includes a disclosure principle that requires entities to disclose events since the end of the last annual reporting period that have a material impact on the entity. The amendments in ASU 2025-11 are effective for interim reporting periods within annual reporting periods beginning after December 15, 2027. Early adoption is permitted for all entities. Management is currently evaluating the implications of these changes on the financial statements.

3.	Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.

Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the pricing services and are generally classified as Level 1 or 2.

Investments in investment companies are valued at their respective NAVs or share price on the valuation date and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Forward foreign currency contracts are valued using the prevailing forward exchange rate which is derived from quotes provided by the pricing service using the procedures approved by the Adviser, subject to the oversight of the Board, and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.

Purchased and written options traded and listed on a national market or exchange are valued at the mean of the closing bid and asked prices and are generally classified as Level 1.

For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the current fiscal period, based on the inputs used to value them:

NMAI	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Asset-Backed Securities	$–	$1,954,469	$217,130	$2,171,599
Common Stocks	235,199,801	100,246,667	8	335,446,476
Corporate Bonds	–	92,572,057	–	92,572,057
Emerging Market Debt and Foreign Corporate Bonds	–	68,760,634	1,446,701	70,207,335
Exchange-Traded Funds	36,419,316	–	–	36,419,316
Investment Companies	66,548	–	–	66,548
Mortgage-Backed Securities	–	58,937,504	–	58,937,504
Preferred Stock	5,120,097	–	–	5,120,097
U.S. Government and Agency Obligations	–	27,674,863	–	27,674,863
Variable Rate Senior Loan Interests	–	50,107,305	1,127	50,108,432
Short-Term Investments:
Repurchase Agreements	–	10,300,000	–	10,300,000
Investments in Derivatives:
Forward Foreign Currency Contracts*	–	(1,732)	–	(1,732)
Total	$276,805,762	$410,551,767	$1,664,966	$689,022,495

JRI	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks	$177,551,827	$81,314,419	$–	$258,866,246
Convertible Preferred Securities	11,984,914	–	–	11,984,914
Corporate Bonds	–	173,904,488	–	173,904,488
Investment Companies	2,812,750	–	–	2,812,750
Mortgage-Backed Securities	–	11,240,351	–	11,240,351
Preferred Stock	56,488,356	–	–	56,488,356
Variable Rate Senior Loan Interests	–	13,153,280	–	13,153,280
Short-Term Investments:
Repurchase Agreements	–	9,125,000	–	9,125,000
Investments in Derivatives:
Futures Contracts*	18,483	–	–	18,483
Total	$248,856,330	$288,737,538	$–	$537,593,868

JRS	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks	$245,664,976	$–	$–	$245,664,976
Convertible Preferred Securities	1,766,178	–	–	1,766,178
Preferred Stock	90,058,602	–	–	90,058,602
Short-Term Investments:
Repurchase Agreements	–	6,100,000	–	6,100,000
Total	$337,489,756	$6,100,000	$–	$343,589,756

*Represents net unrealized appreciation (depreciation).

4.	Portfolio Securities

Unfunded Commitments: Pursuant to the terms of certain of the variable rate senior loan agreements, NMAI and JRI may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the current fiscal period, JRI had no value in outstanding unfunded senior loan commitments, whereas NMAI’s outstanding unfunded senior loan commitments were as follows:

Notes to Financial Statements (continued)

Fund	Outstanding Unfunded Senior Loan Commitments
NMAI	$135,795

Participation Commitments: With respect to the senior loans held in NMAI and JRI portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Funds purchases a participation of a senior loan interest, the Funds would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Funds not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the current fiscal period, the Funds had no such outstanding participation commitments.

Repurchase Agreements: In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the current fiscal period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-term Investments, at Value	Collateral Pledged (From) Counterparty
NMAI	Fixed Income Clearing Corporation	$10,300,000	$(10,506,122)
JRI	Fixed Income Clearing Corporation	9,125,000	(9,307,720)
JRS	Fixed Income Clearing Corporation	6,100,000	(6,222,131)

Zero Coupon Securities: A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Purchases and Sales: Long-term purchases and sales during the current fiscal period were as follows:

Fund	Non-U.S. Government Purchases	U.S. Government Purchases	Non-U.S. Government Sales and Maturities	U.S. Government Sales
NMAI	$407,951,674	$27,853,842	$390,957,707	$54,108,278
JRI	383,961,249	—	413,716,250	—
JRS	78,351,665	—	95,668,689	—

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the current fiscal period, such amounts are recognized on the Statement of Assets and Liabilities.

5.	Derivative Investments

Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Forward Foreign Currency Contracts: During the current fiscal period, NMAI used foreign exchange forwards partially hedge its exposure to non-U.S. dollar denominated positions.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. Forward contracts are typically traded in the over-the-counter (“OTC”) markets and all details of the contract are negotiated between the counterparties to the agreement. Forward contracts are marked-to-market daily and any resulting unrealized gains or losses are reflected as appreciation or depreciation on the Statement of Assets and Liabilities. The Funds realizes gains and losses at the time the forward contracts are closed and are included on the Statement of Operations. Risks may arise upon entering into forward contracts from unanticipated movements in the value of a foreign currency relative to the U.S. dollar; and that losses may exceed amounts recognized on the Statement of Assets and Liabilities.

The average notional amount of forward foreign currency contracts outstanding during the current fiscal period was as follows:

Fund	Average Notional Amount of Forward Contracts Outstanding*
NMAI	$1,868,586

*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the forward foreign currency contracts subject to netting agreements and the collateral delivered related to those forward foreign currency contracts as of the end of the current fiscal period.

Fund	Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Contracts*	Net Unrealized	Collateral Pledged to (from) Counterparty	Net Exposure
NMAI	Citibank, N.A	$-	$(1,732)	$(1,732)	$-	$(1,732)

* Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Funds’ Portfolio of Investments.

Futures Contracts: During the current fiscal period, JRI continued to use interest rate futures to partially hedge the portfolio against movements in interest rates.

A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Securities deposited for initial margin, if any, are identified in the Portfolio of Investments and cash deposited for initial margin, if any, is reflected on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the market value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis. The Fund and the clearing broker are obligated to settle monies on a daily basis representing the changes in the value of the contracts. These daily cash settlements are known as “variation margin” and is recognized on the Statement of Assets and Liabilities as a receivable or payable for variation margin on futures contracts. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. The net realized gain or loss and the change in unrealized appreciation (depreciation) on futures contracts held during the period is included on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Fund	Average Notional Amount of Futures Contracts Outstanding*
JRI	$8,110,899

*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Options Transactions: During the current fiscal period, NMAI purchased and wrote call and put options as part of its overwrite strategy.

The Funds may purchase (buy) or write (sell) put and call options on specific securities (including groups or “baskets” of specific securities), interest rates, stock indices and/or bond indices (each a “financial instrument”). Options can be settled either directly with the counterparty (over the counter) or through a central clearing house (exchange traded). Call and put options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a financial instrument at a specified exercise price at any time during the period of the option.

When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as an asset on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a liability on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as in unrealized appreciation (depreciation) on the Statement of Operations. When an option expires, the premiums

Notes to Financial Statements (continued)

received or paid are recognized as realized gains or losses on the Statement of Operations. When an option is exercised or a closing purchase transaction is entered into, the difference between the premium and the amount received or paid in a closing transaction is recognized as a realized gain or loss on the Statement of Operations.

The market risk associated with purchasing options is limited to the premium paid. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The average notional amount of outstanding options purchased during the current fiscal period, was as follows:

Fund	Average Notional Amount of Purchased Options Contracts Outstanding*
NMAI	$7,000

*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The average notional amount of outstanding options written during the current fiscal period, was as follows:

Fund	Average Notional Amount of Written Options Contracts Outstanding*
NMAI	$20,300,000

*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

Interest Rate Swap Contracts: During the current fiscal period, JRI and JRS continued to use interest rate swap contracts to partially hedge its interest cost of leverage, which the Funds employed through the use if bank borrowings.

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss on such transactions is limited to the net amount of interest payments that the Fund is to receive from the counterparty. Payments paid (received) at the beginning of the measurement period are reflected as swap premiums paid (received) on the Statement of Assets and Liabilities, when applicable. Interest rate swaps can be settled either directly with the counterparty (“OTC”) or through a central clearinghouse (“centrally cleared”). For OTC swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as unrealized appreciation (depreciation) on interest rate swaps contracts on the Statement of Assets and Liabilities.

Upon the execution of a centrally cleared swap, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Securities deposited for initial margin, if any, are identified in the Portfolio of Investments and cash deposited for initial margin, if any, is reflected on the Statement of Assets and Liabilities. The Fund and the clearing broker are obligated to settle monies on a daily basis representing the changes in the value of the swap contracts. These daily cash settlements are known as “variation margin” and is recognized on the Statement of Assets and Liabilities as a receivable or payable for variation margin on interest rate swaps contracts.

Changes in the value of the swap contracts during the fiscal period are recognized as net unrealized appreciation (depreciation) of swaps contracts on the Statement of Operations. The net amount of periodic payments settled in cash are recognized as net realized gain (loss) from swaps on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Fund	Average Notional Amount of Interest Rate Swap Contracts Outstanding*
JRI	$67,440,000
JRS	43,440,000

*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

As of the end of the current fiscal period, the Funds have invested in derivative contracts which are reflected in the Statement of Assets and Liabilities as follows:

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Location	Value	Location	Value
NMAI
Forward Foreign Currency Contracts	Foreign currency exchange rate	-	$–	Unrealized depreciation on forward contracts	$(1,732)

JRI
Futures Contracts	Interest rate	Unrealized appreciation on futures contracts*	18,483	-	–

*

The fair value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected in the accompanying Statement of Assets and Liabilities is only the receivable or payable for variation margin on open futures contracts.

During the current fiscal period, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

Derivative Instrument	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
NMAI
Forward foreign currency contracts	Foreign currency exchange rate	$(21,494)	$(60,225)
Purchased options	Equity	1,410*	1,596*
Written options	Equity	462,943	(115,914)
JRI
Futures contracts	Interest rate	122,842	(323,497)
Swap contracts	Interest rate	1,652,687	(1,577,197)
JRS
Swap contracts	Interest rate	1,063,133	(1,015,917)

* Shown as a component of Realized gain (loss) from Investments on the Statement of Operations.

Market and Counterparty Credit Risk: In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (continued)

6.	Fund Shares

Common Share Transactions: Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	JRI
	Year Ended 12/31/25	Year Ended 12/31/24
Common Shares:
Issued to shareholders due to reinvestment of distributions	23,392	—
Total	23,392	—

7.	Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to bond premium amortization adjustments, complex securities character adjustments, deemed dividend due to corporate actions, foreign currency transactions, foreign taxes paid, investments in partnerships, investments in passive foreign investment companies, paydowns, return of capital and long-term capital gain distributions received from portfolio investments, and treatment of notional principal contracts. Temporary and permanent differences have no impact on a Fund’s net assets.

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
NMAI	$596,724,777	$108,200,363	$(15,902,645)	$92,297,718
JRI	517,478,794	39,417,297	(19,302,223)	20,115,074
JRS	311,549,612	61,674,178	(29,634,034)	32,040,144

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total
NMAI	$—	$—	$92,325,152	$(5,663,112)	$—	$—	$86,662,040
JRI	—	—	20,119,979	(186,526,405)	—	—	(166,406,426)
JRS	—	—	32,040,143	(316,032)	—	(36,762)	31,687,349

The tax character of distributions paid was as follows:

		12/31/25		12/31/24
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
NMAI	$13,281,245	$—	$29,821,124	$12,673,637	$—	$42,562,242
JRI	22,392,838	—	21,534,905	18,052,526	—	21,276,701
JRS	6,058,316	—	13,588,564	7,022,713	—	12,624,167

As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
NMAI	$—	$5,663,112	$5,663,112
JRI	52,614,366	133,912,039	186,526,405
JRS	316,032	—	316,032

As of year end, the Funds utilized the following capital loss carryforwards:

Fund	Utilized
NMAI	$16,330,789
JRI	7,553,244
JRS	7,418,362

The following table presents income taxes paid by the Funds in foreign jurisdictions during the current fiscal period. The Funds did not pay any other income taxes.

Fund	NMAI	JRI	JRS
Income taxes by foreign jurisdictions:
Australia	3,903	65,799	—
Belgium	(4,249)	29,108	—
Bermuda	—	13,886	—
Brazil	11,102	—	—
Canada	19,713	228,000	—
Chile	351	—	—
China	2,322	—	—
Colombia	701	—	—
Denmark	(13,348)	—	—
Finland	6,714	—	—
France	(41,568)	51,588	—
Germany	42,887	—	—
India	1,337	—	—
Indonesia	11,811	—	—
Italy	8,230	110,131	—
Japan	35,983	58,509	—
Mexico	26,838	67,153	—
Netherlands	28,208	14,030	—
New Zealand	2,727	1,842	—
Philippines	2,119	—	—
Portugal	—	(19,071)	—
Singapore	121	23,412	—
South Africa	(159)	—	—
South Korea	15,393	—	—
Spain	39,495	28,528	—
Sweden	—	16,781	—
Switzerland	27,283	—	—
Taiwan	19,140	—	—
Uganda	1,343	—	—
United Kingdom	—	78,998	—
Total income taxes paid, net of refunds	$248,397	$768,694	$—

8.	Management Fees and Other Transactions with Affiliates

Management Fees: Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the advisor.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund

Notes to Financial Statements (continued)

shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	NMAI Fund-Level Fee Rate	JRI Fund-Level Fee Rate	JRS Fund-Level Fee Rate

For the first $500 million	0.7000%	0.8000%	0.7000%
For the next $500 million	0.6750	0.7750	0.6750
For the next $500 million	0.6500	0.7500	0.6500
For the next $500 million	0.6250	0.7250	0.6250
For managed assets over $2 billion	0.6000	0.7000	0.6000

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Complex-Level Fee

For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350
For the next $200 billion	0.1325
For eligible assets over $400 billion	0.1300

*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed-end funds and Nuveen branded open-end funds (“Nuveen Mutual Funds”). Except as described below, eligible assets include the assets of all Nuveen-branded closed-end funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund-of-funds, Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by the Adviser’s affiliate, Teachers Advisors, LLC (except those identified above). The fixed percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by Teachers Advisors, LLC (except those identified above). Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

As of the end of the current fiscal period, the annual complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee

NMAI	0.1560%
JRI	0.1560
JRS	0.1560

Other Transactions with Affiliates: The Funds receive voluntary compensation from the Adviser in amounts that approximate the cost of research services obtained from broker-dealers and research providers if the Adviser had purchased the research services directly. This income received by the Funds is recognized in “Affiliated income” on the Statement of Operations and any amounts due to the Funds at the end of the current fiscal period is recognized in “Reimbursement from Adviser” on the Statement of Assets and Liabilities. During the current fiscal period, the values of voluntary compensation were as follows:

Fund	Value

NMAI	$60,834
JRI	386,660
JRS	—

The Funds are permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser or by an affiliate of the Adviser (each an, “Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions. During the current fiscal period, the Funds engaged in the following security transactions with affiliated entities:

Fund	Purchases	Sales	Realized Gain (Loss)

NMAI	$21,825,347	$219,209	$ (45,397)
JRI	—	—	—
JRS	—	—	—

9.	Fund Leverage

Borrowings: Each Fund entered into a borrowing arrangement (“Borrowings”) as a means of leverage. As of the end of the current fiscal period, each Fund’s maximum commitment amount under these Borrowings is as follows:

Fund	Commitment Amount

NMAI	$215,000,000
JRI	200,000,000
JRS	150,000,000

As of the end of the current fiscal period, each Fund’s outstanding balance on its Borrowings was as follows:

Fund	Outstanding balance on Borrowings

NMAI	$174,786,000
JRI	170,945,000
JRS	102,400,000

For NMAI interest is charged on the Borrowings at a rate per annum equal to OBFR (Overnight Bank Funding Rate) plus a spread that is determined by a portion of the underlying collateral pledged to secure the amount borrowed. The Fund is charged an undrawn fee of 0.50% per annum if the undrawn portion of the Borrowings on that day is more than 20% of the maximum commitment amount, however this fee was waived during the current fiscal period.

For JRI interest is charged on these Borrowings at Daily SOFR plus 0.600% per annum on the amounts borrowed. For JRS interest is charged on these Borrowings at 1-Month Term SOFR plus 0.610% per annum on the amounts borrowed.

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

Fund	Utilization Period (Days Outstanding)	Average Daily Balance Outstanding	Average Annual Interest Rate

NMAI	365	$148,105,452	4.77%
JRI	365	173,136,781	4.94
JRS	365	105,057,534	4.89

Other Borrowings Information for the Funds: In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by eligible securities held in each Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense” on the Statement of Operations.

Rehypothecation: NMAI has entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register the Pledged Collateral in its own name or in a name other than the Fund to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1/3 % of the Fund total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.

Notes to Financial Statements (continued)

The Fund also has the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund income generating potential may decrease. Even if the Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the current fiscal period, NMAI had Hypothecated Securities as follows:

NMAI

Hypothecated Securities	$153,946,639

NMAI earns Rehypothecation Fees, which are recognized as “Rehypothecation income” on the Statement of Operations. During the current fiscal period, the Rehypothecation Fees earned by NMAI was as follows:

NMAI

Rehypothecation Fees	$48,092

Reverse Repurchase Agreements: During the current fiscal period, NMAI utilized reverse repurchase agreements as a means of leverage.

Each Fund may enter into a reverse repurchase agreement with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. Cash received in exchange for securities delivered, plus accrued interest payments to be made by the Fund to a counterparty, are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recognized as a component of “Interest expense” on the Statement of Operations.

In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed.

As of the end of the current fiscal period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Fund	Counterparty	Rate	Principal Amount	Maturity	Value	Value and Accrued Interest

NMAI	BNP Paribas SA	4.18%	$(21,225,000)	35-day Evergreen	$(21,225,000)	$(21,367,603)

NMAI	Royal Bank of Canada	4.05%	(13,753,000)	On-Demand	(13,753,000)	(13,754,547)

Total			$(34,978,000)		$(34,978,000)	$(35,122,150)

During the current fiscal period, the average daily balance outstanding and average annual interest rate on the Funds’ reverse repurchase agreements were as follows:

Fund	Utilization Period (Days Outstanding)	Average Daily Balance Outstanding	Weighted Average Interest rate

NMAI	365	$(45,941,642)	4.13%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Fund	Counterparty	Reverse Repurchase Agreements*	Collateral Pledged to Counterparty

NMAI	BNP Paribas SA	$ (21,367,603)	$23,252,704

NMAI	RBC Capital Markets, LLC	(13,754,547)	14,549,943

Total		(35,122,150)	37,802,647

* Represents gross value and accrued interest for the counterparty as reported in the preceding table.

Inter-Fund Lending Program: The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current fiscal period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

10. Subsequent Events

JRI – Rights Offering: On January 15, 2026, the Board approved the terms of the issuance of Rights to the holders of the Fund’s Common Shares as of February 6, 2026 (the “Record Date”). Holders of Rights will be entitled to subscribe for additional Common shares (the “Offer”) at a discount to the market price of the Common Shares.

After considering a number of factors, including potential benefits and costs, the Board and the Adviser, determined that the Offer will benefit both the Fund and its common shareholders and increase the assets of the Fund available to take advantage of existing investment opportunities, consistent with the Fund’s investment objective of providing shareholders with a high level of current income and long-term capital appreciation.

Certain key terms of the Offer include:

• Holders of Common Shares on the Record Date (“Record Date Shareholders”) will receive one Right for each outstanding Common Share owned on the Record Date. The Rights entitle the holders to purchase one new Common Share for every four Rights held (1-for-4).

• The subscription price per Common Share (the “Subscription Price”) will be determined based upon a formula equal to 95% of the average of the last reported sales price of the Common Shares on the NYSE on the Expiration Date and each of the four preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 90% of the net asset value per Common Share at the close of trading on the NYSE on the Expiration Date, then the Subscription Price will be 90% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on the Expiration Date. The Rights offering will expire at 5:00 p.m., Eastern time, on March 9, 2026 (the “Expiration Date”).

• Record Date Shareholders who fully exercise all Rights issued to them can subscribe, subject to certain limitations and allotment, for any additional Common Shares which were not subscribed for by other holders of Rights at the Subscription Price, subject to the right of the Board to eliminate this over-subscription privilege. Investors who are not Record Date Shareholders but who otherwise acquire Rights in the secondary market are not entitled to participate in the over-subscription privilege. If these requests exceed available Common Shares, they will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

Notes to Financial Statements (continued)

• Rights are transferable and were admitted for trading on the NYSE under the symbol “JRI RTWI” initially trading “when-issued” on February 5, 2026. The Rights then began trading with regular settlement under the symbol “JRI RT” on February 10, 2026, and will cease trading at the close on March 6, 2026, one day before the Offer’s Expiration Date. During this time, Record Date Shareholders may also choose to sell their Rights.

More details about the Fund’s rights offering are available on www.nuveen.com/cef.

Shareholder Update

(Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUND

NUVEEN MULTI-ASSET INCOME FUND (NMAI)

Investment Objective

The Fund’s investment objective is to provide total return through high current income and capital appreciation.

Investment Policies

Under normal circumstances, the Fund will dynamically invest in a portfolio of equity and debt securities of issuers located around the world. This dynamic investment strategy uses a risk-based framework in which any amount can be allocated to an asset-class at any time. The Fund may invest in equity and debt securities of any type. The Fund may use derivatives for a variety of reasons, including but not limited to, adjusting its exposures to markets, sectors, asset classes and securities, and may utilize derivatives of any type.

As part of its investment strategy, the Fund may employ an options strategy whereby the Fund sells (writes) call options on a percentage of the market value of the Fund’s equity portfolio. The Fund is not required to allocate its investments among asset classes, issuer jurisdiction, or any other investment parameter in any fixed proportion except as specifically described herein.

The Fund will employ a dynamic asset allocation strategy in seeking to achieve the Fund’s investment objective. Nuveen Asset Management, LLC (“Nuveen Asset Management”) will implement the Fund’s dynamic multi-asset income strategy by allocating the Fund’s assets among equity and debt investments.

The relative allocations of the Fund’s Managed Assets (as defined below) for investment between equity and debt securities, and relative allocations to the different types of equity and income strategies, will vary from time to time consistent with the Fund’s investment objective.

Under normal market conditions:

•

The Fund may invest in equity securities of any type and across various investment styles (e.g., growth- or value-oriented styles), sectors, market capitalizations (e.g., large-, mid-, and small-cap) and geographic regions throughout the world (including the United States (“U.S.”), non-U.S. developed markets, and emerging markets) without limit.

•

The Fund may invest in debt securities of any type without limit. The Fund may invest in debt securities paying a fixed or fluctuating rate of interest, and with any maturity or duration. The Fund may invest in debt securities across various geographic regions throughout the world (including the U.S., non-U.S. developed markets, and emerging markets) without limit.

•

The Fund may invest in debt securities of any rating (including below-investment-grade debt securities, commonly known as “high yield” or “junk” bonds), distressed securities, and in debt securities that are unrated.

•	The Acquiring Fund may invest in the securities of companies of any market capitalization.

•

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933 Act, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

•	The Fund may invest in inverse floating rate securities.

The foregoing policies apply only at the time of any new investment.

“Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote.

Portfolio Contents

The Fund may invest in equity securities of any type and across various investment styles (e.g., growth- or value-oriented styles), sectors, market capitalizations (e.g., large-, mid-, and small-cap) and geographic regions throughout the world (including the U.S. and emerging markets) without limit. These securities may include, but are not limited to, common stock, preferred stock, securities convertible into common, depositary receipts, stock, master-limited partnership (“MLPs”) and other partnership interests, real estate investment trusts (“REITs”), rights and warrants, or securities or other instruments whose price is linked to (or derived from) the value of common stock.

Shareholder Update (continued)

Common stocks generally represent an ownership interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Equity securities in which the Fund may invest include MLPs. An MLP is an entity, most commonly a limited partnership, that is taxed as a partnership, publicly traded and listed on a national securities exchange. Holders of common units of MLPs typically have limited control and limited voting rights as compared to holders of a corporation’s common shares.

The Fund may invest in all types of preferred securities, including both traditional preferred securities and non-traditional preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of a bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred securities are generally subordinate to an issuer’s trade creditors and other general obligations. Traditional preferred securities may be perpetual or have a term, and typically have a fixed liquidation (or “par”) value.

The Fund may invest in contingent capital securities (sometimes referred to as “CoCos”). CoCos are hybrid securities, issued primarily by non-U.S. financial institutions, which have loss absorption mechanisms benefitting the issuer built into their terms. CoCos generally provide for mandatory conversion into the common stock of the issuer or a write-down of the principal amount or value of the CoCos upon the occurrence of certain triggers linked to regulatory capital thresholds. In addition, they may provide for mandatory conversion or a principal write-down upon the occurrence of certain events such as regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary.

The Fund may invest in REITs. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

The Fund may invest in equity securities of special purpose acquisition companies (“SPACs”). Also known as a “blank check company,” a SPAC is a company with no commercial operations that is formed solely to raise capital from investors for the purpose of acquiring one or more existing private companies. SPACs often have pre-determined time frames to make an acquisition (typically two years), or the SPAC will liquidate.

The Fund may invest in debt securities of any type without limit, including but not limited to debt securities of the U.S. government and other governments throughout the world (including emerging markets) as well as their agencies and instrumentalities and government-sponsored enterprises, municipal securities, domestic and foreign corporate debt obligations, convertible bonds, municipal bonds, structured notes, credit-linked notes, loan assignments and participations, repurchase agreements, residential and commercial mortgage-backed securities, asset-backed securities, debt obligations of MLPs, and securities issued or guaranteed by certain international organizations such as the World Bank.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may invest in payment-in-kind securities (“PIKs”). PIKs pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.

The debt obligations in which the Fund may invest may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity plus accrued interest. In order to most effectively use these securities, the Fund must correctly assess probable movements in interest rates.

The Fund may invest in debt securities paying a fixed or fluctuating rate of interest, including senior loans and secured and unsecured junior loans, and with any maturity or duration.

The Fund may invest in debt securities across various geographic regions throughout the world (including the U.S., non-U.S. developed markets, and emerging markets) without limit.

The Fund may invest in foreign securities payable in either U.S. dollars or foreign currencies. These securities may include securities issued or guaranteed by (i) the Government of Canada, any Canadian Province or any instrumentality and political subdivision thereof; (ii) any other foreign government agency or instrumentality; (iii) foreign subsidiaries of U.S. corporations; and (iv) other foreign issuers.

The Fund has no geographic limits on where it may invest, and therefore may invest in the securities of corporate and governmental issuers in both developed and emerging markets around the world. The Fund may emphasize foreign securities when the Fund’s applicable sub-adviser expects these investments to outperform U.S. securities. In addition to investing in foreign securities, the Fund may actively manage its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives.

The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the International Monetary Fund (“IMF”), or an unaffiliated, recognized financial data provider.

The Fund may invest in debt securities of any rating (including below-investment-grade debt securities, commonly known as “high yield” or “junk” bonds), distressed securities, and in debt securities that are unrated. The Fund may invest in junk bonds and distressed securities when the Fund’s applicable sub-adviser believes that they will provide an attractive total return, relative to their risk, as compared to higher quality debt securities. The Fund may invest in distressed securities when the Fund’s applicable sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential.

The Fund may invest in debt securities of governmental issuers in all countries, including emerging market countries. These debt securities may include: debt securities issued or guaranteed by governments and governmental agencies or instrumentalities; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between governments and financial institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

The Fund may invest in U.S. dollar-denominated “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new obligations in connection with debt restructurings. These foreign debt obligations, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity.

The Fund may invest in convertible securities, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s applicable sub-adviser. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.

The Fund may invest in corporate debt securities. Corporate debt securities are bonds, senior loans and notes issued by corporations or other business entities.

Corporate debt securities are fully taxable debt obligations that fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

The Fund may invest in exchange-traded notes (“ETNs”). ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combine aspects of both bonds and exchange-traded fund (“ETFs”). An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN has a maturity date, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.

The Fund may invest in the securities of companies of any market capitalization. The Fund will generally seek diversification across markets and industries.

The Fund may invest in senior loans. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer.

Senior loans generally include: (i) senior loans made by banks or other financial institutions to U.S. and non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original

Shareholder Update (continued)

lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the Borrower. Senior loans typically hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of senior loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

Senior loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. The base rate for senior loans are generally based on the Secured Overnight Financing Rate (“SOFR”), a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates.

The Fund may purchase participation interests in the original syndicate making senior loans. Loan participation interests typically represent direct participations in a loan to a corporate Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a senior loan, becoming a Lender. When purchasing a participation interest, the Fund assumes the credit risk associated with the corporate Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund may invest may not be rated by any nationally recognized statistical rating organization.

The Fund may invest in second lien loans and unsecured loans. Such loans are made by public and private corporations and other non-governmental Borrowers for a variety of purposes. As in the case of senior loans, the Fund may purchase interests in second lien loans and unsecured loans through assignments or participations. Second lien loans have similar characteristics as senior loans except that such interests are junior in priority to debt secured with a first lien. Second lien loans are second in priority of payment to one or more senior loans of the related Borrower and are typically secured by a second priority security interest or lien to or on specified collateral securing the Borrower’s obligation under the indebtedness. They typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot become) subordinate in priority of payment to any obligation of the related Borrower other than senior loans of such Borrower. Second lien loans may feature fixed or floating rate interest payments. Because second lien loans are junior to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. In addition, second lien loans of below investment grade quality share many of the risk characteristics of other below investment grade debt instruments.

Unsecured loans generally have lower priority in right of payment compared to holders of secured interests of the Borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the Borrower’s obligation under the indebtedness. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the Borrower, including senior loans, second lien loans and other interests. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to senior loans and other secured debt of the Borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Unsecured loans of below investment grade quality share many of the same risks of other below investment grade debt instruments.

The Fund may invest in subordinated loans that are primarily unsecured and that provide for relatively high, adjustable rates of interest, providing the Fund with significant current interest income. The subordinated loans in which the Fund may invest may have interest-only payments in the early years, with amortization of principal deferred to the later years of the subordinated loans. In some cases, the Fund may acquire subordinated loans that, by their terms, convert into equity or additional debt instruments or defer payments of interest for the first few years after issuance. Also, in some cases the subordinated loans in which the Fund may invest will be collateralized by a subordinated lien on some or all of the assets of the Borrower.

The Fund may invest in asset-backed securities (“ABS”). ABS are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. ABS are created in a process called securitization.

In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a “true sale” to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively “passed through” to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization.

The Fund may invest in mortgage-backed securities (“MBS”). MBS are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans, such as mezzanine loans, are assembled into pools of assets that secure or back securities sold to investors by various governmental, government-related and private organizations. MBS in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

The Fund may invest in residential mortgage-backed securities (“RMBS”). RMBS are securities with payments which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from residential mortgage loans made to borrowers that are secured on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances by residential real estate (one-to four-family properties) the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used). Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair borrowers’ abilities to repay their loans.

The Fund may invest in commercial mortgage-backed securities (“CMBS”). CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, cross-collateralization and over-collateralization. The Fund may invest in CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. CMBS have no governmental guarantee.

The Fund may purchase event-linked bonds or “catastrophe bonds.” Event-linked bonds are asset-backed securities generally issued by special purpose vehicles organized by insurance companies, with interest payments tied to the insurance losses of casualty insurance contracts. Large insurance losses, such as those caused by a trigger event, such as a hurricane, earthquake or other physical or weather related phenomenon, will reduce the interest payments and, accordingly, the Fund may lose a portion or all of its principal invested in the bond or suffer a reduction in credited interest. Small losses will lead to above-market interest payments. Generally, event-linked bonds are issued as Rule 144A securities (i.e., securities which are not registered under the Securities Act of 1933, as amended (the “1933 Act”), but which can be sold to certain institutional buyers in accordance with Rule 144A under the Securities Act). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, liability under the terms of the bond is limited to the principal and accrued interest of the bond. If no trigger event occurs, the Fund will recover its principal plus interest. Often, event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility.

The Fund may invest in Collateralized Debt Obligations (“CDOs”) and Collateralized Loan Obligations (“CLOs”). CDOs are debt obligations typically issued by a private special-purpose entity and collateralized principally by debt securities, including, for example, high yield, high-risk bonds, structured finance securities including ABS, mortgage-backed securities and REITs. CLOs are similar to CDOs, but are typically collateralized principally by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade (commonly known as “high yield” or “junk” bonds). The special purpose entity typically issues one or more classes (sometimes referred to as “tranches”) of rated debt securities, one or more unrated classes of debt securities that are generally treated as equity interests, and a residual equity interest. The tranches of CDOs and CLOs typically have different interest rates, projected weighted average lives and ratings, with the higher rated tranches paying lower interest rates. One or more forms of credit enhancement are almost always necessary in a CDO/CLO structure to obtain the desired credit ratings for the most highly rated debt securities issued by a CDO or CLO. The types of credit enhancement used include “internal” credit enhancement provided by the underlying assets themselves, such as subordination, excess spread and cash collateral accounts, hedges provided by interest rate swaps, and “external” credit enhancement provided by third parties, principally financial guaranty insurance issued by monoline insurers. Despite this credit enhancement, CDO and CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of lower rated protecting tranches, market anticipation of defaults, as well as aversion to CDO and CLO securities as a class.

The Fund may invest in municipal securities. Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may invest in tobacco settlement bonds, which are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement.

The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the repurchase price is recorded as a realized gain or loss.

The Fund’s investments in foreign securities may include investment in depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

Shareholder Update (continued)

The Fund may also invest in EDRs, GDRs and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets and are not necessarily denominated in the currency of the underlying security.

The Fund may invest in inflation protected securities. Inflation protected securities are debt securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

The Fund may invest a portion of their assets in securities of companies offering shares in initial public offerings (“IPOs”). IPOs may have a magnified performance impact on the Fund with a small asset base. The impact of IPOs on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time.

The Fund may invest in participatory notes issued by banks or broker-dealers that are designed to replicate the performance of certain non-U.S. companies traded on a non-U.S. exchange. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter.

The Fund may invest in debentures the interest on which may be paid in other securities rather than cash (“PIKs”) or may be delayed (“delayed interest securities”).

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may hold a portion of its assets in cash or cash equivalents, including foreign cash equivalents or foreign bank deposits.

As part of its investment strategy, the Fund may employ an options strategy whereby the Fund sells (writes) call options on a varying percentage of the market value of the Fund’s equity portfolio. The Fund may also buy calls, buy puts, and sell puts as a secondary emphasis of the options strategy. This may also include certain uncovered options positions. The options may be on indexes, custom baskets of securities and individual securities.

The Fund’s options strategy may include options traded in the over-the-counter (“OTC”) market and exchange-traded options.

An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the OTC market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.

The Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time.

The Fund may use certain derivative instruments in pursuit of its investment objective. Such instruments include financial futures contracts, forward contracts, swap contracts (including interest rate, total return and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The credit default swaps in which the Fund may invest include credit default swap indexes and single-name credit default swaps. A credit default swap index is a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940 Act, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

Use of Leverage

The Fund may use leverage to seek to achieve its investment objective. The Fund may source leverage through the issuance of “senior securities” as defined under the 1940 Act, which include (1) borrowings, including loans from financial institutions; (2) the issuance of debt securities; and (3) the issuance of preferred shares of beneficial interest (“Preferred Shares”). In addition, the Fund may also use certain derivatives and other financing instruments that have the economic effect of leverage by creating additional investment exposures, such as investments in inverse floating rate securities and reverse repurchase agreements. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods the Fund may invest any percentage of its total assets in short-term high quality debt securities. The Fund may not achieve its investment objective during such periods.

Shareholder Update (continued)

NUVEEN REAL ESTATE INCOME FUND (JRS)

Investment Objectives

The Fund’s primary investment objective is to provide high current income. The Fund’s secondary investment objective is capital appreciation.

Investment Policies

Under normal market conditions, the Fund will invest at least 90% of its total assets in income-producing common stocks, preferred stocks, convertible securities and debt securities issued by real estate companies. The Fund has a fundamental policy of concentrating its investments in the United States (“U.S.”) real estate industry and not in any other industry.

Under normal market conditions:

•	The Fund will invest at least 80% of its total assets in income producing equity securities issued by Real Estate Investment Trusts (“REITs”), excluding convertible securities.

•

The Fund will not invest more than 25% of its total assets in non-investment grade preferred stocks, convertible preferred stocks and debt securities. Investment grade quality preferred stocks, convertible preferred stocks and debt securities are those that, at the time of investment, are rated within the four highest letter grades (BBB or Baa or better) by at least one nationally recognized statistical rating organization (“NRSRO”) that rates such instrument (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by the portfolio managers.

•	The Fund may invest up to 20% of its total assets in debt securities, including convertible debt securities, issued or guaranteed by real estate companies.

•	The Fund will invest at least 25% of its Managed Assets in securities of companies in the financial services sector.

•	The Fund will not invest more than 10% of its total assets in the securities of any one issuer.

•	The Fund will not enter into short sales or invest in derivatives, except as described below in connection with the interest rate swap or interest rate cap transactions.

The foregoing policies apply only at the time of any new investment.

“Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 90% of its total assets in income-producing securities issued by real estate companies, such policy may not be changed without 60 days’ prior written notice to shareholders.

The Fund has a fundamental policy of concentrating its investments in the U.S. real estate industry and not in any other industry. This policy may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund’s investments are concentrated in the U.S. real estate industry. A real estate company generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or that has at least 50% of its assets invested in such real estate). A common type of real estate company, a REIT, is a company that pools investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income.

The Fund may invest in common stocks. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The Fund may invest in preferred stocks. Preferred stock, which generally pays fixed or adjustable rate dividends or interest to investors, has preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred stock before paying any dividends on its common stock. On the other hand, preferred stock is junior to all forms of the company’s debt, including both senior and subordinated debt. Because of its subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without adverse consequences to the issuer, and certain other features, preferred stock is often treated as an equity-like instrument by both issuers and investors, as its quality and value is heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.

The Fund may invest in convertible securities, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub-adviser. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.

The Fund may invest in debt securities, including convertible debt securities, issued or guaranteed by real estate companies.

The Fund’s may invest in below investment grade preferred stocks, convertible preferred stocks and debt securities. Below investment grade preferred stocks, convertible preferred stocks and debt securities (such securities are commonly referred to as “high yield” or “junk”) generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.

The Fund will invest in securities of companies in the financial services sector. For purposes of identifying companies in the financial services sector, the Fund will use sector and industry classifications such as those provided by MSCI and Standard & Poor’s (The Global Industry Classification Standard (GICS)), Bloomberg, Barclays or similar sources commonly used in the financial industry. As a result, if one or more of these classifications include a company “in” the financial services sector, the Fund will consider such company as “in” the financial services sector.

The Fund may invest directly or indirectly in foreign securities, including securities denominated in foreign currencies or in multinational currency units. Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.

The Fund may enter into interest rate swap transactions that are intended to hedge the Fund’s payment obligations. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on Borrowings or any preferred shares. The payment obligation is based on the notional amount of the swap.

The Fund may also enter into interest rate cap transactions, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount.

The Fund may also invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”). In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may source leverage through the issuance of “senior securities” as defined under the 1940 Act, which include (1) borrowings, including loans from financial institutions; (2) the issuance of debt securities; and (3) the issuance of preferred shares of beneficial interest (“Preferred Shares”). In addition, the Fund may also use certain derivatives and other financing instruments that have the economic effect of leverage by creating additional investment exposures, such as investments in reverse repurchase agreements. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods the Fund may deviate from investment objectives and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods.

Shareholder Update (continued)

NUVEEN REAL ASSET INCOME AND GROWTH FUND (JRI)

Investment Objective

The Fund’s investment objective is to provide a high level of current income and long-term capital appreciation.

Investment Policies

Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined below) in equity and debt securities issued by real asset-related companies located anywhere in the world.

Real asset-related companies are defined as: (i) companies that are in the energy, telecommunications, utilities or materials sectors; (ii) companies in the real estate or transportation industry groups; (iii) companies that, if not in one of these sectors or industry groups (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing or sale of real assets or (b) have at least 50% of the fair market value of their assets invested in real assets; or (iv) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets.

The Fund also employs an option strategy focused on securities issued by real asset-related companies that seeks to generate option premiums for the purpose of enhancing the Fund’s risk-adjusted total returns over time.

Under normal market conditions:

•	The Fund’s investments will be concentrated in the infrastructure and real estate sectors.

•

The Fund will not have more than 40% of its Managed Assets, at the time of purchase, in debt securities. All of the Fund’s debt securities may be rated lower than investment grade quality (BB+/Ba1 or lower); however, no more than 10% of its Managed Assets may be invested in debt securities rated CCC+/Caa1 or lower at any time.

•	The Fund may invest up to 5% of its Managed Assets in senior loans.

•

The Fund will invest at least 25% and no more than 75% of its Managed Assets in securities of non-United States (“U.S.”) issuers through the direct investment in securities of non-U.S. companies and depository receipts.

•	The Fund may invest up to 50% of its Managed Assets in securities of emerging markets issuers.

•	The Fund may write (sell) options with a notional value of options ranging from 0% to 25% of its Managed Assets.

•

The Fund may invest up to 10% of is Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded fund (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

“Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Managed Assets in equity and debt securities issued by real asset-related companies located anywhere in the world, such policy may not be changed without 60 days’ prior written notice to shareholders.

Portfolio Contents

The Fund generally invests in equity and debt securities issued by real asset-related companies located anywhere in the world in the infrastructure and real estate sectors. The infrastructure sector includes investments related to the energy, telecommunications, utilities and materials sectors. The real estate sector includes investments in real estate companies.

Debt securities in which the Fund may invest include: corporate debt, high yield debt, mortgage-backed securities (“MBS”), commercial mortgage-backed securities (“CMBS”), debt securities issued by master-limited partnerships (“MLPs”) and REITs, exchange-traded notes (“ETNs”), commercial paper & repurchase agreements, asset-backed securities (“ABS”) and senior loans.

The Fund may invest in common stocks issued by real asset-related companies. Common stock generally represents an equity ownership interest in an issuer, without preference over and with a lower priority than any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks usually carry voting rights and earn dividends. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity, as such the company may or may not pay dividends. Dividends on common stocks are declared at the discretion of the company’s board. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The Fund may invest in rights and warrants of common stock. Rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the entity issuing them. They do not represent ownership of the securities, but only the right to buy them. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities.

The Fund may invest in the securities of less seasoned companies, which may include start-up companies that have insubstantial operational or earnings history or limited products, markets, financial resources or management depth. These companies may also include emerging companies at the research and development stage with no products or technologies to market or that are approved for marketing.

The Fund may invest in preferred stocks issued by real asset-related companies. Preferred stock, which generally pays fixed or adjustable rate dividends or interest to investors, has preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred stock before paying any dividends on its common stock. On the other hand, preferred stock is junior to all forms of the company’s debt, including both senior and subordinated debt. Because of its subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without adverse consequences to the issuer, and certain other features, preferred stock is often treated as an equity-like instrument by both issuers and investors, as its quality and value is heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.

The Fund may invest in convertible securities issued by real asset-related companies, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub-adviser. Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.

The Fund may invest in securities of non-U.S. issuers, including emerging market issuers. The Fund will classify an issuer of a security as being a U.S. or non-U.S. issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the International Monetary Fund (“IMF”), or an unaffiliated, recognized financial data provider.

The Fund may invest in debt securities issued or guaranteed by real asset-related companies.

The Fund’s investments in debt securities may include investment grade and below investment grade securities. Below investment grade securities (such securities are commonly referred to as “high yield” or “junk”) generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.

The Fund may invest in corporate debt securities, including corporate bonds. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may invest in PIKs. PIKs pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.

The Fund may invest in senior loans. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer.

Senior loans generally include: (i) senior loans made by banks or other financial institutions to U.S. and non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the Borrower. Senior loans typically hold the most senior position in the capital structure of a Borrower, are typically secured with specific collateral and

Shareholder Update (continued)

have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of senior loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

Senior loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. The base rate for senior loans are generally based on SOFR, a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates.

The Fund may invest in MBS. MBS are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans, such as mezzanine loans, are assembled into pools of assets that secure or back securities sold to investors by various governmental, government-related and private organizations. MBS in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

The Fund may invest in CMBS. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, cross-collateralization and over-collateralization. The Fund may invest in CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. CMBS have no governmental guarantee.

The Fund may also invest in ABS. ABS are securities that are primarily serviced by the cash flows of a discrete pool of receivables or other financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period. Asset-backed securitization is a financing technique in which financial assets, in many cases themselves less liquid, are pooled and converted into instruments that may be offered and sold in the capital markets. While residential mortgages were the first financial assets to be securitized in the form of MBS, non-mortgage related securitizations have grown to include many other types of financial assets, such as credit card receivables, auto loans and student loans.

The Fund may invest in ETNs. ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combine aspects of both bonds and ETFs. An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN has a maturity date, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.

The Fund may invest in REITs. A common type of real estate company, a REIT is a company that pools investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income. REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and derives its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although each Fund can invest in all three kinds of REITs, the emphasis of each Fund is expected to be on investments in the common stock and preferred stock of Equity REITs.

The Fund may invest in MLPs. MLPs are publicly traded limited partnerships. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter (“OTC”) market. MLPs that are taxed as partnerships for federal income tax purposes are limited by the Code to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction and transportation. Some real estate enterprises also may qualify as MLPs taxed as partnerships.

The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market daily.

The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may opportunistically employ an option strategy by writing (selling) call options on custom baskets of real estate securities not owned by the Fund. The Fund may also write (sell) covered call options on individual real estate and/or infrastructure securities owned by the Fund. The Fund also may write (sell) covered call options on individual securities issued by real asset-related companies.

An option contract is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the reference instrument (or the cash) upon payment of the exercise price or to pay the exercise price upon delivery of the reference instrument (or the cash). Upon exercise of an index option, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be “covered,” meaning that the party required to deliver the reference instrument if the option is exercised owns that instrument (or has set aside sufficient assets to meet its obligation to deliver the instrument). Options may be listed on an exchange or traded in the OTC market. In general, exchange-traded options have standardized exercise prices and expiration dates and may require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally are subject to counterparty risk. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund. OTC options also involve greater liquidity risk. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes limited. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for certain written OTC options, are illiquid.

The Fund may also write call options on custom baskets of real estate securities. A custom basket call option is an OTC option with a counterparty whose value is linked to the market value of a portfolio of underlying securities and is collateralized by a portion of the Fund’s portfolio. In order to minimize the difference between the returns of the underlying securities in the custom basket (commonly referred to as a tracking error), the sub-adviser will use optimization calculations when selecting the individual securities for inclusion in the custom basket.

In selecting real estate securities for each custom basket, the Fund seeks to minimize the difference between the returns of the underlying stocks of the custom basket and an index of real estate securities (commonly referred to as tracking error) and, at the same time, maximize exposure to securities that the portfolio managers believe are less likely to outperform the relevant market benchmarks over time. Securities selected for each custom basket will primarily consist of underweighted positions relative to the relevant market benchmarks, and may include securities held and not held in the Fund’s portfolio. The objective in structuring these custom baskets is to produce option premiums without limiting the upside potential for specific securities that the portfolio managers believe may outperform over time.

In addition to the use of call options as described above, the Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate, credit default swaps and credit default swap indices), options on financial futures, options on swap contracts or other derivative instruments.

Use of Leverage

The Fund uses leverage to pursue its investment objective. The Fund may source leverage through the issuance of “senior securities” as defined under the 1940 Act, which include (1) borrowings, including loans from financial institutions; (2) the issuance of debt securities; (3) the issuance of preferred shares of beneficial interest (“Preferred Shares”). In addition, the Fund may also use certain derivatives and other financing instruments that have the economic effect of leverage by creating additional investment exposures, such as investments in reverse repurchase agreements. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities or may invest in short-, intermediate-, or long-term U.S. Treasury Bonds. The Fund may not achieve its investment objective during such periods.

Shareholder Update (continued)

PRINCIPAL RISKS OF THE FUNDS

The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. The Fund may be subject to additional risks other than those identified and described below because the types of investments made by the Fund can change over time.

Risk	NMAI	JRS	JRI

Portfolio Level Risks

Basis Risk	X	-	-

Below Investment Grade Risk	X	X	X

Call Option Risk	X	-	X

Call Risk	X	X	X

Collateralized Debt Obligation (“CDO”) and Collateralized Loan Obligation (“CLO”) Risk	X	-	-

Common Stock Risk	X	X	X

Contingent Capital Security (“CoCos”) Risk	X	-	-

Convertible Securities Risk	X	X	X

Counterparty Risk	X	X	X

Credit Risk	X	X	X

Credit Spread Risk	X	X	X

Debt Securities Risk	X	X	X

Deflation Risk	X	X	X

Depositary Receipts Risk	X	-	-

Derivatives Risk	X	X	X

Dividend-Paying Securities Risk	X	X	X

Distressed or Defaulted Securities Risk	X	-	-

Duration Risk	X	X	X

Exchange-Traded Notes (“ETNs”) Risk	X	-	X

Extension Risk	X	-	-

Financial Futures and Options Transactions Risk	X	-	X

Financial Services Sector Risk	-	X	-

Floating and Variable Rate Securities Risk	X	-	-

Foreign Currency Risk	X	X	X

Foreign Currency Contracts Risk	X	-	-

Foreign Debt Investment Risk	X	-	X

Foreign/Emerging Markets Issuer Risk	X	X	X

Frequent Trading Risk	X	-	X

Growth Stock Risk	X	-	-

Hedging Risk	X	X	X

Income Risk	X	X	X

Inflation Risk	X	X	X

Infrastructure Related Securities Risk	X	-	X

Interest Rate Risk	X	X	X

Inverse Floating Rate Securities Risk	X	-	-

Large-Cap Company Risk	X	-	X

Loan Risk	X	-	-

Risk	NMAI	JRS	JRI

Portfolio Level Risks

Master Limited Partnerships (“MLPs”) Risk	X	-	X

Mortgage-Backed Securities (“MBS”) and Asset-Backed Securities (“ABS”) Risk	X	-	X

Mortgage Roll Risk	X	-	-

Municipal Securities Risk	X	-	-

Natural Resource Related Securities Risk	-	-	X

Options Strategy Risk	X	-	X

Other Investment Companies Risk	X	X	X

Preferred Securities Risk	X	X	X

Prepayment Risk	X	-	-

Put Options Risk	X	-	-

Real Estate Related Securities Risk	X	X	X

Reinvestment Risk	X	X	X

Restricted and Illiquid Investments Risk	X	X	X

Rights and Warrants Risk	X	-	X

Senior Loan Risk	X	-	X

Senior Loan Agent Risk	X	-	X

Small and Mid-Cap Company Risk	X	-	X

Sovereign Government and Supranational Debt Risk	X	-	-

Special Purpose Acquisition Companies (“SPACs”) Risk	X	-	-

Special Risks for Inflation-Indexed Bonds	X	-	-

Swap Transactions Risk	X	X	X

Unrated Securities Risk	X	X	X

U.S. Government Securities Risk	X	-	-

Unseasoned Company Risk	-	-	X

Valuation Risk	X	X	X

Value Stock Risk	X	-	-

When-Issued and Delayed-Delivery Transactions Risk	X	-	X

Whole Loans, Loan Participations and Other Mortgage-Related Interests Risk	-	-	X

Zero Coupon or Pay-In-Kind Securities Risk	X	-	X

Shareholder Update (continued)

Risk	NMAI	JRS	JRI

Fund Level and Other Risks

Allocation Risk	X	-	-

Anti-Takeover Provisions	X	X	X

Borrowing Risk	X	X	X

Cybersecurity Risk	X	X	X

Distribution Risk	-	-	X

Global Economic Risk	X	X	X

Investment and Market Risk	X	X	X

Legislation and Regulatory Risk	X	X	X

Leverage Risk	X	X	X

Market Discount from Net Asset Value	X	X	X

Multi-Manager Risk	X	-	-

Recent Market Conditions	X	X	X

Reverse Repurchase Agreement Risk	X	X	X

Fund Tax Risk	X	X	X

Portfolio Level Risks:

Basis Risk. As short-term rates change, interest income from floating rate loans may not increase in concert with increases in the costs of floating rate leverage or other borrowings, introducing basis or imperfect hedging risk.

Below Investment Grade Risk. Investments of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade investments of comparable terms and duration. Issuers of lower grade investments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade investments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated investments may not be as liquid as the secondary market for more highly rated investments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular investment. If a below investment grade security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.

Call Risk. The Fund may invest in securities that are subject to call risk. Such securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Call Option Risk. As the writer of a call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the instrument underlying the call option above the sum of the premium and the strike price of the option, but will retain the risk of loss should the market value of the instrument underlying the call option decline. The purchaser of the call option has the right to any appreciation in the value of the underlying instrument over the exercise price upon the exercise of the call option or the expiration date. As the Fund increases the option overlay percentage, its ability to benefit from capital appreciation becomes more limited and the risk of net asset value (“NAV”) erosion increases. If the Fund experiences NAV erosion, which itself may have a negative effect on the market price of the Fund’s shares, the Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to shareholders.

In addition, because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund bears a risk that the value of the securities held by the Fund will vary from the value of the underlying index and relative to the written index call option positions. Accordingly, the Fund may incur losses on the index call options that it has sold that exceed gains on the Fund’s equity portfolio. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller.

Collateralized Debt Obligation (“CDO”) and Collateralized Loan Obligation (“CLO”) Risk. The risks of an investment in CDOs, including CLOs, depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed-income investments, CDOs and CLOs carry additional risks including, but not limited to, the risk that: (1) distributions from collateral assets may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that the CDOs or CLOs may be subordinate to other classes; and (4) the complex structure of the investment may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CDOs and CLOs may also charge management and other administrative fees, which are in addition to those charged by the Fund.

Common Stock Risk. Common stocks have experienced significantly more volatility in returns and may significantly underperform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market, and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or the current and expected future conditions of the broader economy, or when political or economic events affecting the issuer in particular or the stock market in general occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Contingent Capital Securities (“CoCos”) Risk. A loss absorption mechanism trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV. Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen the Fund’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment grade and are subject to the risks of below investment grade securities.

CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the

Shareholder Update (continued)

dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.

In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that the Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.

The prices of CoCos may be volatile. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo may cause a decline in value of one or more CoCos held by a fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other similarly structured securities.

CoCos are issued primarily by financial institutions. Therefore, CoCos present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries.

Convertible Securities Risk. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt, including but not limited to Interest Rate Risk, Credit Risk, Below Investment Grade Risk and Unrated Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. Convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Credit Risk. Issuers of securities in which the Fund may invest may default on their obligations, including to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a security experiencing non-payment and potentially a decrease in the NAV of the Fund. With respect to the Fund’s investments that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing an investment. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Debt Securities Risk. Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, decreased market making capacity has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. Decreased liquidity may result in the Fund having to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Depositary Receipts Risk. Foreign securities may trade in the form of depositary receipts. In addition to investment risks associated with the underlying issuer, depositary receipts may expose the Fund to additional risks associated with non-uniform terms that apply to depositary receipt programs, including credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency, political, economic, market risks and the risks of an illiquid market for depositary receipts. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may not track the price of the underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository. As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depositary receipts.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.

It is possible that regulatory or other developments in the derivatives market, including changes in government regulation could adversely impact the Fund’s ability to invest in certain derivatives or successfully use derivative instruments.

Distressed or Defaulted Securities Risk. Investments in “distressed” securities, meaning those whose issuers are experiencing financial difficulties or distress at the time the security is acquired, present a substantial risk of future default. In the event distressed securities become defaulted securities or the Fund otherwise holds defaulted securities, the Fund may incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.

Dividend-Paying Securities Risk. The Fund’s investment in dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if declared, they will remain at their current levels or increase over time. The Fund may also be harmed by changes to the favorable federal income tax treatment generally afforded to dividends.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Exchange-Traded Notes (“ETNs”) Risk. Like other index-tracking instruments, ETNs are subject to the risk that the value of the index may decline, at times sharply and unpredictably. In addition, ETNs—which are debt instruments—are subject to risk of default by the issuer. ETNs differ from ETFs. While ETFs are subject to market risk, ETNs are subject to both market risk and the risk of default by the issuer. ETNs are also subject to the risk that a liquid secondary market for any particular ETN might not be established or maintained.

Extension Risk. Extension risk is the flip side of call or prepayment risk. Extension, or slower prepayments of the underlying mortgage loans, would extend the time it would take to receive cash flows and would generally compress the yield on non-agency RMBS and CMBS. Rising interest rates can cause the average maturity of the Fund to lengthen due to a drop in mortgage prepayments. This will increase both the sensitivity to rising interest rates and the potential for price declines of the Fund.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Financial Services Sector Risk. The Fund’s investment in securities issued by financial services companies makes the Fund more susceptible to adverse economic or regulatory occurrences affecting those companies. Investments in financial services companies includes the following risks:

•	financial services companies may suffer a setback if regulators change the rules under which they operate;

•	unstable interest rates can have a disproportionate effect on the financial services sector;

Shareholder Update (continued)

•

financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector;

•	financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies; and

•	financial services companies have been significantly and negatively affected by the downturn in the subprime mortgage lending market and the resulting impact on the world’s economies.

Floating and Variable Rate Securities Risk. Floating and variable rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the investor will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed-income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on the Fund’s ability to sell the securities at any given time. Such securities also may lose value.

Foreign Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Forward Currency Contracts Risk. Forward currency contracts are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward currency markets are not required to continue to make markets in the securities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain securities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Market illiquidity or disruption could result in major losses to the Fund. In addition, trading forward currency contracts can have the effect of financial leverage by creating additional investment exposure.

Foreign Debt Investment Risk. Foreign investments, which may include debt securities of foreign issuers, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited financial information about the foreign debt issuer or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) economic sanctions or other measures by the United States or other governments; (9) the difficulty of evaluating some foreign economic trends; and (10) the possibility that a foreign government could restrict an issuer from paying principal and interest on its debt obligations to investors outside the country. It may also be difficult to use foreign laws and courts to force a foreign issuer to make principal and interest payments on its debt obligations. In addition, the cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. Investment in the Fund may be more exposed to a single country or a region’s economic cycles, stock market valuations and currency, which could increase its risk compared with a more geographically diversified fund. In addition, political, social, regulatory, economic or environmental events that occur in a single country or region may adversely affect the values of that country or region’s securities and thus the holdings of the Fund.

Foreign/Emerging Markets Issuer Risk. Investments in foreign issuers involve special risks not presented by investments in U.S. issuers, including the following: (i) less publicly available information about foreign issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many foreign markets are smaller, less liquid and more volatile; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure of a company’s assets; (vii) restrictions imposed by foreign countries limiting the ability of foreign issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise and (viii) withholding and other foreign taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one foreign country or geographic region. In addition, investing in securities of foreign issuers located in emerging markets involves greater risks, including smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital.

Frequent Trading Risk. The Fund’s portfolio turnover rate may exceed 100%. Frequent trading of portfolio securities may produce capital gains, which are taxable to shareholders when distributed. Frequent trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities, which may detract from the Fund’s performance.

Growth Stock Risk. The growth stocks in which the Fund may invest tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. Growth stocks may be more expensive relative to their earnings or assets compared to other types of equity securities. Accordingly, a stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market. In addition, growth stocks, at times, may not perform as well as value stocks or the stock market in general, and may be out of favor with investors for varying periods of time. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/ or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the applicable sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Income Risk. The Fund’s level of current income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.

Infrastructure Related Securities Risk.

General. The Fund invests significantly in infrastructure related securities, which will expose the Fund to the consequences of any adverse economic, regulatory, political, legal and other changes affecting the issuers of such securities. Infrastructure related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure related businesses may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. There is also the risk that corruption may negatively affect publicly funded infrastructure projects, especially in emerging markets, resulting in delays and cost overruns.

Technological Risk. Technological changes in the way a service or product is delivered may render existing technologies obsolete. Infrastructure assets have very few alternative uses should they become obsolete. Communications utilities may be particularly sensitive to these risks, as telecommunications products and services also may be subject to rapid obsolescence resulting from changes in consumer tastes, intense competition and strong market reactions to technological development.

Developing Industries Risk. Some infrastructure companies are focused on developing new technologies and are strongly influenced by technological changes. Product development efforts by infrastructure companies may not result in viable commercial products. Infrastructure companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some infrastructure companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in such infrastructure issuers may be considerably more volatile than those in more established segments of the economy.

Regional Risk. Should an event that impairs assets occur in a region where an infrastructure company operates, the performance of such infrastructure company may be adversely affected. As many infrastructure assets are not moveable, such an event may have enduring effects on the infrastructure company that are difficult to mitigate.

Strategic Asset Risk. Infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or adverse political actions.

Environmental Risk. Infrastructure companies, in particular those in the electrical utility industry, can have substantial environmental impacts. Ordinary operations or operational accidents may cause major environmental damage, which could cause infrastructure companies significant financial distress. Community and environmental groups may protest the development or operation of assets or facilities of infrastructure companies, and these protests may induce government action to the detriment of infrastructure companies.

Political and Expropriation Risk. Governments may attempt to influence the operations, revenue, profitability or contractual relationships of infrastructure companies or expropriate infrastructure companies’ assets. The public interest aspect of the products and services provided by infrastructure companies means political oversight will remain pervasive.

Operational Risk. The long-term profitability of infrastructure companies is partly dependent on the efficient operation and maintenance of their assets. Infrastructure companies may be subject to service interruptions due to environmental disasters, operational accidents or terrorist activities, which may impair their ability to maintain payments of dividends or interest to investors. The destruction or loss of an asset or facility may have a major adverse impact on an infrastructure company. Failure by the infrastructure company to operate and maintain its assets or facilities appropriately or to carry appropriate, enforceable insurance could lead to significant losses.

Shareholder Update (continued)

Regulatory Risk. Many infrastructure companies are subject to significant national, regional and local government regulation, which may include how facilities are constructed, maintained and operated, environmental and safety controls and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of infrastructure issuers. Regulators that have the power to set or modify the prices infrastructure issuers can charge for their products or services can have a significant impact on the profitability of such infrastructure issuers. The returns on regulated assets or services are usually stable during regulated periods, but may be volatile during any period that rates are reset by the regulator.

Infrastructure companies may be adversely affected by additional regulatory requirements enacted in response to environmental disasters or to address ongoing environment concerns, which may impose additional costs or limit certain operations by such companies operating in various sectors. Non-U.S. infrastructure companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Non-U.S. infrastructure companies may be more heavily regulated by their respective governments than companies in the United States and, as in the United States, may be required to seek government approval for rate increases. In addition, non-U.S. infrastructure companies in the electrical utility industry may use fuels that may cause more pollution than those used in the United States, which may require such companies to invest in pollution control equipment to meet any proposed pollution restrictions. Non-U.S. regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

Interest Rate Risk. Due to the high costs of developing, constructing, operating and distributing assets and facilities, many infrastructure companies are highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets. The structure and nature of the debt is therefore an important element to consider in assessing the interest rate risk posed by infrastructure companies. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including how they impact returns to equity holders) are crucial factors in assessing the degree of interest rate risk.

Inflation Risk. Many infrastructure companies may have fixed income streams and, therefore, may be unable to increase their dividends during inflationary periods. The market value of infrastructure companies may decline in value in times of higher inflation rates. The prices that an infrastructure company is able to charge users of its assets may not always be linked to inflation. In this case, changes in the rate of inflation may affect the forecast profitability of the infrastructure company.

Interest Rate Risk. Interest rate risk is the risk that debt securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than prices of shorter-term debt securities as interest rates change. If the Fund invests in floating rate securities, the market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the rest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate securities may decline due to lower coupon payments on floating-rate securities.

Inverse Floating Rate Securities Risk. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.

Large-Cap Company Risk. While large-cap companies may be less volatile than those of mid-and small-cap companies, they still involve risk. To the extent the Fund invests in large-capitalization securities, the Fund may underperform funds that invest primarily in securities of smaller capitalization companies during periods when the securities of such companies are in favor. Large-capitalization companies may be unable to respond as quickly as smaller capitalization companies to competitive challenges or to changes in business, product, financial or other market conditions.

Loan Risk. The lack of an active trading market for certain loans may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult to value such loans. Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. For secured loans, there is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. Interests in loans made to finance highly leveraged companies or transactions such as corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. However, in periods of high demand by lenders like the Fund for loan investments, borrowers may limit these covenants and weaken a lender’s ability to access collateral securing the loan; reprice the credit risk associated with the borrower; and mitigate potential loss. The Fund may experience relatively greater realized or unrealized losses or delays and expenses in enforcing its rights with respect to loans with fewer restrictive covenants. Additionally, loans may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections of the securities laws. Because junior loans have a lower place in an issuer’s capital structure and may be unsecured, junior loans involve a higher degree of overall risk than senior loans of the issuer.

Master Limited Partnerships (“MLPs”) Risk. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly traded securities. Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have significantly more limited rights to exercise control over the partnership and to vote on matters affecting the partnership. In addition, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources and their securities may trade infrequently and in limited volumes and be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Fund’s investment in MLPs also subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest. Currently, most MLPs operate in the energy, natural resources or real estate sectors. Additionally, since MLPs generally conduct business in multiple states, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in MLPs. The value of any investment by the Fund in MLP units will depend on the MLP’s ability to qualify as a partnership for federal income tax purposes. If an MLP fails to meet the requirements for partnership status under the Code, or if the MLP is unable to do so because of changes in tax law or regulation, the MLP could be taxed as a corporation. In that case, the MLP would be obligated to pay federal income tax at the entity level, and distributions received by the Fund would be taxed as dividend income. The Fund may also invest in debt securities issued by MLPs.

Mortgage-Backed Securities (“MBS”) and Asset-Backed Securities (“ABS”) Risk. These securities generally can be prepaid at any time, and prepayments that occur either more quickly or more slowly than expected can adversely impact the value of such securities. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. The Fund may invest in MBS and ABS that are subordinate in right of payment and rank junior to other securities that are secured by or represent an ownership interest in the same pool of assets. In addition, many of the transactions in which such securities are issued have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels. As a result, such securities may be more sensitive to risk of loss, write-downs, the non-fulfillment of repurchase obligations, over-advancing on a pool of loans and the costs of transferring servicing than senior classes of securities. Further, some of the MBS and ABS in which the Fund invests may be comprised of subprime loans. Subprime loans are those made to borrowers with lower credit ratings and/or shorter credit history, who are more likely to default on their loan obligations as compared to more credit-worthy borrowers. As a result, liquidity risk is even greater for MBS and ABS comprised of subprime loans.

MBS, including CMBS and RMBS, may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of MBS and will result in losses to the Fund. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics.

Certain non-agency MBS are only entitled to payments provided for in the underlying agreement when and if funds are generated by the underlying mortgage loan pool. This likelihood of the return of interest and principal may be assessed as a credit matter. However, the holders of such non-agency MBS may not have the legal status of secured creditors, and therefore may not be able to accelerate a claim for payment on their securities or force a sale of the mortgage loan pool in the event that insufficient funds exist to pay such amounts on any date designated for such payment. The holders of such non-agency MBS do not typically have any right to remove a servicer solely as a result of a failure of the mortgage pool to perform as expected. In addition, there can be no assurance that originators and servicers of mortgage loans for non-agency MBS will not experience financial difficulties, which may increase the chances that these entities may default on their warehousing or other credit lines or become insolvent or bankrupt, thus increasing the likelihood that repurchase obligations will not be fulfilled and the potential for loss to holders of such non-agency MBS. Further, the prices of non-agency MBS may decline substantially, for reasons that may not be attributable to any of the other risks described herein. In particular, purchasing assets at what may appear to be “undervalued” levels is no guarantee that these assets will not be trading at even more “undervalued” levels at a time of valuation or at the time of sale. It may not be possible to predict, or to protect against, such “spread widening” risk.

Mortgage Roll Risk. The risk that the Fund’s adviser or an applicable sub-adviser will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of the Fund compared with what such performance would have been without the use of the strategy.

Shareholder Update (continued)

Municipal Securities Risk. The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, a downgrade of a state’s credit rating or the rating of authorities or political subdivisions of the state, demographic factors, ecological or environmental concerns, inability or perceived inability of a government authority to collect sufficient tax or other revenues, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). This risk would be heightened to the extent that the Fund invests a substantial portion of the below-investment grade quality portion of its portfolio in the bonds of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), in industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, municipal lease obligations, private activity bonds or moral obligation bonds) that are particularly exposed to specific types of adverse economic, business or political events. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or worsen. In addition, the amount of public information available about municipal bonds is generally less than for certain corporate equities or bonds, meaning that the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s sub-adviser than funds that invest in stock or other corporate investments.

To the extent that a fund invests a significant portion of its assets in the securities of issuers located in a given state or U.S. territory, it will be disproportionally affected by political and economic conditions and developments in that state or territory and may involve greater risk than funds that invest in a larger universe of securities. In addition, economic, political or regulatory changes in that state or territory could adversely affect municipal securities issuers in that state or territory and therefore the value of a fund’s investment portfolio.

Natural Resource Related Securities Risk. During periods of financial or economic instability, the securities of companies engaged in the ownership, development, exploration, production, distribution or processing of natural resources, as well as the securities of companies that are suppliers to firms producing natural resources, instruments with economic characteristics similar to natural resources securities or direct holdings of natural resources, may be subject to extreme price fluctuations, reflecting the high volatility of natural resources’ prices. In addition, the instability of the prices of particular natural resources may result in volatile earnings of natural resource companies, which could lead to volatility in their financial condition and in the value of their securities. Additionally, due to the close connection between natural resources and where they are located, securities of natural resource companies may be particularly affected by events occurring in the countries or regions where such natural resources are found. This is heightened with respect to natural resources that are scarce or that are predominantly located in particular areas.

Options Strategy Risk. The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of its portfolio. In employing the Fund’s option strategy, the sub-adviser seeks to reduce downside risk and volatility of the Fund’s equity portfolio. This strategy may not protect against market declines and may limit the Fund’s participation in market gains, particularly during periods when market values are increasing. This strategy may increase the Fund’s portfolio transaction costs, which could result in losses or reduce gains, and may not be successful.

Other Investment Companies Risk. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Preferred Securities Risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. In addition, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks of other issuers) generally have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred stockholders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Prepayment Risk. The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in MBS and other ABS. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of debt securities held by the Fund can result in losses to investors in the Fund.

Put Options Risk. By writing put options, the Fund takes on the risk of declines in the value of the underlying instrument, including the possibility of a loss up to the entire strike price of each option it sells but without the corresponding opportunity to benefit from potential increases in the value of the underlying instrument. When the Fund writes a put option, it assumes the risk that it must purchase the underlying instrument at a strike price that may be higher than the market price of the instrument. If there is a broad market decline and the Fund is not able to close out its written put options, it may result in substantial losses to the Fund. The Fund will receive a premium from writing options, but the premium received may not be sufficient to offset any losses sustained from exercised put options.

Real Estate Related Securities Risk. Real estate companies have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition for tenants, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to them, and companies that service the real estate industry. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills, which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A U.S. domestic REIT can pass its income through to shareholders or unitholders without any U.S. federal income tax at the entity level if it complies with various requirements under the Code. There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income, in which case the REIT would become subject to U.S. federal income tax. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. The Fund, as a holder of a REIT, will bear its pro rata portion of the REIT’s expenses.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Restricted and Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell the investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Rights and Warrants Risk. Rights and warrants are subject to the same market risks as common stocks, but are more volatile in price. Rights and warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in the assets of the issuer. An investment in rights or warrants may be considered speculative. In addition, the value of a right or warrant does not necessarily change with the value of the underlying security and a right or warrant ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe for additional shares is not exercised prior to the rights’ or warrants’ expiration. Also, the purchase of rights and warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.

Senior Loan Risk. Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer. Senior loans are usually rated below investment grade, and share the same risks of other below investment grade debt instruments.

Although the Fund may invest in senior loans that are secured by specific collateral, there can be no assurance that the liquidation of such collateral would satisfy an issuer’s obligation to the Fund in the event of issuer default or that such collateral could be readily liquidated under such circumstances. If the terms of a senior loan do not require the issuer to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the issuer’s obligations under the senior loan.

In the event of bankruptcy of an issuer, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the issuer or take other action detrimental to lenders, including the Fund. Such court action could, under certain circumstances, include invalidation of senior loans.

Senior Loan Agent Risk. A financial institution’s employment as an agent under a senior loan might be terminated if it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Shareholder Update (continued)

Small and Mid-Cap Company Risk. Smaller and medium-sized company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in the stock of a smaller or medium-sized company, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is typically the case with larger company stocks. Smaller and medium-sized companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium-sized company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium-sized company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium-sized company stocks may not be well known to the investing public.

Sovereign Government and Supranational Debt Risk. Investments in sovereign debt, including supranational debt, involves special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. There are no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt may be collected.

Special Purpose Acquisition Companies (“SPACs”) Risk. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments. If an acquisition that meets the requirements for the SPAC is not completed within the pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses, and any warrants issued by the SPAC will expire worthless. SPACs have no operating history or ongoing business other than seeking acquisitions. The value of a SPAC’s securities is particularly dependent on the ability of its management to identify and complete a profitable acquisition. There is no guarantee that any SPAC which the Fund invests may will complete an acquisition or that any acquisitions completed by such SPAC will be profitable. Public stockholders of SPACs, such as the Fund, may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a transaction even though a majority of its public stockholders do not support such a business combination. Some SPACs may pursue acquisitions or mergers only within certain industries or regions, which may lead to an increase in the volatility of their prices following completion of a business combination. An investment in SPACs, which are typically traded in the over-the-counter market, may also have little or no liquidity and may be subject to restrictions on resale.

Special Risks for Inflation-Indexed Bonds. The risk that market values of inflation-indexed investments held by the Fund may be adversely affected by a number of factors, including changes in the market’s inflation expectations, changes in real rates of interest or declines in inflation (or deflation). There is a risk that interest payments in inflation-indexed investments may fall because of a decline in inflation (or deflation). In addition, the Consumer Price Index for All Urban Consumers (“CPI-U”) may not accurately reflect the true rate of inflation. If the market perceives that any of these events have occurred, then the market value of those investments could be adversely affected.

Swap Transactions Risk. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/or the applicable sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the applicable sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Unrated Securities Risk. Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.

U.S. Government Securities Risk. U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Unseasoned Company Risk. Investments in unseasoned companies may involve greater risks than customarily are associated with investments in securities of more established companies. Securities of unseasoned companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Less seasoned companies may seek to compete in markets and industries in which there are more established companies with substantially greater financial resources than they have, which could place such less seasoned companies at a significant competitive disadvantage and make it difficult for them to gain market share.

Valuation Risk. Certain securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Value Stock Risk. Value stocks are securities of companies that typically trade at a perceived discount to their intrinsic value and at valuation discounts relative to companies in the same industry. Value stocks are often also in sectors that trade at a discount to the broader market. The reasons for their discount may vary greatly, but some examples may include adverse business, industry or other developments that may cause the company to be subject to special risks. The intrinsic value of a stock with value characteristics may be difficult to identify and may not be fully recognized by the market for a long time or a stock identified to be undervalued may actually be appropriately priced at a low level.

When-Issued and Delayed-Delivery Transactions Risk. When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.

Whole Loans, Loan Participations and Other Mortgage-Related Interests Risk. Whole loans and loan participations represent undivided (in the case of the whole loans) and fractional (in the case of loan participations) interests in individual loans secured by residential real estate, including multi-family and/or single family residences, or commercial real estate, including shopping malls, retail space, office buildings and/or industrial or warehouse properties. The market values of and cash flows to these instruments are highly dependent on creditworthiness and economic situation of the particular borrowers under each loan, and therefore the performance of individual whole loans and loan participations may suffer even when general economic conditions are favorable. Whole loans and loan participations also may subject the Fund to a greater risk of loss arising from defaults by borrowers under the related loans than do mortgage-backed securities because whole loans and loan participations, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risks may be greater during a period of declining or stagnant real estate values. The individual loans underlying whole loans and loan participations may be larger than those underlying mortgage-backed securities. There may be certain costs and delays in the event of a foreclosure, and there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, accrued but unpaid interest and all foreclosure expenses, in which case the Fund may suffer a loss. In addition to the foregoing, with respect to loan participations, the Fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent upon the cooperation of the other participation holders.

Investment in whole loans and loan participations relating to multi-family residential properties may subject the Fund to a higher level of risk than investment in whole loans and loan participations relating to other residential properties. Multi-family lending is generally viewed as involving a greater risk of loss than one- to four-family residential lending. Multi-family lending typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. Furthermore, the repayment of loans secured by income-producing multifamily properties is typically dependent upon the successful operation of the underlying real estate project. If the cash flow from the project is reduced (for example, if leases are not obtained or renewed), the borrower’s ability to repay the multi-family loan may be impaired. The market values of and cash flow to multi-family real estate can be affected significantly by supply and demand in the local market for the residential rental property and, therefore, the value to the Fund of any whole loans or loan participations relating to multi-family properties will be highly sensitive to changes in the local economic conditions where such multi-family properties are located. In addition, market values may vary as a result of economic events or governmental regulations outside the control of the borrower or lender, such as rent control laws, which impact the future cash flow to the property.

Investment in whole loans and loan participations relating to commercial properties may subject the Fund to certain risks that do not typically apply to investment in whole loans and loan participations relating to residential properties. Market values of and cash flows to commercial real estate may be adversely affected by declines in rental or occupancy rates and extended vacancies, the management skills of the borrower or third-party manager operating a business at the commercial property, overbuilding and changes in zoning laws and other environmental and land use regulations. Mortgage loans relating to commercial properties are also generally not fully amortizing, meaning they may have a significant “balloon” payment due at maturity. Loans with a balloon payment may be riskier than fully amortizing loans because the ability of a borrower to make a balloon payment will typically depend on its ability to either refinance the loan or sell the property, which the borrower may not be able to accomplish on commercially acceptable terms, if at all. In addition, mortgage loans relating to commercial properties are typically non-recourse to the borrowers, resulting in a higher risk of loss in the event of a foreclosure.

Certain loan participations held by the Fund may continue to have the mortgage servicers reflected as record owners of the underlying mortgages. Accordingly, if the mortgage servicer under a particular loan participation were to become insolvent, to have a receiver, conservator or similar official appointed for it by an appropriate regulatory authority or to become a debtor in a bankruptcy proceeding, there is a risk that the Fund’s rights to payments under the loan participation could become subject to the claims of the mortgage servicer’s creditors, which would adversely affect the value of the loan participation to the Fund. The Fund could also incur costs and delays in enforcing its rights to such payments.

Whole loans and loan participations are illiquid and may be difficult to sell when the sub-adviser deems it advisable to do so. See “Illiquid Securities Risk” above. Whole loans and loan participations, like mortgage-backed securities, are also subject to pre-payment risk, which is the risk that the borrowers under the mortgage loans might pay off their mortgage loans sooner than expected, which could happened when interest rates fall or for other reasons, which could cause the value of the Fund’s whole loans and loan participations to fall. Moreover, if the mortgage loans are paid off sooner than expected, the Fund may have to reinvest the proceeds in other securities that have lower yields.

Shareholder Update (continued)

Zero Coupon or Pay-In-Kind Securities Risk. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative.

Fund Level and Other Risks:

Allocation Risk. The Fund’s ability to achieve its investment objective depends upon Nuveen Asset Management’s skill in determining the Fund’s allocation to different sub-advisers and strategies. There is the risk that Nuveen Asset Management’s evaluations and assumptions used in making such allocations may be incorrect.

Anti-Takeover Provisions. The Declaration of Trust and the Fund’s by-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.

Borrowing Risk. In addition to borrowing for leverage, the Fund may borrow for temporary or emergency purposes, to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Distribution Risk. The Fund’s distributions will be composed of net investment income and a supplemental amount generally representing the potential for capital appreciation, which will take the form of realized capital gains and/or a return of capital. The return of capital component of a Fund distribution may (but will not necessarily) represent unrealized capital gains. A return of capital is a non-taxable distribution of a portion of the Fund’s capital. If over the life of a shareholder’s investment, the total return of the Fund’s overall strategy is less than the distribution rate, a return of capital will represent a portion of a shareholder’s original principal (in effect a partial return of the amount a shareholder invested in the Fund). A return of capital reduces a shareholder’s tax cost basis (but not below zero) in Fund shares, which could result in more taxable gain or less taxable loss when the shareholder sells their shares. This may cause the shareholder to pay taxes even if he or she sells shares for less than the original price. The Fund’s distribution policy, rate of distributions on the Common Shares and the portion of distributions composed of net investment income, realized capital gain and return of capital may vary over time. Shareholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. Shareholders should not assume that the source of a return of capital distribution from the Fund is net income or profit.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and asset prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Additionally, instability in various countries, war, natural and environmental disasters, the spread of infectious illnesses or other public health emergencies, terrorist attacks in the United States and around the world, growing social and political discord in the United States, debt crises, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress, trade disputes and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.

The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.

Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.

Certain types of leverage may result in the Fund being subject to certain covenants, asset coverage or other portfolio composition limits by its lenders, debt or preferred securities purchasers, rating agencies that may rate the debt or preferred securities, or reverse repurchase counterparties. Such limitations may be more stringent than those imposed by the 1940 Act and may impact whether the Fund is able to maintain its desired amount of leverage. In addition, whenever the Fund incurs borrowings and/or preferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such borrowings has been paid and all accumulated dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to any borrowings would be at least 300% after giving effect to the distributions and asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions.

The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market. There is no assurance that the Fund’s use of leverage will be successful.

The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

The amount of fees paid to the investment adviser and the applicable sub-adviser for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the applicable sub-adviser to leverage the Fund or increase the Fund’s leverage.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Multi-Manager Risk. The interplay of the various strategies employed by portfolio managers of Nuveen and its affiliates may result in the Fund holding a significant amount of certain types of securities. This may be beneficial or detrimental to the Fund’s performance depending upon the performance of those securities and the overall economic environment. The portfolio managers may make investment decisions which conflict with each other; for example, at any particular time, portfolio managers of one strategy may be purchasing shares of an issuer whose shares are being sold by portfolio managers of another strategy. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result. In addition, the multi-manager approach could increase the Fund’s portfolio turnover rate which may result in higher transaction costs and a greater amount of tax on the Fund’s shareholders.

Recent Market Conditions. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, including the imposition of tariffs, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

Ukraine has experienced ongoing military conflict, most recently commencing in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and

Shareholder Update (continued)

markets. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and this conflict has escalated into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, adverse effects in the supply of certain manufactured goods, substantial adverse price changes for goods and possible failure of individual companies and/or large segments of China’s export industry and U.S. importers, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would are vulnerable to an escalation of trade tensions. Beginning in early 2025, the United States also imposed tariffs on other countries, including Mexico and Canada. The possibility of additional tariffs being imposed or the outbreak of a trade war may adversely impact U.S. and international markets. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline further. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may impact the markets and the Fund’s performance.

The U.S. Federal Reserve (the “Fed”) has in the past sharply raised interest rates, and has signaled an intention to maintain relatively higher interest rates until current inflation levels re-align with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (“FDIC”) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Fund Tax Risk. The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

EFFECTS OF LEVERAGE

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund’s (i) continued use of leverage as of December 31, 2025 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Fund on such instruments (based on actual leverage costs incurred during the fiscal year ended December 31, 2025) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of certain derivative instruments.

The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.

	NMAI	JRI	JRS

Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	30.48%	31.78%	30.15%

Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	4.75%	4.94%	4.89%

Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Leverage	1.45%	1.57%	1.48%

Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(16.47)%	(16.96)%	(16.43)%

Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(9.27)%	(9.63)%	(9.27)%

Common Share Total Return for 0.00% Assumed Portfolio Total Return	(2.08)%	(2.30)%	(2.11)%

Common Share Total Return for 5.00% Assumed Portfolio Total Return	5.11%	5.03%	5.05%

Common Share Total Return for 10.00% Assumed Portfolio Total Return	12.30%	12.36%	12.20%

Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Fund are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

Shareholder Update (continued)

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment adviser if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

CHANGES OCCURRING DURING THE FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Fund’s investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Fund; or (iv) the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders, except as follows:

Principal Risks

The following risk factor was added as a principal risk for Nuveen Real Estate Income Fund (“JRS”):

Dividend-Paying Securities Risk. The Fund’s investment in dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if declared, they will remain at their current levels or increase over time. The Fund may also be harmed by changes to the favorable federal income tax treatment generally afforded to dividends.

The following risk factor was added as a principal risk for Nuveen Real Asset Income and Growth Fund (“JRI”):

Foreign Debt Investment Risk. Foreign investments, which may include debt securities of foreign issuers, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited financial information about the foreign debt issuer or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) economic sanctions or other measures by the United States or other governments; (9) the difficulty of evaluating some foreign economic trends; and (10) the possibility that a foreign government could restrict an issuer from paying principal and interest on its debt obligations to investors outside the country. It may also be difficult to use foreign laws and courts to force a foreign issuer to make principal and interest payments on its debt obligations. In addition, the cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. To the extent the Fund invests a significant portion of its assets in the securities of companies in a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. Investment in the Fund may be more exposed to a single country or a region’s economic cycles, stock market valuations and currency, which could increase its risk compared with a more geographically diversified fund. In addition, political, social, regulatory, economic or environmental events that occur in a single country or region may adversely affect the values of that country or region’s securities and thus the holdings of the Fund.

Mortgage-Backed Securities (“MBS”) and Asset-Backed Securities (“ABS”) Risk. These securities generally can be prepaid at any time, and prepayments that occur either more quickly or more slowly than expected can adversely impact the value of such securities. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. The Fund may invest in MBS and ABS that are subordinate in right of payment and rank junior to other securities that are secured by or represent an ownership interest in the same pool of assets. In addition, many of the transactions in which such securities are issued have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels. As a result, such securities may be more sensitive to risk of loss, write-downs, the non-fulfillment of repurchase obligations, over-advancing on a pool of loans and the costs of transferring servicing than senior classes of securities. Further, some of the MBS and ABS in which the Fund invests may be comprised of subprime loans. Subprime loans are those made to borrowers with lower credit ratings and/or shorter credit history, who are more likely to default on their loan obligations as compared to more credit-worthy borrowers. As a result, liquidity risk is even greater for MBS and ABS comprised of subprime loans.

MBS, including CMBS and RMBS, may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of MBS and will result in losses to the Fund. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics.

Certain non-agency MBS are only entitled to payments provided for in the underlying agreement when and if funds are generated by the underlying mortgage loan pool. This likelihood of the return of interest and principal may be assessed as a credit matter. However, the holders of such non-agency MBS may not have the legal status of secured creditors, and therefore may not be able to accelerate a claim for payment on their securities or force a sale of the mortgage loan pool in the event that insufficient funds exist to pay such amounts on any date designated for such payment. The holders of such non-agency MBS do not typically have any right to remove a servicer solely as a result of a failure of the mortgage pool to perform as expected. In addition, there can be no assurance that originators and servicers of mortgage loans for non-agency MBS will not experience financial difficulties, which may increase the chances that these entities may default on their warehousing or other credit lines or become

Shareholder Update (continued)

insolvent or bankrupt, thus increasing the likelihood that repurchase obligations will not be fulfilled and the potential for loss to holders of such non-agency MBS. Further, the prices of non-agency MBS may decline substantially, for reasons that may not be attributable to any of the other risks described herein. In particular, purchasing assets at what may appear to be “undervalued” levels is no guarantee that these assets will not be trading at even more “undervalued” levels at a time of valuation or at the time of sale. It may not be possible to predict, or to protect against, such “spread widening” risk.

The following principal risks are no longer included as stand-alone risks because they were consolidated into other principal risk factors as indicated below:

Stand-Alone Risk Removed	Consolidated Into the Following Risk
Emerging Markets Risk	Foreign/Emerging Market Issuer Risk
Non-U.S. Securities Risk	Foreign/Emerging Market Issuer Risk

Portfolio Managers

Nuveen Real Asset Income and Growth Fund (“JRI” or the “Fund”)

Effective February 11, 2025, James Kim was added as a portfolio manager of the Fund. Effective April 1, 2025, Jean Lin retired and is no longer a portfolio manager of the Fund. The biography of James Kim is presented below:

James is a portfolio manager for Nuveen’s leveraged finance team with a focus on the management of high yield mandates. James is the lead manager of the High Yield Income strategy and a co-manager on the High Yield, Real Asset Income and Credit Income strategies. He has also been the head of special situations, leading workouts and opportunistic investing for the leveraged finance platform for over five years.

Previously, James was co-head of global fixed income research and head of the leveraged finance research team, overseeing its daily investment process. He also served as the co-head of research at Nuveen affiliate Symphony Asset Management, leading the firm’s research team, daily investment process and opportunistic investments across its various mandates. Prior to this, he was a distressed generalist and an industry analyst responsible for a number of different industries, including energy, power, metals & mining and chemicals, providing long and short ideas across the capital structure. Prior to joining the firm, James was an associate at Greywolf Capital in its special situations group and an analyst at Watershed Asset Management. He began his career at Goldman Sachs, as an investment banking analyst both in the Strategy Group and Energy & Power Group.

James graduated with a B.S. in Economics from the University of Pennsylvania’s Wharton School of Business.

CHANGES OCCURRING AFTER THE FISCAL YEAR END

Portfolio Managers

Nuveen Multi-Asset Income Fund (“NMAI” or the “Fund”)

Effective January 7, 2026, Mark Zheng, James Kim and John Tribolet became portfolio managers of the Fund. Nathan Shetty and Anurag Dugar are no longer managers of the Fund. The biographies of Nathan Shetty and Anurag Dugar are presented below:

Mark Zheng

Mark Zheng is a portfolio manager for Nuveen, focused on Multi-Sector portfolio management. He is currently lead manager of a diversified, total return component portfolio for the CREF Real Estate Account. He is also a co-manager for the Stable Value Account. Mark is a member of the Core and Core-Plus Strategy teams. Mark provides strategic and quantitative analysis across a broad set of Multi-Sector Fixed Income strategies incorporating emerging markets, mortgage-backed securities, high yield bond and loans and non-agency structured products. Since joining the firm in 2010, he has held several positions, including co-manager of fixed income ETFs. He also served as a research analyst for investments in mortgage-backed securities and as a business analyst for fixed income business applications.

Prior to working in the financial services industry, Mark worked in the engineering industry, providing consulting services for global pharmaceutical, chemical, and manufacturing firms.

Mark graduated with a Bachelor’s degree in Chemical Engineering and Master’s degree in Engineering from The Cooper Union and an M.S. in Computational Finance from the Carnegie Mellon Tepper School of Business. He is a CFA charter holder and certified Financial Risk Manager (FRM), with membership in the CFA Institute and Global Association of Risk Professionals, respectively.

James Kim

James is a portfolio manager for Nuveen’s leveraged finance team with a focus on the management of high yield mandates. James is the lead manager of the High Yield Income strategy and a co-manager on the High Yield, Real Asset Income and Credit Income strategies. He has also been the head of special situations, leading workouts and opportunistic investing for the leveraged finance platform for over five years.

Previously, James was co-head of global fixed income research and head of the leveraged finance research team, overseeing its daily investment process. He also served as the co-head of research at Nuveen affiliate Symphony Asset Management, leading the firm’s research team, daily investment process and opportunistic investments across its various mandates. Prior to this, he was a distressed generalist and an industry analyst responsible for a number of different industries, including energy, power, metals & mining and chemicals, providing long and short ideas across the capital structure. Prior to joining the firm, James was an associate at Greywolf Capital in its special situations group and an analyst at Watershed Asset Management. He began his career at Goldman Sachs, as an investment banking analyst both in the Strategy Group and Energy & Power Group.

James graduated with a B.S. in Economics from the University of Pennsylvania’s Wharton School of Business.

John Tribolet

John is a portfolio manager for Nuveen’s equities team and has lead portfolio management responsibilities for several global and international strategies. He is also a member of the Equities Investment Council (EIC) with a focus on international investing.

Prior to his current role and since joining Nuveen in 2005, John has served as head of global equities research for Nuveen as well as a lead international and global portfolio manager on multiple strategies. Prior to joining Nuveen, John was co-head of the Loomis Sayles International Equity Fund and an international portfolio manager at Nicholas Applegate.

John graduated with a B.A. in Economics from Columbia University and an M.B.A., with honors, in Finance from the University of Chicago.

Shareholder Update (continued)

ADDITIONAL DISCLOSURES FOR THE FUND AS OF THE FISCAL YEAR ENDED DECEMBER 31, 2025

This annual report includes additional disclosures for certain Funds that have, or intend to have, an effective shelf offering registration statement on file with the Securities and Exchange Commission (SEC) at the time this report was prepared. Refer to Note 6, Fund Shares of the Notes to Financial Statements for further details on the shelf offering program.

NUVEEN REAL ASSET INCOME AND GROWTH FUND (JRI)

SUMMARY OF FUND EXPENSES

The purpose of the tables and the example below are to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The tables show the expenses of the Fund as a percentage of the average net assets applicable to Common Shares and not as a percentage of total assets or managed assets.

Shareholder Transaction Expenses	JRI

Maximum Sales Charge (as a percentage of offering price) (1)	1.00%

Dividend Reinvestment Plan Fees (2)	$2.50

(1)

The maximum sales charge for offerings made at-the-market is 1.00%. If the Common Shares are sold to or through underwriters in an offering that is not made at-the-market, the applicable Prospectus Supplement will set forth any other applicable sales load. Additionally, the applicable Prospectus Supplement will set forth the offering expenses (if any) borne by Fund common shareholders.

(2)

You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the common shareholders, to sell your Common Shares held in a dividend reinvestment account.

Annual Expenses (As a Percentage of Net Assets Attributable to Common Shares) (1)	JRI
Management Fees	1.41%

Interest and Other Related Expenses (2)	2.34%

Other Expenses (3)	0.15%
Total Annual Expenses	3.90%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended December 31, 2025.
(2)

Interest and Other Related Expenses reflect actual expenses and fees for leverage incurred by a Fund for the fiscal year ended December 31, 2025. The types of leverage used by the Fund during the fiscal year ended December 31, 2025 are described in the Fund Leverage and the Notes to Financial Statements sections of this annual report. Actual Interest and Other Related Expenses incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if the Fund continues to maintain leverage, the cost of which is tied to short-term interest rates, the Fund’s interest expenses on its short-term borrowings can be expected to rise in tandem. The Fund’s use of leverage will increase the amount of management fees paid to the Fund’s adviser and sub-advisor(s).

(3)

Other Expenses are based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.

Example

The following example illustrates the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The example also assume a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Example # 1 (At-the-Market Transaction)

The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

	1 Year	3 Years	5 Years	10 Years
JRI	$49	$128	$208	$418

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

TRADING AND NET ASSET VALUE INFORMATION

The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares reported as of the end of the day on the NYSE, (ii) the corresponding NAV per share; and (iii) the premium/(discount) to NAV per share at which the Common Shares were trading as of such date.

JRI	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price

Fiscal Quarter End	High	Low	High	Low	High	Low

December 2025	$14.33	$13.16	$13.76	$13.15	4.14%	0.08%

September 2025	$14.25	$13.03	$13.71	$13.38	3.94%	(2.62)%

June 2025	$13.50	$11.26	$13.56	$12.32	(0.44)%	(8.60)%

March 2025	$13.14	$12.04	$13.36	$12.91	(1.65)%	(6.74)%

December 2024	$13.61	$11.95	$14.02	$12.97	(2.92)%	(7.86)%

September 2024	$13.67	$12.21	$14.54	$13.21	(5.98)%	(7.57)%

June 2024	$12.21	$10.86	$13.18	$12.66	(7.36)%	(14.22)%

March 2024	$12.12	$11.35	$13.68	$13.25	(11.40)%	(14.34)%

The following table shows, as of December 31, 2025 the Fund’s: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and, (iv) net assets attributable to Common Shares.

December 31, 2025	JRI
NAV per Common Share	$ 13.37

Market Price	$ 13.61

Percentage of Premium/(Discount) to NAV per Common Share	1.80%

Net Assets Attributable to Common Shares	$ 366,997,292

Shares of closed-end investment companies, including the Fund, may frequently trade at prices lower than NAV, the Fund’s Board of Trustees (Board) has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Shareholder Update (continued)

SENIOR SECURITIES

The following table sets forth information regarding the Fund’s outstanding senior securities as of the end of the Fund’s last ten fiscal years, as applicable. The Fund’s senior securities during this time period are comprised of borrowings that constitute “senior securities” as defined in the Investment Company Act of 1940, as amended (1940 Act). The information in this table is derived from the financial statements. The financial statements for the year ended December 31, 2025 have been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm. The financial statements with respect to the fiscal years ended prior to 2025, where applicable, have been audited by other auditors. The Funds’ audited financial statements for the year ended December 31, 2025, including the report of PwC thereon, and accompanying notes thereto, are included in this Annual Report.

JRI

	Borrowings Outstanding at the End of Period
Year Ended 12/31:	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $1,000 (2)
2025	$170,945	$3,147
2024	$178,945	$3,020
2023	$151,695	$3,474
2022	$166,985	$3,230
2021	$197,935	$3,414
2020	$166,035	$3,618
2019	$222,225	$3,477
2018	$215,225	$3,103
2017	$225,225	$3,406
2016	$73,275	$3,408

(1)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference, if applicable, as of the end of the relevant fiscal year.

(2)

Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of Fund’s borrowings (excluding temporary borrowings) then outstanding and multiplying the result by 1,000. For purpose of asset coverage above, senior securities consist of preferred shares or borrowings of a Fund and does not include derivative transactions and other investments that have the economic effect of leverage such as reverse repurchase agreements and tender option bonds. If the leverage effects of such investments were included, the asset coverage amounts presented would be lower.

UNRESOLVED STAFF COMMENTS

The Fund believes that there are no material unresolved written comments, received 180 days or more before December 31, 2025, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or the Investment Company Act of 1940, or its registration statement.

Important Tax Information

(Unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Long-Term Capital Gains

As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net Long-Term Capital Gains
NMAI	$–
JRI	–
JRS	–

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders:

Fund	Percentage
NMAI	32.3%
JRI	17.9
JRS	9.9

Qualified Dividend Income (QDI)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified dividend income for individuals pursuant to Section 1(h)(11) of the Internal Revenue Code:

Fund	Percentage
NMAI	75.4%
JRI	46.8
JRS	9.9

Qualified Interest Income (QII)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified interest income and/or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code:

Fund	1/1 to Current Year End Percentage
NMAI	44.4%
JRI	28.4
JRS	1.5

Important Tax Information (continued)

Qualified Business Income (QBI)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified business income for individuals pursuant to Section 199A of the Internal Revenue Code:

Fund	Percentage
NMAI	2.5%
JRI	17.3
JRS	82.2

163(j)

Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary dividends treated as Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code:

Fund	Percentage
NMAI	56.0%
JRI	33.0
JRS	1.5

Additional Fund Information

(Unaudited)

Board of Trustees

Joseph A. Boateng	Michael A. Forrester	Thomas J. Kenny	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson

Loren M. Starr	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Congress Street Suite 1 Boston, MA 02114-2016	Legal Counsel Chapman and Cutler LLP Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NMAI	JRI	JRS
Common shares repurchased	0	0	0

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

19(a) Notice: Section 19(a) of the Investment Company Act of 1940 requires that the payment of any distribution which is made from a source other than the fund’s net income be accompanied by a written notice that discloses the estimated sources of such payment.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member
Independent Trustees:
Joseph A. Boateng 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2019 Class II	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002–2006); Board Member, Lumina Foundation (since 2019) and Waterside School (since 2021); Board Member (2012–2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2019), The Seattle Foundation; Trustee (2018–2023), the College Retirement Equities Fund; Manager (2019–2023), TIAA Separate Account VA-1.	216
Michael A. Forrester 1967 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Formerly, Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Director, Aflac Incorporated (since 2025); Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007–2023).	216
Thomas J. Kenny 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I

Formerly, Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management; Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare; formerly, Director (2021–2022) and Finance Committee Chair (2016–2022), Sansum Clinic; formerly, Advisory Board Member (2017–2019), B’Box; formerly, Member (2011–2012), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012–2020), Cottage Health

System; formerly, Board member (2009–2019) and President of the Board (2014–2018), Crane Country Day School; Trustee (2011–2023) and Chairman (2017–2023), the College Retirement Equities Fund; Manager (2011–2023) and Chairman (2017–2023), TIAA Separate Account VA-1.

				217
Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class II	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).	217

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member
Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class III

Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).

217
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III

Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly,

Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer

(1995-1996) of Zenith Electronics Corporation (consumer electronics).

217
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Formerly, Member of Board of Directors of Core12 LLC (2008–2023) (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of The President’s Council of Fordham University (2010–2019); formerly, Director of the Curran Center for Catholic American Studies (2009–2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012–2014); formerly, Trustee and Chairman of the Board of Trustees of Marian University (2010–2013); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007–2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	217

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member
Loren M. Starr 1961 333 W. Wacker Drive Chicago, IL 60606	Board Member	2022 Class III

Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020–2021), Chief Financial Officer, Senior Managing Director (2005–2020), Invesco Ltd.; Director (since 2023) and Chair of the Board (since 2025), formerly, Chair of the Audit Committee (2024-2025), AMG; formerly, Chair and Member of the Board of Directors (2014–2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014–2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account

VA-1 (2022–2023).

				216
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Board Member	2020 Class III	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (FedEx) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	217
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Formerly, a Co–Founding Partner, Promus Capital (investment advisory firm) (2008–2017); formerly, Director, Quality Control Corporation (manufacturing) (2012–2021); formerly, Chair and Member of the Board of Directors (2021–2024), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017–2022), Mather Foundation Board (philanthropy); formerly, Member (2005–2016), Chicago Fellowship Board (philanthropy); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010–2019); formerly, Director, LogicMark LLC (health services) (2012–2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008–2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004–2007); Executive Vice President, Quantitative Management & Securities Lending (2000–2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005–2007), Northern Trust Global Investments Board (2004–2007), Northern Trust Japan Board (2004–2007), Northern Trust Securities Inc. Board (2003–2007) and Northern Trust Hong Kong Board (1997–2004).	217

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I

Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022) of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.

				217
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Chair and Board Member	2017 Class I	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	217

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) Including other Directorships During Past 5 Years
Officers of the Funds:
David J. Lamb 1963 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer (Principal Executive Officer)	2015	Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and Nuveen; has previously held various positions with Nuveen.
Brett E. Black 1972 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.
Marc Cardella 1984 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller (Principal Financial Officer)	2024	Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC, Managing Director of Teachers Insurance and Annuity Association of America and TIAA SMA Strategies LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account VA-1 and the College Retirement Equities Fund; Senior Managing Director, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.
Joseph T. Castro 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2025	Executive Vice President, Chief Risk and Compliance Officer, formerly, Senior Managing Director and Head of Compliance, Nuveen; Executive Vice President and Chief Risk and Compliance Officer, formerly, Senior Managing Director, Nuveen Securities, LLC and Nuveen, LLC; formerly, Senior Managing Director, Nuveen Fund Advisors, LLC.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director, General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.
Jeremy D. Franklin 1983 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2024	Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account VA-1 and College Retirement Equities Fund.
Diana R. Gonzalez 1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President	2016	Senior Managing Director, Head of Public Product of Nuveen; President. formerly, Senior Managing Director, of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.
Brian H. Lawrence 1982 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2023	Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director of Nuveen Securities, LLC.

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) Including other Directorships During Past 5 Years
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.
John M. McCann 1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022

Senior Managing Director, Division General Counsel of Nuveen; Senior Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America and Nuveen Alternative Advisors LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence,

Inc. and Brooklyn Investment Group, LLC; has previously held various positions with Nuveen/TIAA.

Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007

Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities,

LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen; Vice President and Secretary of Winslow Capital Management, LLC; Executive Vice President, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC;

formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

R. Tanner Page 1985 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2025	Managing Director, formerly, Vice President of Nuveen; has previously held various positions with Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Senior Managing Director of Nuveen.
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.
Rachael Zufall 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)

Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

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Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Nuveen Securities, LLC, member FINRA and SIPC	333 West Wacker Drive	Chicago, IL 60606	www.nuveen.com	EAN-C-1225P 5093099

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. Upon request, a copy of the registrant’s code of ethics is available without charge by calling 800-257-8787.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) had determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The members of the registrant’s audit committee that have been designated as audit committee financial experts are Joseph A. Boateng, John K. Nelson and Loren M. Starr, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs since 2007. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023).

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and Chair of the Board for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023).

Item 4.	Principal Accountant Fees and Services.

Nuveen Multi-Asset Income Fund

The following tables show the amount of fees that PricewaterhouseCoopers LLP (“PwC”), the Registrant’s current independent registered public accounting firm, billed to the Registrant during the Registrant’s fiscal year ended December 31, 2025, and the amount of fees that KPMG LLP (“KPMG”), the Registrant’s former independent registered public accounting firm, billed to the Registrant during the Registrant’s fiscal year ended December 31, 2024. The Audit Committee approved in advance all audit services and non-audit services that PwC and KPMG provided to the Registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Registrant waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Registrant during the fiscal year in which the services are provided; (B) the Registrant did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair.

SERVICES THAT THE REGISTRANT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BILLED TO THE REGISTRANT

Fiscal Year Ended[5]	Audit Fees Billed to Registrant[1]	Audit-Related Fees Billed to Registrant[2]	Tax Fees Billed to Registrant[3]	All Other Fees Billed to Registrant[4]
December 31, 2025 (PwC)	$42,795	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2024 (KPMG)	$42,800	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings.

2

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Registrant’s common shares and leverage.

3	“Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice, and tax planning.
4	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
5	The Registrant changed audit firm from KPMG to PwC on October 24, 2024.

SERVICES THAT THE REGISTRANT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM BILLED TO THE ADVISER AND AFFILIATED REGISTRANT SERVICE PROVIDERS

The following tables show the amount of fees billed by PwC to Nuveen Fund Advisors, LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant (“Affiliated Fund Service Provider”), for engagements directly related to the Registrant’s operations and financial reporting, during the Registrant’s fiscal year ended December 31, 2025, and the amount of fees billed by KPMG to the Adviser and any Affiliated Fund Service Provider, for engagements directly related to the Registrant’s operations and financial reporting, during the Registrant’s fiscal year ended December 31, 2024.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Registrant, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Registrant did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Registrant’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2025 (PwC)	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2024 (KPMG)	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PwC billed during the Registrant’s fiscal year ended December 31, 2025 for non-audit services, and the amount of fees that KPMG billed during the Registrant’s fiscal year ended December 31, 2024 for non-audit services. The Audit Committee is required to pre-approve non-audit services that the Registrant’s independent registered public accounting firm provides to the Adviser and any Affiliated Fund Service Provider, if the engagement related directly to the Registrant’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PwC and KPMG about any non-audit services rendered during the Registrant’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PwC’s and KPMG’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Registrant	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Registrant)	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2025 (PwC)	$0	$0	$11,542,000	$11,542,000
December 31, 2024 (KPMG)	$0	$0	$0	$0

“Non-Audit Fees billed to Registrant” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to the Registrant in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the independent registered public accounting firm’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the independent registered public accounting firm’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Registrant by the Registrant’s independent registered public accounting firm and (ii) all audit and non-audit services to be performed by the Registrant’s independent registered public accounting firm for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Registrant.

Item 4(i) and Item 4(j) are not applicable to the Registrant.

Item 5.	Audit Committee of Listed Registrants.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Joseph A. Boateng, Amy B. R. Lancellotta, John K. Nelson, Chair, Loren M. Starr, Terence J. Toth, Matthew Thornton III and Margaret L. Wolff.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Portfolio of Investments filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management”), Teachers Advisors LLC (“Teachers Advisors”) and Winslow Capital Management, LLC (“Winslow”), as Sub-Advisers to provide discretionary investment advisory services, respectively (Nuveen Asset Management, Teachers Advisors and Winslow are also collectively referred to as “Sub-Advisers”). As part of these services, the Adviser has also delegated to the Sub-Advisers the full responsibility for proxy voting on securities held in its portfolio and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Advisers’ voting to ensure that it is carrying out its duties. The Sub-Advisers’ proxy voting policies and procedures are attached to this filing as exhibits.

Teachers Advisors LLC (“Teachers Advisors”)

Proxy Voting Guidelines

The Fund has adopted policies and procedures to govern the Fund’s voting of proxies of portfolio companies. The Fund seeks to use proxy voting as a tool to promote positive returns for long-term shareholders. The Fund believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of shareholders.

As a general matter, the Fund’s Board has delegated to Teachers Advisors responsibility for voting proxies of the Fund’s portfolio companies in accordance with the Nuveen Proxy Voting Policies, attached as an Appendix to this filing.

Teachers Advisors has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and TIAA investment professionals. Based on their analysis of proposals and guided by the Nuveen Proxy Voting Policies, these professionals then vote in a manner intended solely to advance the best interests of the Fund’s shareholders. Occasionally, when a proposal relates to issues not addressed in the Nuveen Proxy Voting Policies, Teachers Advisors may seek guidance from the Fund’s Board or a designated committee thereof.

The Fund and Teachers Advisors believes that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by TIAA’s Board of Trustees or a designated committee thereof; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Fund’s proxy voting (e.g., Teachers Advisors’ proxy voting professionals, a Trustee, or a senior executive of the Fund, Teachers Advisors or Teachers Advisors’ affiliates) by Teachers Advisors’ legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing the Fund’s proxy voting (e.g., Teachers Advisors’ proxy voting professionals, a Trustee or a senior executive of the Fund, Teachers Advisors or Teachers Advisors’ affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

A record of all proxy votes cast for the Fund for the 12-month period ended June 30 can be obtained, free of charge, at www.tiaa.org, and on the SEC’s website at www.sec.gov.

Winslow Capital Management, LLC (“Winslow”)

Winslow Capital, pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, has adopted Proxy Voting Policies and Procedures pursuant to which it has undertaken to vote all proxies or other beneficial interests in an equity security prudently and solely in the best long-term economic interest of its advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Winslow Capital will vote all proxies appurtenant to shares of corporate stock held by a plan or account with respect to which it serves as investment manager, unless the investment management contract expressly precludes Winslow Capital, as investment manager, from voting such proxy.

Winslow Capital has delegated the authority to vote proxies in accordance with its Proxy Voting Policies and Procedures to Institutional Shareholder Services Inc. (“ISS”), a third party proxy-voting agency. Winslow Capital subscribes to ISS’s Implied Consent service feature. As ISS research is completed, the ISS Account Manager executes the ballots as Winslow Capital’s agent according to the vote recommendations and consistent with the applicable ISS Proxy Voting Guidelines. If new material public information becomes available after ISS recommends a vote or ISS finds that a report contains a material error, ISS issues a proxy alert to inform Winslow Capital of any corrections and, if necessary, any resulting changes in the vote recommendations. In casting its vote, Winslow Capital reviews any updated information from ISS.

Winslow Capital retains the ability to override any vote if it disagrees with ISS’s vote recommendation, and always maintains the option to review and amend votes before they are cast, except in the case of a conflict of interest. When there is an apparent conflict of interest, or the appearance of a conflict of interest, e.g., where Winslow Capital may receive fees from a company for advisory or other services at the same time that Winslow Capital has investments in the stock of that company, Winslow Capital will follow the vote recommendation of ISS. Winslow Capital retains documentation of all amended votes.

Although Winslow Capital has affiliates that provide investment advisory, broker-dealer, insurance or other financial services, Winslow Capital does not receive non-public information about the business arrangements of such affiliates (except with regard to major distribution partners of its investment products) or the directors, officers and employees of such affiliates. Therefore, Winslow Capital is unable to consider such information when determining whether there are material conflicts of interests.

Winslow Capital has adopted ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on the Sub-Adviser’s general voting policies. ISS’s website at http://www.issgovernance.com/policy-gateway/voting-policies provides access to all of the current ISS Proxy Voting Guidelines.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management”), Teachers Advisors LLC (“Teachers Advisors”) and Winslow Capital Management, LLC (“Winslow”), as Sub-Advisers to provide discretionary investment advisory services, respectively (Nuveen Asset Management, Teachers Advisors and Winslow are also collectively referred to as “Sub-Advisers”). The following section provides information on the portfolio managers at Nuveen Asset Management:

(a)(1) Portfolio Manager Biographies

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

James Kim, is a portfolio manager for Nuveen’s leveraged finance team with a focus on the management of high yield mandates. James is the lead manager of the High Yield Income strategy and a co-manager on the High Yield, Real Asset Income and Credit Income strategies. He is also head of special situations, leading workouts and opportunistic investing for the leveraged finance platform. Previously, James was co-head of global fixed income research and head of the leveraged finance research team, overseeing its daily investment process. He also served as the co-head of research at Nuveen affiliate Symphony Asset Management, leading the firm’s research team, daily investment process and opportunistic investments across its various mandates. Prior to this, he was a distressed generalist and an industry analyst responsible for a number of different industries, including energy, power, metals & mining and chemicals, providing long and short ideas across the capital structure. Prior to joining the firm, James was an associate at Greywolf Capital in its special situations group and an analyst at Watershed Asset Management. He began his career at Goldman Sachs, as an investment banking analyst both in the Strategy Group and Energy & Power Group.

Mark Zheng, CFA is a portfolio manager for Nuveen, focused on Multi-Sector portfolio management. He is currently lead manager of a diversified, total return component portfolio for the CREF Real Estate Account. He is also a co-manager for the Stable Value Account. Mark is a member of the Core and Core-Plus Strategy teams. Mark provides strategic and quantitative analysis across a broad set of Multi-Sector Fixed Income strategies incorporating emerging markets, mortgage-backed securities, high yield bond and loans and non-agency structured products. Since joining the firm in 2010, he has held several positions, including co-manager of fixed income ETFs. He also served as a research analyst for investments in mortgage-backed securities and as a business analyst for fixed income business applications. Prior to working in the financial services industry, Mark worked in the engineering industry, providing consulting services for global pharmaceutical, chemical, and manufacturing firms.

John Tribolet is a portfolio manager for Nuveen’s equities team and has lead portfolio management responsibilities for several global and international strategies. He is also a member of the Equities Investment Council (EIC) with a focus on international investing. Prior to his current role and since joining Nuveen in 2005, John has served as head of global equities research for Nuveen as well as a lead international and global portfolio manager on multiple strategies. Prior to joining Nuveen, John was co-head of the Loomis Sayles International Equity Fund and an international portfolio manager at Nicholas Applegate.

(a)(2) Other Accounts Managed by Portfolio Managers

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*

James Kim	Registered Investment Company	9	$7.98 billion
	Other Pooled Investment Vehicles	2	$71.64 million
	Other Accounts	3	$152.51 million

Mark Zheng	Registered Investment Company	2	$868.89 million
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$223.09 million

John Tribolet	Registered Investment Company	4	$42.50 billion
	Other Pooled Investment Vehicles	2	$112.58 million
	Other Accounts	1	$20.15 million
*	Assets are as of December 31, 2025. None of the assets in these accounts are subject to an advisory fee based on performance.

Potential Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

(a)(3)  Fund Manager Compensation

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

(a)(4)  Beneficial Ownership of NMAI Securities

As of December 31, 2025, the portfolio managers beneficially owned the following dollar range of equity securities issued by the Fund.

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
James Kim	X
Mark Zheng	X
John Tribolet	X

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 16.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Not applicable because the code of ethics is available, upon request and without charge, by calling 800-257-8787 and there were no amendments during the period covered by this report.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nuveen Multi-Asset Income Fund

Date: March 6, 2026	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: March 6, 2026	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer (principal executive officer)

Date: March 6, 2026	By:	/s/ Marc Cardella
Marc Cardella
Vice President and Controller (principal financial officer)